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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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VORNADO REALTY TRUST
(Name of Registrant as Specified In Its Charter)

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VORNADO
REALTY TRUST

2019

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

This Proxy Statement is printed on recycled paper and is recyclable.

888 Seventh Avenue
New York, New York 10019

Notice of Annual Meeting of Shareholders to Be Held on May 16, 2019

To our Shareholders:

The 2019 Annual Meeting of Shareholders of Vornado Realty Trust, a Maryland real estate investment trust ("Vornado" or the "Company"), will be held at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663, on Thursday, May 16, 2019, beginning at 11:30 A.M., New York City time, for the following purposes:

        (1)   To consider and vote upon the election of nine persons to the Board of Trustees of the Company, each to serve for a one-year term expiring at the 2020 annual meeting of shareholders of the Company and until his or her successor is duly elected and qualified.

        (2)   To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the current fiscal year.

        (3)   To consider and vote upon the approval of a non-binding, advisory resolution on executive compensation.

        (4)   To consider and vote upon the Company's 2019 Omnibus Share Plan.

        (5)   To transact any other business as may properly come before the meeting or any postponement or adjournment of the meeting.

The Board of Trustees of the Company has fixed the close of business on March 18, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

Please review the accompanying proxy statement and proxy card or voting instruction form. Whether or not you plan to attend the meeting, it is important that your shares be represented and voted. You may authorize your proxy through the Internet or by touch-tone telephone as described on the proxy card or voting instruction form. Alternatively, you may sign the proxy card or voting instruction form and return it in accordance with the instructions included with the proxy card or voting instruction form. You may revoke your proxy by (1) timely executing and submitting a later-dated proxy card or voting instruction form, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) timely sending a written revocation of proxy to our Secretary at our principal executive office located at 888 Seventh Avenue, New York, New York 10019, or (4) attending the meeting and voting in person. To be effective, later-dated proxy cards, voting instruction forms, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 15, 2019.

By Order of the Board of Trustees,
Alan J. Rice Secretary
April 5, 2019

2019 PROXY STATEMENT SUMMARY	VORNADO REALTY TRUST	i

OVERVIEW OF VOTING ITEMS

This summary highlights certain information that is covered elsewhere in this Proxy Statement. You are encouraged to read our complete Proxy Statement before voting.

SHAREHOLDER VOTING ITEMS		BOARD VOTE RECOMMENDATION
Proposal 1	Election of nine Trustees	For

Proposal 2	Ratification of appointment of Independent Accounting Firm	For

Proposal 3	Advisory approval of executive compensation	For

Proposal 4	Approval of the Company's 2019 Omnibus Share Plan	For

For 2018, the following highlights were among the factors considered in the compensation decision process:

BUSINESS HIGHLIGHTS
Net income for the year ended December 31, 2018 was $2.01 per diluted share, compared to $0.85 per diluted share for 2017.

Total Funds From Operations ("FFO") for the year ended December 31, 2018 was $3.82 per diluted share, compared to $3.75 per diluted share for 2017. FFO, as adjusted for the year ended December 31, 2018 was $3.76 per diluted share, compared to $3.73 per diluted share for 2017. FFO and FFO, as adjusted, are non-GAAP measures defined on Annex A to this Proxy Statement.

Company-wide cash basis Net Operating Income ("NOI") for 2018 was $1.338 billion, compared to $1.315 billion for 2017. 2018 cash basis "same store" NOI increased 3.9%. NOI is a non-GAAP measure defined on Annex A to this Proxy Statement.

Our Manhattan Street Retail assets produced $324.2 million of cash NOI in 2018, well ahead of the $309 million minimum we guided in the beginning of 2018, which we increased to $315 million in the third quarter.

Our 2018 leasing activity for the year, across the entire business including New York, theMART and 555 California Street and Retail, totaled approximately 2.6 million square feet in 230 leases, with industry leading mark-to-market increases of 25.6% GAAP and 18.4% cash.

ii	VORNADO REALTY TRUST	PROXY STATEMENT SUMMARY

At year end, office occupancy for New York, theMART and 555 California Street was 97.0% and retail occupancy was 97.3%.

In 2018, we completed $2.6 billion of financings in seven transactions.

We completed the following acquisitions during 2018:

•

$442 million acquisition of the retail condominium at 1535 Broadway;

•

$44 million acquisition of 537 West 26th Street and 55,000 square feet of additional zoning air rights; and

•

$42 million purchase price to increase our ownership interest in the joint venture that is developing the Farley Office and Retail Building to 95.0% from 50.1% where we are developing 850,000 square feet of unique office and retail space.

We completed the following sale transactions during 2018:

•

$215 million net proceeds from the sale of 11 condominium units at our 220 Central Park South luxury residential condominium development project. We began closings in the fourth quarter of 2018 and closings will continue throughout 2019 and 2020;

•

$120 million sale of our 49.5% interests in the 666 Fifth Avenue Office Condominium. Concurrently with the sale of our interests, the existing mortgage loan on the property was repaid and we received net proceeds of $55.2 million for the participation we held in the mortgage loan;

•

$82 million sale of the retail condominium at 11 East 68th Street by our real estate fund (25% interest); and

•

$45 million sale of 27 Washington Square North.

Please also see our Chairman's Letter that can be found on our website at www.vno.com/chairmansletter. Our Chairman's Letter is not a part of or incorporated by reference in this Proxy Statement.

2019 PROXY STATEMENT SUMMARY	VORNADO REALTY TRUST	iii

VORNADO ENVIRONMENTAL STEWARDSHIP, SOCIAL RESPONSIBILITY AND GOVERNANCE ("ESG") AT A GLANCE

We regularly engage with our shareholders regarding ESG matters and continuously review and strive to improve our characteristics and performance. For instance, over the past five years in response to shareholder input, we have made a number of governance changes and present some of the highlights of our current ESG program below. Changes we have made in the last five years are in blue.

Regular Shareholder Engagement

•

During each of the past five years, we have regularly met in person, or over the telephone, with shareholders holding over 50% of our shares.

•

Ms. Candace Beinecke, our Lead Independent Trustee, has participated in many of these meetings or calls.

Strong, Independent, Diverse and Engaged Board

•

In the past three years, we have added two new Trustees. We are committed to a continuous process of Board refreshment.

•

Over 80% of our Board is independent, with the only non-independent members being the current and former Chief Executive Officers.

•

22% percent of our Board members are female.

•

Our Board members are invested in our Company—they are required (within five years of election or appointment) to hold Company equity having a value of at least 5x their annual cash retainer.

•

We have a Lead Independent Trustee with significant authority and responsibility.

•

Our Board is actively engaged in strategic, risk and management oversight.

•

Our Board and Board Committees undertake a robust self-evaluation at least annually lead by our Lead Independent Trustee.

•

Our Board actively monitors, oversees and participates in management succession planning.

•

The diverse skills and experiences of our Board members, enhanced by the fresh perspectives brought by our newer Trustees, and the industry and company-specific expertise of our longer-tenured Trustees, support in the oversight of Company business and strategy.

•

Our Board actively monitors our sustainability initiatives and compliance with our ethical and social policies.

Strong Shareholder Rights

•

We have a single class of Trustees, elected annually.

•

We have adopted proxy access with a 3/3/20/20 market standard.

•

Our shareholders may amend our Bylaws.

•

We changed our voting standards for Trustees so that if a Trustee does not receive majority support, he or she must tender his or her offer of resignation.

•

We do not have a poison pill.

•

Our charter may be amended by a majority vote of our outstanding Shares other than with respect to limited provisions intended to protect our real estate investment trust tax status and the removal of Trustees.

iv	VORNADO REALTY TRUST	PROXY STATEMENT SUMMARY

Strong Ethical and Social Policies

•

We maintain a strong Code of Business Conduct and Ethics that applies to all our Trustees and employees.

•

We have a clawback policy.

•

We have an anti-hedging policy.

•

We have adopted a refreshed and renewed anti-harassment policy.

•

Our policies and manuals prohibit bribes, money laundering and other corruption.

•

We restrict conflicts of interest.

•

We restrict political contributions.

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We have established and circulated straight-forward procedures for reporting any policy violations or other wrongdoing.

•

We comply with the strictest rules regarding employing child labor, respecting human rights and not purchasing conflict minerals.

•

We actively monitor and audit internal compliance with our policies.

•

Our Board ultimately oversees our internal compliance with policies.

Leader in Sustainability Practices

•

We have received the Energy Star Partner of the Year Award with Sustained Excellence three times, most recently in 2018.

•

In every year since 2013, we have received the Global Real Estate Sustainability Benchmark Green Star Ranking and we were recognized as sector leader in 2017 and we scored in the top 6% of over 800 responding companies in 2018.

•

We have received the National Association of Real Estate Investment Trusts (Nareit) Leader in the Light Award for every year since 2010.

•

We are one of the largest owners of LEED-certified property in the United States.

2019 PROXY STATEMENT SUMMARY	VORNADO REALTY TRUST	v

EXECUTIVE COMPENSATION HIGHLIGHTS

Substantial Performance-Based and At-Risk Components

•

Over 90% of the total value of the CEO's compensation is in the form of equity, so that the actual value of CEO's compensation directly fluctuates with the value of our shares.

•

At least one-half of the equity (other than equity in lieu of cash bonus) granted to our Chief Executive Officer and our other named executive officers is in the form of performance-based equity that requires the achievement of significant performance hurdles for the equity to have any value.

•

Over 75% of the total value of the compensation for our other named executive officers is in the form of equity.

•

We have a formula-driven annual bonus plan.

Substantial Share Ownership Requirements

•

We require our CEO to hold Company equity having a value equal to at least 6x his salary and each of our other named executive officers to hold Company equity with a value equal to at least 3x such executive's salary.

No Excessive Change of Control or Severance Payments

•

We have double-trigger equity acceleration upon a change of control.

•

Our CEO has no employment agreement and is not entitled to any special severance upon a change of control or other employment termination.

Other Shareholder Friendly Compensation- Related Provisions	• We have no excessive perks and do not have a retirement plan other than a 401(k). • We do not have any tax gross-ups.

vi	VORNADO REALTY TRUST	PROXY STATEMENT SUMMARY

EXECUTIVE COMPENSATION PROGRAM OBJECTIVES

RETAIN a highly-experienced, "best-in-class" team of executives who have worked together as a team for a long period of time and who make major contributions to our success.

ATTRACT other highly-qualified executives to strengthen that team as needed.

MOTIVATE our executives to contribute to the achievement of company-wide and business-unit goals as well as to pursue individual goals.

EMPHASIZE equity-based incentives with long-term performance measurement periods and vesting conditions.

ALIGN the interests of executives with shareholders by linking payouts under annual incentives to performance measures that promote the creation of long-term shareholder value.

ACHIEVE an appropriate balance between risk and reward in our compensation programs that does not encourage excessive or inappropriate risk-taking.

TABLE OF CONTENTS	VORNADO REALTY TRUST	a

b	VORNADO REALTY TRUST	TABLE OF CONTENTS

2019 PROXY STATEMENT	VORNADO REALTY TRUST	1

888 Seventh Avenue
New York, New York 10019

PROXY STATEMENT

Annual Meeting of Shareholders to Be Held on May 16, 2019

The accompanying proxy is being solicited by the Board of Trustees (the "Board of Trustees" or the "Board") of Vornado Realty Trust, a Maryland real estate investment trust ("we," "us," "our" or the "Company"), for exercise at our 2019 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, May 16, 2019, beginning at 11:30 A.M., New York City time, at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663. Our principal executive office is located at 888 Seventh Avenue, New York, New York 10019. Our proxy materials, including this proxy statement, the Notice of Annual Meeting of Shareholders, the proxy card or voting instruction form and our 2018 Annual Report are being distributed and made available on or about the date of this proxy statement.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC"), we have elected to provide our shareholders access to our proxy materials on the Internet. Accordingly, a notice of Internet availability of proxy materials will be mailed on or about the date of this proxy statement to our shareholders of record as of the close of business on March 18, 2019. Shareholders may (1) access the proxy materials on the website referred to in the notice or (2) request that a printed set of the proxy materials be sent, at no cost to them, by following the instructions in the notice. You will need your 12-digit control number that is included with the notice mailed on or about the date of this proxy statement, to authorize your proxy for your Shares (as defined below) through the Internet. If you have not received a copy of this notice of internet availability, please contact our investor relations department at 201-587-1000 or send an e-mail to ircontact@vno.com. If you wish to receive a printed version of these materials, you may request them at www.proxyvote.com or by dialing 1-800-579-1639 and following the instructions at that website or phone number.

2	VORNADO REALTY TRUST	2019 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

How do you vote?

If you hold your shares of record in your own name, you may vote in person at the Annual Meeting or you may authorize your proxy over the Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903) or by executing and returning a proxy card or voting instruction form. Once you authorize a proxy, you may revoke that proxy by (1) timely executing and submitting a later-dated proxy card or voting instruction form, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) timely sending a written revocation of your proxy to our Secretary at our principal executive office or (4) attending the Annual Meeting and voting in person. Attending the Annual Meeting without submitting a new proxy or voting in person will not automatically revoke your prior authorization of your proxy.

If you hold your shares in "street name" (that is, as beneficial owner through a bank, broker or other nominee), your nominee will not vote your shares (other than with respect to the ratification of the appointment of our independent registered public accounting firm) unless you provide instructions to your nominee on how to vote your shares. If you hold Shares in "street name," you will receive instructions and a voting instruction form from your nominee that you must follow in order to have your proxy authorized, or you may contact your nominee directly to request these voting instructions. You should instruct your nominee how to vote your shares by following the directions provided by your nominee.

To be effective, later-dated proxy cards, voting instruction forms, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 15, 2019.

We will pay the cost of soliciting proxies. We have hired MacKenzie Partners, Inc. to solicit proxies for a fee not to exceed $5,500. In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals and we may reimburse them for their expenses in so doing. Trustees or members of management of the Company may also solicit proxies.

Who is entitled to vote?

Only holders of record of our common shares of beneficial interest, par value $0.04 per share (the "Shares"), as of the close of business on March 18, 2019 are entitled to notice of and to vote at the Annual Meeting. We refer to this date as the "record date." On that date, 190,743,262 of our Shares were outstanding. Holders of Shares as of the record date are entitled to one vote per Share on each matter properly presented at the Annual Meeting.

How do you attend the meeting in person?

If you hold your Shares in your own name, you will need only to present satisfactory evidence of your identity. If you hold your Shares in "street name" and would like to attend the Annual Meeting in person, you will need to bring an account statement or other evidence acceptable to us of ownership of your Shares as of the close of business on the record date. If you hold Shares in "street name" and wish to vote in person at the Annual Meeting, you will need to contact your bank, broker or other nominee and obtain a "legal proxy" from your nominee and bring it to the Annual Meeting. Obtaining a legal proxy may take several days. Directions to attend the Annual Meeting and vote in person are available upon request to the Secretary of the Company at its offices.

What is the quorum necessary for the meeting?

The holders of a majority of the outstanding Shares as of the close of business on the record date, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	3

How will your votes be counted?

Any proxy, properly executed and returned, will be voted as directed and, if no direction is given, will be voted as recommended by the Board of Trustees in this proxy statement and in the discretion of the proxy holder as to any other matter that may properly come before the meeting. A broker non-vote and any proxy marked "withhold" or an abstention, as applicable, will count for the purposes of determining a quorum, but will have no effect on the result of the votes on any of the proposals, except that an abstention will have the effect of a vote against the Company's 2019 Omnibus Share Plan. A broker non-vote is a vote that is not cast on a non-routine matter because the Shares entitled to cast the vote are held in street name, the broker lacks discretionary authority to vote the Shares on that matter and the broker has not received voting instructions from the beneficial owner.

The election of each of our nominees for Trustee (Proposal 1) requires a plurality of the votes cast at the Annual Meeting; however, any nominee for Trustee who does not receive the approval of a majority of the votes cast (more "for" votes than "withhold" votes) will be required, pursuant to our Corporate Governance Guidelines (the "Guidelines"), to tender his or her offer of resignation to the Board of Trustees for its consideration. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (Proposal 2), the approval of the non-binding, advisory vote on executive compensation (Proposal 3), and the approval of the Company's 2019 Omnibus Share Plan (Proposal 4), each requires the affirmative vote of a majority of the votes cast on such matter at the Annual Meeting. For the purposes of Proposal 4, abstentions will count as votes against the Proposal.

4	VORNADO REALTY TRUST	2019 PROXY STATEMENT

PROPOSAL 1: ELECTION OF TRUSTEES

Trustees Standing for Election

Our Board has 10 Trustees, nine of whom will be standing for election at our Annual Meeting. Our Board, on the recommendation of our Corporate Governance and Nominating Committee, has nominated each of Mr. Steven Roth, Ms. Candace K. Beinecke, Messrs. Michael D. Fascitelli, William W. Helman IV and David M. Mandelbaum, Ms. Mandakini Puri, Mr. Daniel R. Tisch, Dr. Richard R. West and Mr. Russell B. Wight, Jr. for election at our Annual Meeting. If elected, such persons will serve until the Annual Meeting of Shareholders in 2020 and until their respective successors are duly elected and qualified. Each of these nominees currently serves as a member of our Board. On March 24, 2019, Mr. Michael Lynne, who had served as a member of our Board of Trustees from 2005, passed away. On April 3, Mr. Robert P. Kogod, an existing Trustee, determined not to stand for re-election at our Annual meeting.

Unless you direct otherwise in your signed and returned proxy, each of the persons named in the accompanying proxy will vote your Shares for the election of each of the nine nominees for Trustees listed below. If any nominee at the time of election is unavailable to serve, it is intended that each of the persons named in the proxy will vote for an alternate nominee who will be recommended by the Corporate Governance and Nominating Committee of our Board and nominated by the Board. Alternatively, the Board may reduce the size of the Board and the number of nominees. Proxies may be exercised only for the nominees named or such alternates. We do not currently anticipate that any nominee for Trustee will be unable to serve as a Trustee.

The Board of Trustees recommends that shareholders vote "FOR" the election of each of the nominees listed below to serve as a Trustee until the Annual Meeting of Shareholders in 2020 and until his or her respective successor has been duly elected and qualified.

Under our Bylaws, a plurality of all the votes cast at the Annual Meeting, if a quorum is present, is sufficient to elect a Trustee. However, any Trustee who does not receive the affirmative vote of a majority of the votes cast for his or her election to the Board (a greater number of "for" votes than "withhold" votes) in an uncontested election (such as this election) will be required, pursuant to our Corporate Governance Guidelines, to tender his or her offer of resignation to the Board for its consideration. An abstention or a broker non-vote will have no effect on the result of this vote.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	5

The following table lists the nominees for election to the Board at the 2019 Annual Meeting for a term of one year. For each such person, the table lists the age, principal occupation, position presently held with the Company, if any, and the year in which the person first became a member of our Board or a director of our predecessor, Vornado, Inc.

Name	Age	Principal Occupation and, if applicable, Present Position with the Company	Year First Elected as Trustee
Steven Roth(1)	77	Chairman of the Board of Trustees of the Company since May 1989; Chief Executive Officer of the Company from May 1989 to May 2009 and since April 15, 2013; Managing General Partner of Interstate Properties	1979

Candace K. Beinecke(1)(2)(3)(4)	72	The Senior Partner of Hughes Hubbard & Reed LLP	2007

Michael D. Fascitelli	62	Owner, MDF Capital LLC since June 2013. From May 2009 to April 15, 2013, President and Chief Executive Officer of the Company	1996

William W. Helman IV(2)(3)(5)	60	General Partner of Greylock Partners	2019

David M. Mandelbaum(2)	83	A member of the law firm of Mandelbaum & Mandelbaum, P.C.; a general partner of Interstate Properties	1979

Mandakini Puri(2)(3)(6)	58	Independent consultant	2016

Daniel R. Tisch(2)(5)(6)	67	Managing Member of TowerView LLC	2012

Dr. Richard R. West(2)(5)(6)	81	Dean Emeritus, Leonard N. Stern School of Business, New York University	1982

Russell B. Wight, Jr.(1)(2)	79	A general partner of Interstate Properties	1979

(1)
Member of the Executive Committee of the Board.

(2)
Independent pursuant to the rules of the New York Stock Exchange ("NYSE") as determined by the Board.

(3)
Member of the Corporate Governance and Nominating Committee of the Board.

(4)
Lead Independent Trustee.

(5)
Member of the Compensation Committee of the Board.

(6)
Member of the Audit Committee of the Board.

Biographies of our Trustees

Steven Roth

Mr. Roth has been the Chairman of our Board of Trustees since May 1989 and Chairman of the Executive Committee of the Board since April 1980. From May 1989 until May 2009, Mr. Roth served as our Chief Executive Officer. Since April 15, 2013, Mr. Roth has again been serving in that position. Since 1968, he has been a general partner of Interstate Properties (an owner of shopping centers and investor in securities and partnerships, "Interstate") and he currently serves as its Managing General Partner. He is the Chairman of the Board and Chief Executive Officer of our affiliate, Alexander's, Inc. (a New York Stock Exchange-listed real estate investment trust 32.4% of which is owned by the Company). Since January 2015, Mr. Roth has been a member of the Board of Trustees of Urban Edge Properties

6	VORNADO REALTY TRUST	2019 PROXY STATEMENT

(a New York Stock Exchange-listed real estate investment trust and the spin-off of the Company's former shopping center business, "Urban Edge"). Since July 18, 2017, Mr. Roth has been the Chairman of the Board of Trustees of JBG SMITH Properties (a New York Stock Exchange-listed real estate investment trust and the spun-off successor to our former Washington D.C. business, "JBG SMITH" and the "Washington Spin"). Each of these other Boards upon which Mr. Roth serves is either a current affiliate of the Company or a company recently spun-off from Vornado. Our board believes the presence of Mr. Roth on each of these Boards is beneficial to the Company and/or the broadly overlapping shareholder base of the Company, Urban Edge, and JBG SMITH.

Candace K. Beinecke

Ms. Beinecke has served as Senior Partner or Chair of Hughes Hubbard & Reed LLP, a New York law firm, since 1999 and is a practicing partner in Hughes Hubbard's Corporate Department. Ms. Beinecke serves as Chairperson of the Board of Arnhold & S. Bleichroeder Advisors LLC's First Eagle Funds, Inc. (a U.S. public mutual fund family). Since September 2018, Ms. Beinecke has also served as a member of the Board of Directors of CBS Corporation (a New York Stock Exchange-listed U.S. media company).

Michael D. Fascitelli

Mr. Fascitelli has served as a member of our Board of Trustees since December 1996. Since June 2013, Mr. Fascitelli has been the owner and principal of MDF Capital LLC (a private investment firm). Since November 2017, Mr. Fascitelli has served as Co-Founder and Managing Partner of Imperial Companies (a private real estate company). Since December 2014, Mr. Fascitelli has served as Chair of the Investment Committee, Senior Advisor and Board Member of Quadro Partners Inc. (a private online real estate investment platform). Previously, Mr. Fascitelli served as our President from December 1996, and as our Chief Executive Officer from May 2009, until his resignation from both positions effective April 15, 2013. Since January 16, 2014, Mr. Fascitelli has served on the Board of Trustees of Invitation Homes Inc. (a New York Stock Exchange-listed residential real estate investment trust) or its predecessors. From 2015 to 2017, Mr. Fascitelli also served as a member of the Board of Commissioners of the Port Authority of New York and New Jersey. Since June 2018, Mr. Fascitelli has also served as a director of Och Ziff Capital Management Group LLC (a New York Stock Exchange-listed, global, institutional, alternative asset manager).

William W. Helman IV

Mr. Helman is a general partner at Greylock Partners, a venture capital firm. He joined Greylock in 1984 and served as its managing partner from 1999 to 2013. Mr. Helman has been a member of the Board of Directors of the Ford Motor Company (a public company) since 2011 and serves on its finance committee, nominating and governance committee and as chair of the sustainability and innovation committee. In addition, Mr. Helman currently serves on the boards of the Broad Institute, Harvard Management Company, Isabella Stewart Gardner Museum, Dartmouth-Hitchcock Medical Center and the Steppingstone Foundation.

David M. Mandelbaum

Mr. Mandelbaum has been a member of the law firm of Mandelbaum & Mandelbaum, P.C. since 1960. Since 1968, he has been a general partner of Interstate. Mr. Mandelbaum is also a director of Alexander's.

Mandakini Puri

Ms. Puri has been an independent consultant since May 2013. From May 2011 until May 2013, she served as a Managing Director and Co-Head of BlackRock Private Equity, a private equity business affiliated with BlackRock, Inc. From April 2009 until April 2011, Ms. Puri served as a consultant to Bank of America/Merrill Lynch Global Private Equity and prior to that she co-founded and served as Chief Investment Officer of Merrill Lynch Global Private Equity. She was a member of the Board of Validus Holdings Ltd., a public insurance holding company until it was acquired in July 2018, where she served as Chair of the Executive and Compensation Committees. She is also a member of the Wharton School Graduate Executive Board. Ms. Puri has a Bachelor of Commerce degree from Delhi University and an MBA from the Wharton School at the University of Pennsylvania and is a member of the Indian Institute of Chartered Accountants.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	7

Daniel R. Tisch

Mr. Tisch has been the Managing Member of TowerView LLC (a private investment partnership) since 2001. Mr. Tisch also serves as a member of the Board of Directors of Tejon Ranch Company (a New York Stock Exchange-listed real estate development and agribusiness company). Mr. Tisch is also a Board member and member of the Finance, Audit and Investment Committees of New York University.

Richard R. West

Dr. West is Dean Emeritus of the Leonard N. Stern School of Business at New York University. He was a professor there from September 1984 until September 1995 and Dean from September 1984 until August 1993. Prior thereto, Dr. West was Dean of the Amos Tuck School of Business Administration at Dartmouth College. Dr. West is also a director of Alexander's.

Russell B. Wight, Jr.

Mr. Wight has been a general partner of Interstate since 1968. Mr. Wight is also a director of Alexander's.

Relationships Among our Trustees

We are not aware of any family relationships among any of our Trustees or executive officers or persons nominated or chosen by us to become Trustees or executive officers.

Messrs. Roth, Wight and Mandelbaum each are general partners of Interstate. Since 1992, Vornado has managed all the operations of Interstate for a fee as described in "Certain Relationships and Related Transactions—Transactions Involving Interstate Properties."

Messrs. Roth, Wight and Mandelbaum and Dr. West are also directors of Alexander's. As of the record date, the Company, together with Interstate and its general partners, beneficially owns approximately 59% of the outstanding common stock of Alexander's.

For more information concerning Interstate, Alexander's and other relationships involving our Trustees, see "Certain Relationships and Related Transactions."

8	VORNADO REALTY TRUST	2019 PROXY STATEMENT

CORPORATE GOVERNANCE

OUR MISSION AND CULTURE

Our mission is to execute on the objectives and strategy that we set out in our Annual Report on Form 10-K.

Our goal, culture and intent is to do so in a manner that:

•

adds value to the communities in which we operate;

•

provides a rewarding, engaging and motivating environment for our employees; and

•

accomplishes this with the highest ethical standards and in a sustainable manner.

Governance Highlights

Regular Shareholder Engagement

•

During each of the past five years, we have regularly met in person, or over the telephone, with shareholders holding over 50% of our Shares.

•

Ms. Candace Beinecke, our Lead Independent Trustee, has participated in many of these meetings or calls.

Strong, Independent, Diverse and Engaged Board

•

In the past three years, we have added two new Trustees. We are committed to a continuous process of Board refreshment.

•

Over 80% of our Board is independent, with the only non-independent members being the current and former Chief Executive Officers.

•

22% of our Board members are female.

•

Our Board members are invested in our Company—they are required (within five years of appointment or election) to hold Company equity having a value of at least 5x their annual cash retainer.

•

We have a Lead Independent Trustee with significant authority and responsibility.

•

Our Board is actively engaged in strategic, risk and management oversight.

•

Our Board and Board Committees undertake a robust self-evaluation at least annually lead by our Lead Independent Trustee.

•

Our Board actively monitors, oversees and participates in management succession planning.

•

The diverse skills and experiences of our Board members, enhanced by the fresh perspectives brought by our newer Trustees, and the industry and company-specific expertise of our longer-tenured Trustees, support in the oversight of Company business and strategy.

•

Our Board actively monitors our sustainability initiatives and compliance with our ethical and social policies.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	9

Strong Shareholder Rights

•

We have a single class of Trustees, elected annually.

•

We have adopted proxy access with a 3/3/20/20 market standard.

•

Our shareholders may amend our Bylaws.

•

We changed our voting standards for Trustees so that if a Trustee does not receive majority support, he or she must tender his or her offer of resignation.

•

We have a clawback policy.

•

We have an anti-hedging policy.

•

We do not have a poison pill.

•

Our charter may be amended by a majority vote of our outstanding Shares other than with respect to limited provisions intended to protect our real estate investment trust tax status and the removal of Trustees.

Shareholder Engagement and Governance Changes

During the past four years we have adopted a number of significant governance changes following outreach to our shareholders for their views. During each of the last five years, we met with or spoke to holders of more than 50% of our Shares. Based on that outreach, we believe the combination of actions we have taken present an overall governance structure responsive to our shareholders' views. The changes implemented include:

•
We have added two new independent Trustees, Ms. Puri and Mr. Helman.
•
We have increased the diversity of our Board so that now 22% of our Board members are female.
•
We amended our organizational documents to provide shareholders with the power to amend our Bylaws.
•
We declassified our Board so that we now have a single class of Trustees elected annually.
•
We adopted proxy access with a 3/3/20/20 market standard.
•
We changed our voting standards for Trustees so that if a Trustee does not receive majority support, he or she must tender his or her offer of resignation.
•
We strengthened the role and authority of our Lead Independent Trustee, such that, among other things, the Lead Independent Trustees works closely with Mr. Roth in identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors.
•
We appointed Ms. Candace K. Beinecke as Lead Independent Trustee.
•
We adopted an anti-hedging policy.
•
We adopted a claw-back policy.

NYSE-Listed

The common shares of the Company or its predecessor have been continuously listed on the NYSE since January 1962 and the Company is subject to the NYSE's Corporate Governance Standards.

Our Corporate Governance Framework

Vornado is committed to effective corporate governance and high ethical standards. Our Board believes that these values are conducive to strong performance and creating long-term shareholder value. Our governance framework gives our highly experienced independent Trustees the structure necessary to provide oversight, advice and counsel to the Company. The Board of Trustees has adopted the following documents, which are available on our website (www.vno.com/governance/overview):

•
Audit Committee Charter

•
Compensation Committee Charter

10	VORNADO REALTY TRUST	2019 PROXY STATEMENT

•
Corporate Governance and Nominating Committee Charter

•
Corporate Governance Guidelines

•
Code of Business Conduct and Ethics

We will post any future changes to these documents to our website and may not otherwise publicly file such changes. Our regular filings with the SEC and our Trustees' and executive officers' filings under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), are also available on our website. In addition, copies of these documents are available free of charge from the Company upon your written request. Requests should be sent to our investor relations department located at our principal executive office.

The Code of Business Conduct and Ethics applies to all of our Trustees, executive officers and other employees.

Corporate Governance at a Glance

Board Independence
•
Seven out of nine of our Trustees standing for election are independent.
•
Our only non-independent Trustees are our current and former CEOs, who have extensive and valuable experience with our Company.
•
Our Board members generally have significant personal investments in our Company and engage in robust and open debates concerning all significant matters affecting our Company.
Board Composition
•
Currently the Board has fixed the number of Trustees at 10 (to be nine effective upon Mr. Kogod's retirement following the Annual Meeting).
•
The Board at least annually assesses its performance through Board and committee self-evaluation as well as an evaluation of each individual member.
•
Our Trustees are highly experienced in their fields of endeavor and apply valuable and diverse skill sets to address our business and strategic needs.
•
The Corporate Governance and Nominating Committee leads the full Board in considering Board competencies and refreshment and actively seeks new candidates to consider as Board members.
Board Committees
•
We have four committees—Audit, Compensation, Corporate Governance and Nominating, and Executive.
•
With the exception of the Executive Committee (our Chairman serves on this Committee), all other Committees are composed entirely of independent Trustees.
Leadership Structure
•
Our Chairman is the CEO of our Company. He interacts closely with our independent Lead Trustee, who has powers and duties that reflect corporate governance best practices.
•
The independent Board members consider our Lead Trustee annually. Our Board re-appointed Ms. Candace K. Beinecke as Lead Trustee on February 7, 2019. Among other duties, our Lead Trustee chairs executive sessions of the independent Trustees to discuss certain matters without management present and approves agenda items and materials sent to the Board. Furthermore, Ms. Beinecke works closely with Mr. Roth in identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors.
•
The Board will consider whether an independent chairperson is appropriate at the time of the next CEO transition.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	11

Risk Oversight
•
Our full Board is responsible for risk oversight, and has designated, and may in the future designate, committees to have particular oversight of certain key risks. Our Board oversees management as management fulfills its responsibilities for the assessment and mitigation of risks and for taking appropriate risks. Our Board regularly has in-depth discussions concerning the Company's strategies and risks where the Board actively questions and considers these topics.
Open Communication and Shareholder Engagement
•
We encourage open communication and strong working relationships among the Lead Trustee, the Chairs of our Board committees, our Chairman and our other Trustees.
•
Our Trustees have access to, and regularly meet with, senior management and other employees.
•
We actively seek input from our shareholders through our shareholder engagement programs; shareholders may also contact our Board, Lead Trustee or management through our website or by regular mail.
•
We host quarterly earnings conference calls to which all shareholders have access.
Trustee Stock Ownership
•
Our Trustees are required to own (or acquire within a specified time-frame) Company equity having a value equal to at least five times their annual cash retainer.
Management Succession Planning
•
Our Corporate Governance and Nominating Committee actively monitors our succession planning.
•
Our Board regularly reviews senior management succession and development plans. Our Board regularly reviews future candidates for the CEO position and other senior leadership roles and potential succession timing for those positions, including under emergency circumstances. Our Board has adopted a formal CEO-succession plan and reviews that plan regularly.
•
The Board also reviews and discusses career development plans for individuals identified as high-potential candidates for senior leadership positions and the Board members interact with these candidates in formal and informal settings during the year.
•
The Board recognizes that succession planning is a key component of the Company's continued success. Pursuant to our Corporate Governance Guidelines, on at least an annual basis and typically more frequently, the Board, in full meetings and in its executive sessions, considers and reviews succession candidates for the CEO and other executive leadership positions for both near- and long-term planning. The Board reviews potential candidates for promotion in light of their performance, leadership qualities and ability to manage additional responsibilities. The Board also considers potential risks regarding the retention of the Company's current executive officers and succession candidates, the time line for implementing each succession plan, and the extent of disruption likely to be caused as a result of unplanned attrition. In addition, as part of its risk management process, the Board has developed an interim emergency succession plan.
Sustainability and Corporate Responsibility
•
The Board actively monitors our programs and initiatives on sustainability, environmental matters and social responsibility and receives updates regularly at Board meetings.

Board Independence

The Board has determined that Mses. Beinecke and Puri and Messrs. Helman, Mandelbaum, Tisch and Wight and Dr. West are independent under the Corporate Governance Standards of the NYSE, with the result that seven out of nine standing for election are independent. The Board had previously determined that each of Messrs. Kogod and Lynne was independent during his term of service on the Board. The Board reached these conclusions after considering all applicable relationships between or among such Trustees and the Company or management of the Company. These relationships are described in the sections of this proxy statement entitled "Relationships Among Our Trustees" and "Certain Relationships and Related Transactions." Among other factors considered by the Board

12	VORNADO REALTY TRUST	2019 PROXY STATEMENT

in making its determinations regarding independence was the Board's determination that these Trustees met all of the "bright-line" requirements of the NYSE's Corporate Governance Standards as well as the categorical standards adopted by the Board as contained in our Corporate Governance Guidelines.

Approval of Related Party Transactions

Our Code of Business Conduct and Ethics include a policy for the review and approval of transactions involving the Company and related parties. Under the policy, "related parties" means our executive officers and Trustees, as well as any such person's immediate family members. The policy also covers entities that are owned or controlled by related parties, or entities in or of which related parties have a substantial ownership interest or control. Under the policy, all related party transactions are submitted to the Board or an independent committee thereof for review and are subject to approval.

Board Participation

Our Board is actively involved in strategic, risk and management oversight. Our Board regularly has in-depth discussions concerning the Company's strategies and risks during which the Board actively questions and considers these topics. Furthermore, the Board regularly meets with the most senior executive officers as well as the officers who directly report to the most senior executives. The Board believes a good working knowledge of these multiple levels of management aid it considerably in its important role of management oversight as well as with succession planning.

Developing an Effective Board

Trustee Recruitment Process

Our Board believes that the Board should be comprised of members who encompass a broad range of skills, expertise, industry knowledge and diversity of opinion, experience, perspective and contacts relevant to our business. Our Board is deeply involved in the business and strategy of our Company and the great depth of experience and insight that our Board members bring to meetings continues to be invaluable. The Board has not established any minimum qualifications that must be met by Trustee candidates or any set of specific qualities or skills that it believes our trustees must possess. The Corporate Governance and Nominating Committee and the Board believe that considering a Board candidate involves various objective and subjective assessments, many of which are difficult to quantify or categorize. However, the Corporate Governance and Nominating Committee and the Board do consider the following characteristics, competencies, and attributes when considering candidates for inclusion on our Board.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	13

Personal Characteristics
•
Integrity and Accountability:    High ethical standards, integrity and strength of character in his or her personal and professional dealings and a willingness to act on and be accountable for his or her decisions.

•
Informed Judgment:    Demonstrate intelligence, wisdom and thoughtfulness in decision-making. Demonstrate a willingness to thoroughly discuss issues, ask questions, express reservations, and voice dissent.

•
Financial Literacy:    An ability to read and understand financial statements, financial ratios and various other indices for evaluating the Company's performance.

•
Mature Confidence:    Assertive, responsible and supportive in dealing with others. Respect for others, openness to others' opinions and the willingness to listen.

•
High Standards:    History of achievements that reflect high standards for himself or herself and others.
Core competencies
•
Accounting and Finance:    Experience in financial accounting and corporate finance, especially with respect to the industry in which our Company operates.

•
Business Judgment:    Record of making good business decisions and evidence that he or she will act in good faith and in a manner that is in the best interests of our Company.

•
Strategic Insight:    Record of insight with respect to our industry and market and other trends and conditions and applying such insight to create value or limit risk.

•
Management:    Experience in corporate management. Understand management trends in general and in the areas in which we conduct our business.

•
Crisis Response:    Ability and time to perform during periods of both short-term and prolonged crisis.

•
Industry:    Specialized experience and skills in areas in which the Company conducts its business, including real estate, investments, capital markets and technology relevant to the Company.

•
Local Markets:    Experience in markets in which our Company operates.

•
Leadership:    Understand and possess skills and have a history of motivating high-performing, talented managers.

•
Strategy and Vision:    Skills and capacity to provide strategic insight and direction by encouraging innovations, conceptualizing key trends, evaluating strategic decisions, and challenging our management to sharpen its vision.

•
Environmental, Social and Governance:    Experience in management and oversight of environmental, social and governance issues to be able to assist the Board in overseeing and advising management with regard to long-term value creation using a responsible, sustainable business plan.
Commitment to our Company
•
Time and Effort:    Able and willing to commit the time and energy necessary to satisfy the requirements of Board and Board committee membership and service. Expected to attend and participate in all Board meetings and meetings of Board committees for which they are members. Encouraged to attend all annual meetings of shareholders. A willingness to rigorously prepare prior to each meeting and actively participate in the meeting. Willingness to make himself or herself available to management upon request to provide advice and counsel.

14	VORNADO REALTY TRUST	2019 PROXY STATEMENT

•
Awareness and Ongoing Education:    Possess, or be willing to develop, a broad knowledge of both critical issues affecting our Company (including industry-, technology- and market-specific information), and Trustee's roles and responsibilities (including the general legal principles that guide Board members).

•
Other Commitments:    In light of other existing commitments, ability to perform adequately as a Trustee and a willingness to do so.

•
Stock Ownership:    Complies with the Company's equity ownership requirements.
Team and Company considerations
•
Balancing the Board:    Contributes talent, skills and experience to the Board as a team to supplement existing resources and provide talent for future needs preferably as evidenced by a pattern of dealings with one or more current Board members.

•
Diversity:    Contributes to the Board in a way that can enhance perspective and judgment through diversity in gender, age, background, geographic origin and professional experience (public, private, and non-profit sectors).

Nomination of a candidate should not be based solely on these listed factors.

****************

The following chart summarizes the competencies currently represented on our Board; the details of each of our Trustee's (other than Mr. Kogod, who will be retiring from the Board following the Annual Meeting) competencies are included in each Trustee's profile.

Competency/Attribute	Roth	Beinecke	Fascitelli	Helman	Mandelbaum	Puri	Tisch	West	Wight

Operational	x	x	x		x		x		x

Public company experience	x	x	x	x	x	x	x	x	x

Industry expertise	x		x		x		x		x

Financial literacy	x	x	x	x	x	x	x	x	x

Experience over several business cycles	x	x	x	x	x	x	x	x	x

Capital markets expertise	x	x	x	x	x	x	x	x	x

Investment management	x	x	x	x	x	x	x	x	x

Risk/crisis management	x	x	x	x	x	x	x	x	x

Accounting expertise	x					x	x	x

Government/business conduct/legal	x	x	x		x	x		x	x

Environmental, social and governance	x	x	x

2019 PROXY STATEMENT	VORNADO REALTY TRUST	15

Board Leadership Structure

Our Board is deeply focused on our corporate governance practices. We value independent board oversight as an essential component of strong corporate performance to enhance shareholder value. All of our Trustees are independent, except our current and former Chief Executive Officers. In addition, all of the members of our Board's committees, except the Executive Committee, are independent.

Our Board of Trustees is responsible for selecting the Chairman of the Board and the CEO. The Board annually reviews its leadership structure. The Board has determined that the combined role of Chairman and CEO, alongside an active and independent Lead Trustee position, is currently the best structure for Vornado and its shareholders. In its review of our leadership structure, the Board considered the following:

•
Our current structure promotes clear lines of responsibility and accountability, while maintaining the Board's independence from management.

•
Mr. Roth, our Chairman and CEO, is a well-seasoned leader with over 35 years of experience in building and leading our Company. He has effectively guided the Company through various real estate cycles and over a long period of increase in shareholder value. After considering the views expressed by our shareholders and other constituents, as well as the particular circumstances affecting the Company, the Board concluded he is the best person to serve as Chairman.

•
Mr. Roth fulfills his responsibilities in chairing an independent board through close interaction with our Lead Trustee, Ms. Beinecke.

•
The power and authority of our Lead Trustee role was increased in 2015 and 2017 and the Lead Trustee works closely with Mr. Roth in identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors. See "Lead Trustee Role."

•
The views expressed by shareholders through direct outreach and engagement.

•
Our governance culture fosters open communication among the Lead Trustee, Chairman and other Trustees, which we believe is essential to developing an understanding of important issues, promoting appropriate oversight and encouraging frank discussion of key topics relevant to a complex and dynamic enterprise.

Lead Trustee Role

A Lead Trustee is elected annually by the independent Trustees. We refer to this role as the Lead Trustee or the Lead Independent Trustee. Ms. Beinecke was first elected by our independent Trustees to serve as Lead Trustee for a one-year term on March 16, 2016, and was most recently re-elected on February 7, 2019. When making the selection, the Board considered the attributes desired in a Lead Trustee, including being an effective communicator, having the ability to provide leadership and encourage open dialogue, and having a relevant background and the ability to devote sufficient time and attention to the position.

Our Lead Trustee position has clearly defined duties and responsibilities, which are set forth in our Governance Guidelines. They include the following authorities and responsibilities:

•
preside at all meetings of the Board at which the Chairman is not present;

•
serve as liaison between the Chairman and the independent Trustees;

•
approve, in consultation with the Chairman:

o
the schedule of Board meetings,
o
Board meeting agenda items,
o
materials sent in advance of Board meetings, including the quality, quantity, appropriateness and timeliness of such information;

16	VORNADO REALTY TRUST	2019 PROXY STATEMENT

•
ability to call meetings of the independent Trustees as necessary and appropriate;

•
participate in annual self-evaluations of the Board and its committees;

•
contribute to ongoing management succession and development planning;

•
participate in shareholder outreach, and be available for consultation and direct communication if requested by major shareholders; and

•
communicate shareholder feedback to the full Board.

As Lead Trustee, Ms. Beinecke works closely with Mr. Roth identifying overall Company strategy and other matters to be discussed in depth at regular Board meetings and takes an active role in engaging with our investors.

As both Lead Trustee and Chair of the Corporate Governance and Nominating committee, Ms. Beinecke has been actively involved in governance-related discussions with our shareholders. As Lead Trustee, Ms. Beinecke has worked closely with our Chairman, Mr. Roth, to develop Board meeting agenda items and ensure sufficient time allocation to these items and Ms. Beinecke has also facilitated robust discussions regarding long-term strategy and shareholder value creation and talent retention and development.

The strong working relationships among the Lead Trustee, Chairman and other Trustees are supported by a board governance culture that fosters open communications among the members, both during meetings and in the intervals between meetings. Open communication is important to develop an understanding of issues, promote appropriate oversight, and encourage the frank discussion of matters essential to leading a complex and dynamic enterprise.

Board Refreshment

Over the last three years, we have added two new independent trustees, Ms. Puri and Mr. Helman. We are committed to ongoing Board refreshment and will continue to actively pursue qualified, diverse candidates for election to our Board.

Committees of the Board of Trustees

The Board has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and an Executive Committee. Other than the Executive Committee, each committee is comprised solely of independent Trustees.

The Board held 11 meetings during 2018. Each Trustee attended at least 75% of the combined total of the meetings of the Board and all committees on which he or she served during 2018.

In addition to full meetings of the Board, our non-management Trustees met seven times in sessions without members of management present. Ms. Beinecke, as Lead Trustee, acted as presiding member during these non-management sessions. We do not have a formal policy with regard to Trustees' attendance at Annual Meetings of Shareholders. All of our Trustees serving at the time of our 2018 Annual Meeting of Shareholders were present at the meeting.

Audit Committee

The Audit Committee held five meetings during 2018. The members of the Audit Committee are Dr. West, as Chairman, Ms. Puri and Mr. Tisch.

The Board has adopted a written Audit Committee Charter, which sets forth the membership requirements and responsibilities of the Audit Committee, among other matters. The Audit Committee Charter is available on our website (www.vno.com/governance/committee-charters). The Board has determined that all existing Audit

2019 PROXY STATEMENT	VORNADO REALTY TRUST	17

Committee members meet the NYSE and SEC standards for independence and the NYSE standards for financial literacy.

The Board has determined that each of Dr. West, Ms. Puri and Mr. Tisch is an "audit committee financial expert," as defined by SEC Regulation S-K (and thus has three such experts serving on its Audit Committee) and that each of such persons also meets the NYSE standards for financial management expertise. The Board reached this conclusion based on the relevant experience of each of Dr. West, Ms. Puri and Mr. Tisch, including as described above under "Biographies of our Trustees."

The Audit Committee's purposes are to: (i) assist the Board in its oversight of (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent registered public accounting firm's qualifications and independence and (d) the performance of the independent registered public accounting firm and the Company's internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in our annual proxy statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of our financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements prior to the filing of our Annual Report on Form 10-K, reviewing our quarterly financial statements prior to the filing of each of our Quarterly Reports on Form 10-Q and annually auditing the effectiveness of internal control over financial reporting and other procedures. Persons interested in contacting our Audit Committee members with regard to accounting, auditing or financial concerns will find information on how to do so on our website (www.vno.com/governance/confidential-board-contact).

Compensation Committee

The Compensation Committee is responsible for establishing the terms of the compensation of the executive officers and the granting and administration of awards under the Company's omnibus share plans. The committee, which held five meetings during 2018, consists of the following members: Mr. Tisch, as Chair, Mr. Helman and Dr. West. Mr. Michael Lynne, a member of our Board of Trustees until his passing on March 24, 2019, served as Chairman of the Compensation Committee during 2018 and until his passing. Mr. Helman was appointed to the Compensation Committee upon his joining the Board on April 3, 2019. Each of Mr. Lynne, Mr. Helman, Mr. Tisch and Dr. West had or have been determined by the Board to be independent. The Board has adopted a written Compensation Committee Charter which is available on our website (www.vno.com/governance/committee-charters).

Compensation decisions for our executive officers are made by the Compensation Committee. Decisions regarding compensation of other employees are made by our Chief Executive Officer or other senior managers and are subject to review and approval of the Compensation Committee. Compensation decisions for our Trustees are made by the Compensation Committee and/or the full Board.

The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of the Company's Secretary and/or other members of management. Compensation Committee meetings are attended from time to time by members of management at the invitation of the Compensation Committee. The Compensation Committee's Chairman reports the committee's determination of executive compensation to the Board. The Compensation Committee has authority under its charter to elect, retain and approve fees for, and to terminate the engagement of, compensation consultants, special counsel or other experts or consultants as it deems appropriate to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid by us to outside consultants to ensure that such consultants maintain their objectivity and independence when rendering advice to the committee. The Compensation Committee may receive advice from compensation consultants, special counsel or other experts or consultants only after consideration of relevant factors related to their fees, services and potential conflicts of interests, as outlined in the Compensation Committee's Charter.

The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In particular, the Compensation Committee may delegate the approval of certain

18	VORNADO REALTY TRUST	2019 PROXY STATEMENT

transactions to a subcommittee consisting solely of members of the committee who are (i) "Non-Employee Directors" for the purposes of SEC Rule 16b-3; and (ii) "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. Currently, all members of the Compensation Committee meet these criteria.

See "Compensation Discussion and Analysis" below for a discussion of the role of executive officers in determining or recommending compensation for our executive officers. We have also included under "Compensation Discussion and Analysis" a discussion of the role of compensation consultants in determining or recommending the amount or form of executive or Trustee compensation.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee, which met once during 2018, consisted of Ms. Beinecke, as Chair, and Messrs. Mandelbaum and Wight. In response to shareholder input, following the Annual Meeting in 2018 the Board determined to change the membership of the Committee. As of April 3, 2019, the Committee consists of Ms. Beinecke as Chair and Mr. Helman and Ms. Puri as the two other members. During 2018, members of the Corporate Governance and Nominating Committee led several discussions of governance matters with the full Board. Further, in the past year Ms. Beinecke (and members of management) met in person or telephonically with several significant shareholders to discuss our governance practices. Each of Ms. Beinecke, Mr. Helman, Mr. Mandelbaum, Ms. Puri and Mr. Wight have been determined by the Board to be independent. The Board has adopted a written Corporate Governance and Nominating Committee Charter, which is available on our website (www.vno.com/governance/committee-charters). The committee's responsibilities include the selection of potential candidates for the Board and the development and review of our governance principles. It also reviews Trustee compensation and benefits, and oversees annual self-evaluations of the Board and its committees. The committee also makes recommendations to the Board concerning the structure and membership of the other Board committees as well as management succession plans. The committee selects and evaluates candidates for the Board in accordance with the criteria set out in the Company's Corporate Governance Guidelines and as are set forth below. The committee is then responsible for recommending to the Board a slate of candidates for Trustee positions for the Board's approval. Generally, candidates for a position as a member of the Board are suggested by existing Board members; however, the Corporate Governance and Nominating Committee will consider shareholder recommendations for candidates for the Board sent to the Corporate Governance and Nominating Committee, c/o Alan J. Rice, Secretary, Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019, and will evaluate any such recommendations using the criteria set forth in the Corporate Governance and Nominating Committee Charter and our Corporate Governance Guidelines.

In nominating Steven Roth for re-election at the 2019 annual meeting and assuming Mr. Roth were to be re-elected at all the boards on which he currently serves, the Corporate Governance and Nominating Committee (and later the full Board) considered that Mr. Roth would serve on boards of three public companies in addition to our Board. However, the Committee noted that one of those companies, Alexander's, is an affiliate for which we manage its properties and the two other companies (JBG SMITH and Urban Edge) resulted from spinning business units out of our company and have a broadly overlapping shareholder base. The Corporate Governance and Nominating Committee and the full Board each determined that Mr. Roth's service on these other Boards does not detract from his ability to represent, and devote time to, our company and such other Board service may in fact benefit our company.

Executive Committee

The Executive Committee possesses and may exercise certain powers of the Board in the direction of the management of the business and affairs of the Company. The Executive Committee consists of three members, Mr. Roth, Ms. Beinecke and Mr. Wight. Mr. Roth is the Chairman of the Executive Committee. The Executive Committee did not meet in 2018.

The Board's Role in Risk Oversight

While day-to-day risk management is primarily the responsibility of the Company's senior management team, the Board of Trustees is responsible for the overall supervision of the Company's risk management activities. The

2019 PROXY STATEMENT	VORNADO REALTY TRUST	19

Board's oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level. The Board's role in the Company's risk oversight process includes receiving reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic, reputational, environmental and climate change risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate "risk owner" within our organization or in connection with other management-prepared presentations of risk to enable the Board (or committee, as applicable) to understand our risk identification, risk management and risk mitigation strategies. By "risk owner," we mean that person or group of persons who is or are primarily responsible for overseeing a particular risk. As part of its charter, the Audit Committee discusses our guidelines and policies with respect to which our management assesses and manages the Company's exposure to risk and reports to the full Board its conclusions as a partial basis for further discussion by the full Board. This enables the Board and the applicable committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. In addition to the Board's review of risks applicable to the Company generally, the Board conducts regular strategic and personnel reviews.

* * * * *

Persons wishing to contact the independent members of the Board should call (866) 537-4644. A recording of each phone call to this number will be sent to one independent member of the Audit Committee as well as to a member of management who may respond to any such call if the caller provides a return number. This means of contact should not be used for solicitations or communications with us of a general nature. Information on how to contact us generally is available on our website (www.vno.com).

20	VORNADO REALTY TRUST	2019 PROXY STATEMENT

CORPORATE SOCIAL RESPONSIBILITY

We believe that sound corporate citizenship and governance and environmental principles are essential to our success. Our goal is to operate with the highest level of integrity and in a sustainable manner. We believe that an integrated approach to business strategy, corporate governance, sustainability and corporate citizenship provides for a better operating company, creates more attractive properties and creates long-term value. The following table highlights certain of our policies and initiatives in the area of corporate social responsibility.

Strong Ethical and Social Policies
•
We maintain a strong Code of Business Conduct and Ethics that applies to all our Trustees and employees.

•
We have adopted a refreshed and renewed anti-harassment policy. This policy prohibits hostility towards individuals in protected categories, prohibits sexual harassment in any form, details how to report harassment issues and prohibits retaliation.

•
We have a clawback policy.

•
We have an anti-hedging policy.

•
Our policies and manuals prohibit bribes, money laundering and other corruption.

•
We strictly restrict conflicts of interest.

•
We strictly restrict political contributions.

•
We have a policy restricting the receipt of gifts.

•
We have established and circulated straight-forward procedures for reporting any policy violations or other wrongdoing.

•
We comply with the strictest rules regarding employing child labor, respecting human rights and not purchasing conflict minerals.

•
We require our vendors and their subcontractors to comply with our applicable policies.

•
We require our employees to be trained in, and to regularly review and acknowledge, our policies.

•
We have established reporting procedures, guidelines and hotlines to facilitate the reporting of violations of our policies.

•
We actively monitor and audit internal compliance with our policies.

•
Our Board ultimately oversees and monitors our internal compliance with policies.

Employee Inclusion
•
We seek to maintain a working environment that is open, diverse and inclusive, and where our people feel valued, included and accountable.

•
We have a human capital management program where we provide extensive opportunities and programs for training to promote career and personal development for employees and to encourage innovation and engagement.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	21

Leader in Sustainability Practices
•
We have received the Energy Star Partner of the Year Award with Sustained Excellence three times, most recently in 2018.

•
In every year since 2013, we have received the Global Real Estate Sustainability Benchmark Green Star Ranking and we were recognized as sector leader in 2017 and we scored in the top 6% of over 800 responding companies in 2018.

•
We have received the Nareit Leader in the Light Award for every year since 2010.

•
We are one of the largest owners of LEED-certified property in the United States.

Sustainability

We believe that our Company has been a leader in promoting sustainability practices. We regularly report to the Board on our sustainability programs and our Board plays an active role in the oversight of Vornado's sustainability practices, recognizing that sustainability and energy efficiency are central to Vornado's business strategy. In connection with our sustainability programs, we focus on:

•
Sustainable and efficient practices in the way we design, build, retrofit and maintain our portfolio of buildings. We believe that energy efficiency and resource conservation achieve the twofold benefit of controlling our operating expenses and reducing our impact on the environment.

•
Maintaining healthy indoor environments for our tenants and employees, and incorporating health and wellness into our design principles and operating standards.

•
Recognizing climate change as a material issue to our business, due to the risks that it may present to our assets. We assess opportunities to fortify our assets against these risks while mitigating our own contribution to climate change through reduction of our carbon footprint. We further our impact on climate change mitigation through membership in business associations in our markets and support for climate change policy and regulation.

•
Smart infrastructure improvements, investing in sustainable technologies and employing best practices for building operations.

•
Establishing partnerships with our tenants and communities.

•
Setting goals around our sustainability policies, and reporting on our progress and achievements in our annual environmental, social and governance report available on our website at www.vno.com/sustainability/overview.

Social Engagement

Our greatest and most scarce asset is our people. We strongly believe in training and retaining talented employees and having management at many levels engage with our Board.

Furthermore, a good relationship with the communities in which we operate is essential. We foster and encourage community engagement and volunteerism for all employees.

22	VORNADO REALTY TRUST	2019 PROXY STATEMENT

PRINCIPAL SECURITY HOLDERS

The following table lists the number of Shares and Units beneficially owned, as of March 18, 2019, by (i) each person who holds more than a 5% interest in the Company or our operating partnership, Vornado Realty L.P., a Delaware limited partnership (the "Operating Partnership"), (ii) Trustees of the Company, (iii) the executive officers of the Company defined as "Named Executive Officers" in "Executive Compensation" below, and (iv) the Trustees and all current executive officers of the Company as a group. Unless otherwise specified, "Units" are Class A units of limited partnership interest of our Operating Partnership and other classes of units convertible into Class A units. The Company's ownership of Units is not reflected in the table but is described in footnotes (1) and (2).

Name of Beneficial Owner	Address of Beneficial Owner	Number of Shares and Units Beneficially Owned(1)(2)	Percent of All Shares(1)(2)(3)	Percent of All Shares and Units(1)(2)(4)

Named Executive Officers and Trustees

Steven Roth(5)(6)(7)(8)	(9)	9,757,160	5.09%	4.78%

David Mandelbaum(5)(8)(10)	(9)	8,961,985	4.70%	4.40%

Russell B. Wight, Jr.(5)(8)(11)	(9)	5,960,742	3.12%	2.93%

Michael D. Fascitelli(7)(8)(12)	(9)	2,509,032	1.31%	1.23%

Robert P. Kogod(8)(13)	(9)	2,063,449	1.08%	1.01%

David R. Greenbaum(7)(8)(14)	(9)	658,426	*	*

Joseph Macnow(7)(8)(15)	(9)	293,687	*	*

Michael J. Franco(7)(8)	(9)	279,173	*	*

Daniel R. Tisch(8)(16)	(9)	64,313	*	*

Richard R. West(8)(17)	(9)	38,096	*	*

Candace K. Beinecke(8)	(9)	16,664	*	*

William W. Helman IV(8)	(9)	5,000	*	*

Mandakini Puri(8)	(9)	0	*	*

All Trustees and current executive officers as a group (13 persons)(7)(8)	(9)	19,600,631	10.09%	9.57%

Other Beneficial Owners

The Vanguard Group, Inc.(18)	100 Vanguard Blvd Malvern, PA 19355	27,207,051	14.26%	13.37%

BlackRock, Inc.(19)	55 East 52nd Street New York, NY 10055	16,934,287	8.88%	8.32%

JPMorgan Chase & Co.(20)	270 Park Avenue New York, NY 10017	13,382,921	7.02%	6.57%

2019 PROXY STATEMENT	VORNADO REALTY TRUST	23

Name of Beneficial Owner	Address of Beneficial Owner	Number of Shares and Units Beneficially Owned(1)(2)	Percent of All Shares(1)(2)(3)	Percent of All Shares and Units(1)(2)(4)

Norges Bank (The Central Bank of Norway)(21)	Bankplassen 2 PO Box 1179 Sentrum NO 0107 Oslo Norway	12,382,373	6.49%	6.08%

State Street Corporation(22)	One Lincoln Street Boston, MA 02111	9,693,447	5.08%	4.76%

*
Less than 1%.

(1)
Unless otherwise indicated, each person is the direct owner of, and has sole voting power and sole investment power with respect to, such Shares and Units. Numbers and percentages in the table are based on 190,743,262 Shares and 12,806,174 Units (other than Units held by the Company) outstanding as of March 18, 2019.

(2)
In April 1997, the Company transferred substantially all of its assets to the Operating Partnership. As a result, the Company conducts its business through, and substantially all of its interests in properties are held by, the Operating Partnership. The Company is the sole general partner of, and owned approximately 94% of the Units of, the Operating Partnership as of March 18, 2019 (one Unit for each Share outstanding). Generally, any time after one year from the date of issuance (or two years in the case of certain holders), holders of Units (other than the Company) have the right to have their Units redeemed in whole or in part by the Operating Partnership for cash equal to the fair market value, at the time of redemption, of one Share for each Unit redeemed or, at the option of the Company, cash or one Share for each Unit tendered, subject to customary anti-dilution provisions (the "Unit Redemption Right"). Holders of Units may be able to sell publicly Shares received upon the exercise of their Unit Redemption Right pursuant to registration rights agreements with the Company or otherwise pursuant to applicable securities laws and rules. The Company has filed registration statements with the SEC to register the issuance or resale of certain of the Shares issuable upon the exercise of the Unit Redemption Right.

(3)
The total number of Shares outstanding used in calculating this percentage assumes that all Shares that each person has the right to acquire within 60 days of the record date (pursuant to the exercise of options or upon the redemption or conversion of other Company or Operating Partnership securities for or into Shares) are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(4)
The total number of Shares and Units outstanding used in calculating this percentage assumes that all Shares and Units that each person has the right to acquire within 60 days of the record date (pursuant to the exercise of options or upon the redemption or conversion of Company or Operating Partnership securities for or into Shares or Units) are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(5)
Interstate, a partnership of which Messrs. Roth, Wight and Mandelbaum are, directly or indirectly, the three general partners, owns 5,503,548 Shares. These Shares are included in the total Shares and the percentage of class for each of them. Messrs. Roth, Wight and Mandelbaum share voting power and investment power with respect to these Shares.

(6)
Includes 3,873 Shares owned by the Daryl and Steven Roth Foundation over which Mr. Roth holds sole voting power and sole investment power. Does not include 37,299 Shares owned by Mr. Roth's spouse, as to which Mr. Roth disclaims any beneficial interest.

(7)
The number of Shares beneficially owned by the following persons includes the number of Shares indicated due to the vesting of options: Steven Roth—473,321; Michael D. Fascitelli—473,321; David R. Greenbaum—194,442; Joseph Macnow—148,066; Michael J. Franco—80,906; and all Trustees and executive officers as a group—1,370,056.

(8)
The number of Shares and Units (but not the number of Shares alone) beneficially owned by the following persons also includes the number of vested and redeemable restricted units (as described below) as indicated: Steven Roth—0; David Mandelbaum—9,599; Russell B. Wight, Jr.—9,599; Michael D. Fascitelli—5,261; Robert P. Kogod—9,599; David R. Greenbaum—0; Joseph Macnow—0; Michael J. Franco—0; Daniel R. Tisch—9,313; Richard R. West—8,991; Candace K. Beinecke—12,140; Mandakini Puri—0; and all Trustees and executive officers as a group—64,502. The number of Shares or Units beneficially owned by the following persons does not include the number of unvested or unredeemable restricted units

24	VORNADO REALTY TRUST	2019 PROXY STATEMENT

  as indicated: Steven Roth—275,739; David Mandelbaum—3,973; Russell B. Wight, Jr.—3,973; Michael D. Fascitelli—3,973; Robert P. Kogod—3,973; David R. Greenbaum—170,393; Joseph Macnow—107,461; Michael J. Franco—170,447; Daniel R. Tisch—3,973; Richard R. West—3,973; Candace K. Beinecke—3,973; Mandakini Puri—6,662; and all Trustees and executive officers as a group—758,513. The number of Shares or Units beneficially owned by the following persons does not include the number of unearned and unvested Outperformance Plan Units ("OPP Units") as indicated: Steven Roth—424,908; David R. Greenbaum—143,407; Joseph Macnow—92,949; Michael J. Franco—132,783; and all Trustees and executive officers as a group—794,047. The number of Shares or Units beneficially owned by the following persons does not include the number of unearned and unvested Appreciation Only Long-Term Incentive Plan Units as indicated: Steven Roth—258,152; David R. Greenbaum—87,127; Joseph Macnow—56,472; Michael J. Franco—80,675 and all Trustees and executive officers as a group—482,426.

(9)
The address of each of such person(s) is c/o Vornado Realty Trust, 888 Seventh Avenue, New York, New York 10019.

(10)
Of these Shares, 2,909,252 are held in a partnership of which the general partner is Mr. Mandelbaum and the limited partners are Mr. Mandelbaum and trusts for the benefit of Mr. Mandelbaum and his issue. In addition, 122,002 of these Shares are held in trusts for the benefit of Mr. Mandelbaum's grandchildren.

(11)
Includes 31,907 Shares owned by the Wight Foundation, over which Mr. Wight holds sole voting power and sole investment power. Does not include 20,575 Shares owned by the spouse and children of Mr. Wight as to which Mr. Wight disclaims any beneficial interest.

(12)
The number of Shares beneficially owned by Mr. Fascitelli includes 1,400,756 Shares held in a grantor annuity trust, 67,537 Shares held by a limited partnership and 105,191 Shares held in a limited liability company and does not include 3,150 Shares owned by his children as to which Mr. Fascitelli disclaims any beneficial interest.

(13)
Includes 1,099,796 Units held through corporations (individually or jointly with his spouse). Excludes 188,972 Shares/Units held by his spouse as to which Mr. Kogod disclaims any beneficial interest.

(14)
Includes 49,817 Units held by a limited liability company, 200,000 Units held in grantor trusts and 30,700 Shares held in a family trust. Excludes 150,000 Shares held by a limited liability corporation, 53,960 Shares and 3,040 Units held in trusts for the benefit of his children and 12,948 Units held by his spouse as to which Mr. Greenbaum disclaims any beneficial interest.

(15)
Excludes 3,941 Shares held by Mr. Macnow's spouse.

(16)
50,000 of these Shares are held through a foundation. Mr. Tisch maintains the right to control the vote and disposition of these Shares, but disclaims any pecuniary interest therein.

(17)
Dr. West and his wife own 3,231 of these Shares jointly. Also included are 1,953 Shares that may be acquired upon conversion of 1,000 Series A preferred shares of beneficial interest owned by Dr. West.

(18)
According to an amendment to Schedule 13G filed on February 11, 2019.

(19)
According to an amendment to Schedule 13G filed on February 6, 2019.

(20)
According to an amendment to Schedule 13G filed on January 14, 2019.

(21)
According to an amendment to Schedule 13G filed on January 5, 2018. Pursuant to a Form 13-F, filed on March 4, 2019, Norges Bank reported owning 18,082,373 at December 31, 2018, or 9.48% of our Shares.

(22)
According to a Schedule 13G filed on February 14, 2019.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	25

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our Trustees and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, certain classes of our equity securities with the SEC. Such Trustees, executive officers and 10% shareholders are also required to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, and on written representations from certain reporting persons, we believe that the only filing deficiency under Section 16(a) by our Trustees, executive officers and 10% shareholders in the year ended December 31, 2018 (or in 2019, prior to the mailing of this proxy statement) was one late filing by Mr. Steven Roth with regard to a transaction reported on a Form 4.

26	VORNADO REALTY TRUST	2019 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Highlights

Substantial Performance-Based and At-Risk Components

•
At least one-half of the equity (other than equity in lieu of cash bonus) granted to our Chief Executive Officer ("CEO") and our other named executive officers is in the form of performance-based equity that requires the achievement of significant performance hurdles for the equity to have any value.

•
Over 90% of the total value of the CEO's compensation is in the form of equity, so that the actual value of our CEO's compensation directly fluctuates with the value of our Shares.

•
Over 75% of the total value of the compensation for our other named executive officers is in the form of equity.

•
We have a formula-driven annual bonus plan.

Substantial Share Ownership Requirements

•
We require our CEO to hold Company equity having a value equal to at least 6x his salary and each of our other named executive officers to hold Company equity with a value equal to at least 3x such executive's salary.

No Excessive Change of Control or Severance Payments

•
We have double-trigger equity acceleration upon a change of control.

•
Our CEO has no employment agreement and is not entitled to any special severance upon a change of control or other employment termination.

Other Shareholder Friendly Compensation-Related Provisions

•
We have no excessive perks and do not have a retirement plan other than a 401(k).

•
We have an anti-hedging policy.

•
We have an anti-pledging policy.

•
We do not have any tax gross-ups.

Executive Summary

One of the fundamental objectives of our Compensation Committee is to ensure we provide a comprehensive compensation program that aids us in our efforts to attract, retain and appropriately reward a "best-in-class" executive management team. Such a program is critical to our achieving continued success in the highly-competitive commercial real estate industry. To better align the interests of our executive officers with those of our shareholders in a pay-for-performance setting, a significant portion of each executive's total compensation is variable through a combination of performance-based, short- and long-term incentives, which are described in more detail below.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	27

The objectives of our executive compensation program are to:

RETAIN a highly-experienced, "best-in-class" team of executives who have worked together as a team for a long period of time and who make major contributions to our success.

ATTRACT other highly qualified executives to strengthen that team as needed.

MOTIVATE our executives to contribute to the achievement of company-wide and business-unit goals as well as to pursue individual goals.

EMPHASIZE equity-based incentives with long-term performance measurement periods and vesting conditions.

ALIGN the interests of executives with shareholders by linking payouts under annual incentives to performance measures that promote the creation of long-term shareholder value.

ACHIEVE an appropriate balance between risk and reward in our compensation programs that does not encourage excessive or inappropriate risk-taking.

Our executive compensation program is intended to reward the achievement of annual, long-term and strategic goals of both the Company and the individual executive. To achieve this, our executive compensation program includes both fixed and variable components, as well as annual and long-term components, as described below. In particular, a majority of the compensation for our Chairman and Chief Executive Officer and our other named executive officers (who are identified in the Summary Compensation Table below, the "Named Executive Officers" or "NEOs") has been in the form of equity compensation. This equity compensation is awarded in a combination of "future performance" awards and/or awards with time-based vesting provisions. The "future performance" awards made in 2019 (for 2018 performance) to our CEO and our other NEOs were in the form of Performance Conditioned Appreciation-Only Long-Term Incentive Plan Units ("Performance Conditioned AO LTIP Units"). Performance Conditioned AO LTIP Units are grants of units in our operating partnership (Vornado Realty L.P.) that require the achievement of certain performance conditions by a specified date or they are forfeited. The performance condition for Performance Conditioned AO LTIP Units granted in 2019 is that, prior to the fourth anniversary of the date of grant, the Company's Shares must trade (for each of 20 consecutive trading days) at a price at least equal to 110% of the price per Share on the date of grant of the awards. In 2018 and 2017, the "future performance" awards granted (for 2017 and 2016 performance) to our CEO and other NEOs were in the form of OPP Units which are subject to multi-year TSR performance. "TSR" means our total shareholder return including dividends. The "future performance" requirements and/or time-based vesting provisions are designed to ensure that the value of our CEO's ultimately realized compensation is based on our share price performance, further aligning his interests with those of the Company and our shareholders. "OPP" means our outperformance plans and "OPP Units" are the awards granted under those plans. Awards made to executives other than our CEO and other Named Executive Officers made in 2019 (for 2018 performance) were in a combination of AO LTIP Units (as described under "Compensation Components") and restricted units.

28	VORNADO REALTY TRUST	2019 PROXY STATEMENT

In addition to the goals and objectives of our compensation program, we are also committed to promoting appropriate governance applicable to compensation that serves the interests of both our executive management team and shareholders. The table below highlights key features of our compensation for our NEOs and governance programs:

✓	WHAT WE DO	✗	WHAT WE DON'T DO
✓	Directly align pay with performance as evidenced by our annual bonus program, which is formula-driven and our annual equity awards, which are tied to a material increase in our share price or absolute and relative TSR	✗	No excise tax gross-up provisions

✓	Create significant alignment with shareholders by paying the majority of our NEO compensation in the form of equity	✗	No guaranteed cash incentives, equity compensation or salary increases for Named Executive Officers

✓	Maintain a cap on incentive compensation payments	✗	No excessive perquisites or benefits

✓	Include robust hurdles in our future performance awards for them to have any value	✗	No dividends or distributions on unearned equity awards subject to performance-based vesting (except limited distributions for tax purposes)

✓	Robust equity ownership requirements CEO: 6x salary Other executives: 3x salary Trustees: 5x annual cash retainer	✗	No excessive retirement benefits

✓	"Double trigger" acceleration of the vesting of any unvested equity awards in connection with a change of control	✗	No hedging or pledging of our equity securities

✓	Clawback policy	✗	No golden parachute for our CEO

✓	Annual compensation risk assessment	✗	No repricing of options

✓	Annual say-on-pay vote

✓	Independent compensation consultant

As an indication of the positive response of our shareholders to our approach, at our 2018 Annual Meeting approximately 85% of the votes cast on our advisory vote on executive compensation were cast FOR our compensation program. Our Compensation Committee considered the results of the 2018 votes and has continued our compensation program design which it believes embodies shareholder-friendly practices.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	29

Business Highlights

For 2018, the following highlights were among the factors considered in the compensation decision process:

BUSINESS HIGHLIGHTS

Net income for the year ended December 31, 2018 was $2.01 per diluted share, compared to $0.85 per diluted share for 2017.

Total Funds From Operations ("FFO") for the year ended December 31, 2018 was $3.82 per diluted share, compared to $3.75 per diluted share for 2017. FFO, as adjusted for the year ended December 31, 2018 was $3.76 per diluted share, compared to $3.73 per diluted share for 2017. FFO and FFO, as adjusted, are non-GAAP measures defined on Annex A of this Proxy Statement.

Company-wide cash basis Net Operating Income ("NOI") for 2018 was $1.338 billion, compared to $1.315 billion for 2017. 2018 cash basis "same store" NOI increased 3.9%. NOI is a non-GAAP measure defined on Annex A to this Proxy Statement.

Our Manhattan Street Retail assets produced $324.2 million of cash NOI in 2018, well ahead of the $309 million minimum we guided in the beginning of 2018, which we increased to $315 million in the third quarter.

Our 2018 leasing activity for the year, across the entire business including New York, theMART and 555 California Street and Retail, totaled approximately 2.6 million square feet in 230 leases, with industry leading mark-to-market increases of 25.6% GAAP and 18.4% cash.

At year end, office occupancy for New York, theMART and 555 California Street was 97.0% and retail occupancy was 97.3%.

In 2018, we completed $2.6 billion of financings in seven transactions.

We completed the following acquisitions during 2018:

•

$442 million acquisition of the retail condominium at 1535 Broadway;

•

$44 million acquisition of 537 West 26th Street and 55,000 square feet of additional zoning air rights; and

•

$42 million purchase price to increase our ownership interest in the joint venture that is developing the Farley Office and Retail Building to 95.0% from 50.1% where we are developing 850,000 square feet of unique office and retail space.

We completed the following sale transactions during 2018:

•
$215 million net proceeds from the sale of 11 condominium units at our 220 Central Park South luxury residential condominium development project. We began closings in the fourth quarter of 2018 and closings will continue throughout 2019 and 2020;

•
$120 million sale of our 49.5% interests in the 666 Fifth Avenue Office Condominium. Concurrently with the sale of our interests, the existing mortgage loan on the property was repaid and we received net proceeds of $55.2 million for the participation we held in the mortgage loan;

•
$82 million sale of the retail condominium at 11 East 68th Street by our real estate fund (25% interest); and

•
$45 million sale of 27 Washington Square North.

30	VORNADO REALTY TRUST	2019 PROXY STATEMENT

Compensation Components

Our Named Executive Officers' compensation currently has three primary components:

•
annual base salary;

•
annual incentive awards, which include cash payments and/or awards of equity; and

•
long-term equity incentives, which include restricted units and long-term incentive performance awards such as those awarded under our Performance Conditioned AO LTIPs or our OPP.

The overall levels of compensation and the allocation among these components are determined annually by our Compensation Committee based upon an analysis of the Company's performance during the year and a review of the prevailing competitive market for executive talent in which we operate. Historically, a substantial majority of the total compensation for our CEO has been in the form of long-term equity awards, including performance-based awards subject to material performance thresholds such as those awarded under our Performance Conditioned AO LTIPs or our OPP. These longer-term awards further the Compensation Committee's desire to directly align management and shareholder interests and to provide incentives for each executive to successfully implement our long-term strategic goals.

The components of our compensation program for our senior management can be described as shown in the chart below. As noted below, each component of compensation is subject to a cap.

PAY ELEMENT	COMPENSATION TYPE	OBJECTIVE AND KEY FEATURES
Base Salary	Cash	Objective: To provide an appropriate level of fixed compensation that will promote executive retention and recruitment

Key Features/Actions:

•

Fixed Compensation

•

No executive receives more than $1,000,000 in salary (not including the effect of an "extra" pay period in 2016)

•

NEO base salaries remain unchanged since 2008

Annual Incentive Awards	Short-Term Variable Incentive Cash and Restricted Equity	Objective: To reward the achievement of financial and operating objectives based on the Compensation Committee's quantitative and qualitative assessment of the executive's contributions to that performance. All or a portion of earned annual incentive awards are typically given in restricted equity to further align executive's interests with those of shareholders.

Key Features/Actions:

•

Variable, short-term cash compensation awards

•

Aggregate pool only funded upon the achievement of a threshold level of FFO, as adjusted

•

Aggregate pool capped at 1.25% of FFO, as adjusted

•

Allocated based on objective and subjective Company, business unit and individual performance

•

Committee can decide to pay out less than the full amount of the funded pool

2019 PROXY STATEMENT	VORNADO REALTY TRUST	31

PAY ELEMENT	COMPENSATION TYPE	OBJECTIVE AND KEY FEATURES
Annual Restricted Equity Grants	Long-Term Variable Incentive Equity	Objective: To align executive and shareholder interests, promote executive retention with multi-year vesting and provide stable long-term compensation.

Key Features/Actions:

•

Vest ratably over a four-year period

•

Subject to a two-year holding period (regardless of vesting) and a "book-up" event (typically an increase in Share price) to have value

Performance Conditioned AO LTIP (for NEOs)	Long-Term Variable Incentive At-Risk Equity	Performance Conditioned Appreciation-Only Long-Term Incentive Plan Units ("Performance Conditioned AO LTIP Units") are grants of Appreciation-Only Long-Term Incentive Plan Units that require the achievement of certain performance conditions by a specified date or they are forfeited. The performance condition for the Performance Conditioned AO LTIP Units granted in 2019 is that, prior to the fourth anniversary of the date of grant, the Company's Shares must trade (for each of 20 consecutive trading days) at a price at least equal to 110% of the price per Share on the date of grant of the awards. If the performance conditions are not met, the awards are forfeited. If the performance conditions are met, once vested, the awards may be converted into Class A common units of Vornado Realty L.P. in the same manner as other AO LTIP units until 10 years from the date of grant.

Objective: Designed to (1) enhance our pay-for-performance structure by requiring a meaningful and sustained Share price increase before awards have value and (2) align compensation with shareholder interests, while motivating and rewarding senior management for superior share price performance

Key Features/Actions:

•

Awards only have value if there has been a specified increase in the Company's share price over a defined and limited period so that the performance conditions are met

•

Vest ratably over a four-year period

32	VORNADO REALTY TRUST	2019 PROXY STATEMENT

PAY ELEMENT	COMPENSATION TYPE	OBJECTIVE AND KEY FEATURES
AO LTIP (for executives other than NEOs)	Long-Term Variable Incentive At-Risk Equity	Appreciation-Only Long-Term Incentive Plan Units ("AO LTIP Units") are grants of interests in Vornado Realty L.P. which are intended to replicate the non-tax economic characteristics of option grants. AO LTIP Units are awarded with a strike price that may not be less than the price of one Share on the date of grant and are convertible into Class A common units of Vornado Realty L.P. having a value equal to the excess of the Company's Share price on the date of conversion over the strike price. Awards of AO LTIP Units have been made to executives other than NEOs. No NEOs have received awards of AO LTIP Units.

Objective: Designed to (1) enhance our pay-for-performance structure and (2) align compensation with shareholder interests, while motivating and rewarding management for increases in share price

Key Features/Actions:

•

Awards only have value upon conversion to the extent of an increase in the Company's Share price

•

Vest ratably over a four-year period

•

Convertible into Class A Units of Vornado Realty L.P. for up to 10 years

2019 PROXY STATEMENT	VORNADO REALTY TRUST	33

PAY ELEMENT	COMPENSATION TYPE	OBJECTIVE AND KEY FEATURES
Outperformance Plan (awarded in 2018, 2017 and 2016 for 2017, 2016 and 2015 performance, respectively)	Long-Term Variable Incentive At-Risk Equity	Objective: Designed to enhance the pay-for-performance structure and shareholder alignment, while motivating and rewarding senior management for superior TSR performance based on rigorous absolute and relative hurdles.

Key Features/Actions:

•

Only provides value to our executives upon the creation of meaningful shareholder value above specified hurdles over a three-year performance period

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Subject to a maximum plan value of $35 million (for grants in 2018)

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Under the Absolute TSR component, the Company must achieve a return in excess of 21% (or 7% per annum) for OPP Units to earn any value

•

Under the Relative TSR Component, the Company must achieve a return above an applicable industry index or indices (the "Index") for OPP Units to earn any value. OPP Units awarded in 2018 used the SNL Office Index (70%) and the SNL Retail Index (30%).

•

Under the Relative TSR Component, to the extent the Company underperforms the Index by more than 600 basis points (or 200 basis points per annum), the Absolute TSR Component payout, if any, is reduced

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The Relative TSR Component value is reduced if the Absolute TSR is below 3% per annum with a maximum payout of 50% of the awards if the Absolute TSR is less than 0%

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Earned payouts are subject to two years of additional time-based vesting and an additional one year holding period following vesting

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Pay Mix

We believe that the executive management team's compensation should be appropriately at-risk and meaningfully dependent upon the achievement of robust and objective performance requirements. As illustrated below, approximately 91% of the Chief Executive Officer's total direct 2018 compensation and 80% of the other NEOs' total direct 2018 compensation is variable and subject to Company results; as a subset of variable compensation, approximately 43% of our Chief Executive Officer's total direct 2018 compensation and 28% of the other NEOs' total direct 2018 compensation reflects pay at-risk based on prospective Share price or TSR performance.

Approach of this Compensation Discussion and Analysis Section

This Compensation Discussion and Analysis, or "CD&A," describes our executive compensation program for fiscal year 2018, certain elements of our 2019 program and the executive pay philosophy adhered to by our Compensation Committee in making executive compensation decisions. We use our executive compensation program to attract, retain and appropriately reward the members of our senior executive management team who lead our Company. In particular, this CD&A explains how the Compensation Committee made 2018 compensation decisions for our senior executive management team, including the following named executive officers (the "Named Executive Officers" or "NEOs"):

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Steven Roth, Chairman and Chief Executive Officer (our "CEO")

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Joseph Macnow, Chief Financial Officer and Chief Administrative Officer since February 15, 2017 and, prior to that, our Executive Vice President—Finance and Chief Administrative Officer

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David R. Greenbaum, President, New York Division

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Michael J. Franco, Executive Vice President and Chief Investment Officer

Biographical information for our current Named Executive Officers is available in Part III to our Form 10-K for the year ended December 31, 2018, as filed with the SEC.

Under the rules and regulations of the SEC, each year the "Summary Compensation Table" must disclose the salary paid and cash bonus earned during that year. This table also requires disclosure of all equity-based awards in the year granted, even if that year is different than the year such compensation was earned. Because the equity we grant in any one year is awarded in recognition of performance in the prior year, the SEC's approach requires that we disclose our equity awards granted in respect of 2017 performance on the 2018 line in the Summary Compensation Table. Although we believe the most appropriate disclosure of our executive compensation would combine the

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annual cash salary paid in 2018 with annual cash incentive award (if applicable), and the equity-based compensation paid or granted in 2019 for 2018 performance, the rules and regulations do not permit that. In other words, we grant our annual incentives and equity-based compensation and make our compensation decisions retrospectively—in the first quarter of a fiscal year for the actual performance of an executive in the just-then-completed prior year. To more accurately present our compensation information in line with how our decisions are actually made (as described in more detail under "—Comparison of 2016-2018 Direct Compensation"), the following discussion of compensation is with respect to both the annual incentive paid with respect to a stated year and the equity being granted following the close of that applicable year after performance has been assessed. We also present (under "—Realized Compensation Table"), the actual compensation received by our NEOs in 2018, 2017 and 2016. We believe that realized compensation information is a useful method for evaluating the effectiveness of the alignment of our compensation program with our Share performance.

In addition, when making compensation decisions, our Compensation Committee uses the potentially earnable dollar amount of long-term performance awards ("Notional Amount"), such as our Performance Conditioned AO LTIP and OPP awards, as one of the guideposts for year over year changes. Due to changes in the accounting cost of awards from year-to-year (due to, among other things, changes in the volatility of our Shares or changes to the terms of our awards to conform more closely to the standards for such plans adopted by other companies, including our peers) the accounting cost of awards may fluctuate from year to year in a manner inconsistent with the Notional Amount of awards.

How Pay Aligns with Performance
2018 Performance Metrics Considered

For 2018 compensation, among the factors considered, both objectively and subjectively, were the changes in the Company's and the applicable division's operating and performance results during the year (NOI at share, FFO, as adjusted, and FFO), our TSR for the year, and the factors mentioned below. Increases or decreases in pay and allocations for 2018, 2017 and 2016 of various compensation elements to our Named Executive Officers were based, in part, upon the results of our review of these factors. "NOI" (or Net Operating Income) means total revenues less operating expenses. "FFO" means funds from operations as defined by the Nareit. "FFO, as adjusted," means FFO as adjusted to exclude non-comparable gains and losses, impairments and non-real estate-related items. Each of these metrics is provided in our regular annual and quarterly reports as well as reconciliations to the most comparable metric presented in accordance with Generally Accepted Accounting Principles applicable in the United States ("GAAP"). Although they are non-GAAP metrics, we use these metrics in making our compensation decisions because they facilitate meaningful comparisons in operating performance between periods and among our peers. TSR means our total shareholder return (including dividends) for a given period.

Key Year-Over-Year Comparisons

Our TSR for 2018 was a negative 17.8% while that of the FTSE Nareit Office Index ("Office REIT") was a negative 14.5%. For 2018, we have kept flat or decreased each of our NEO's base and total compensation as reflected in the "Direct Compensation Table." In addition, as shown in the "Realized Compensation Table," in 2018 our CEO's total realized compensation was 57% of his total direct compensation reflecting the alignment of his compensation with shareholder returns. The same is the case for our other NEO's where the average of the total realized compensation was 72% of the average of their total direct compensation.

Key Considerations

We operate in a highly competitive commercial real estate industry where we actively compete for business opportunities and executive talent. In determining annual incentive and long-term equity compensation levels earned for 2018, our Compensation Committee did not weight any one factor, but sought to find a balance among (i) appropriately rewarding the significant operational achievements by the Company during the year, (ii) ensuring annual incentive, long-term equity and total compensation levels were in line with the prevailing competitive market and adequate to address our recruitment and retention needs and (iii) maintaining a balanced compensation program designed to foster alignment of management and shareholder interests in a manner that reflects evolving market "best practices" as well as views of our shareholders. No numerical weight is attributed to any one factor.

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Alignment of Pay with Performance

Our Compensation Committee made compensation decisions for 2018 in line with our pay-for-performance philosophy.

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For each of our NEOs, base salaries were maintained at 2017 levels (with no change since 2008) to focus on the performance-oriented components of compensation.

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For our CEO, approximately 51% of his equity grants (other than grants in lieu of cash bonus which are described in footnote (2) of the Summary Compensation Table) were in the form of performance-based equity.

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For our other NEOs, in the aggregate, approximately 51% of their equity grants (other than grants in lieu of cash bonus which are described in footnote (2) of the Summary Compensation Table) were in the form of performance-based equity.

How We Determine Executive Compensation

Our Compensation Committee determines compensation for our Named Executive Officers and, during 2018 and until the passing of Michael Lynne on March 24, 2019, was comprised of three independent trustees, Mr. Lynne (Chair), Mr. Tisch and Dr. West. Our Compensation Committee is currently comprised of Mr. Tisch, as Chair, Mr. Helman and Dr. West. Our Compensation Committee exercises independent judgment with respect to executive compensation matters and administers our equity incentive programs, including reviewing and approving equity grants to our executives pursuant to our 2010 Omnibus Share Plan (as may be amended, the "2010 Plan"). Our Compensation Committee operates under a written charter adopted by the Board, a copy of which is available on our website (www.vno.com/governance/committee-charters).

We make our compensation decisions generally in the first quarter of a fiscal year. These decisions cover the prior year and are based on the prior year's performance by the Company and/or division or functional area and that of the applicable executive. In addition, in the first quarter of a fiscal year, we establish that year's performance threshold for our formula-based, short-term annual incentive program.

Our decisions on compensation for our Named Executive Officers are based primarily upon our assessment of each executive's leadership, operational performance and potential to enhance long-term shareholder value. For our CEO, this assessment is made by the Compensation Committee. For our other Named Executive Officers, this assessment is initially made by our CEO subject to the review and approval of the Compensation Committee. Our annual, short-term incentive program provides for a minimum performance threshold for, and a cap on, a bonus pool comprising the aggregate dollar value of annual incentive awards we can make to our senior executive management team. We believe that this method, as opposed to an entirely formulaic method of determining compensation, provides us with the ability to adjust compensation based on various performance factors affecting an individual executive within a formulaic cap. It also has the added benefit of reducing the risk to the Company that could potentially be associated with entirely formulaic compensation decisions. Key factors we consider when making annual compensation decisions include: actual performance compared to the financial, operational and strategic goals established for the Company or the executive's operating division at the beginning of the year; the nature, scope and level of the executive's responsibilities; the executive's contribution to the Company's financial results, particularly with respect to key metrics such as NOI at share, FFO, FFO, as adjusted, and TSR for the year; and the executive's contribution to the Company's commitment to corporate responsibility, including success in creating a culture of unyielding integrity and compliance with applicable laws and our ethics policies. These factors may be considered on an absolute and/or relative basis with respect to other companies or indices.

In determining individual pay levels and opportunities, we also consider each executive's current salary and prior-year bonus (or annual incentive award), the value of an executive's equity stake in the Company, and the appropriate balance between incentives for long-term and short-term performance and the compensation paid to the executive's peers within the Company. We also consider competitive market compensation paid by other companies that operate in our business or that compete for the same talent pool, such as other S&P 500 REITs, other real estate companies operating in our core markets and, in some cases, investment banking, hedge fund and

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private equity firms. However, we do not formulaically tie our compensation decisions to any particular range or level of total compensation paid to executives at these companies.

In addition, we encourage alignment with shareholders' interests through long-term, equity-based compensation. We apportion cash payments and equity incentive awards as we think best in order to provide the appropriate incentives to meet our compensation objectives both individually and in the aggregate for executives and other employees. The factors we consider in evaluating compensation for any particular year may not be applicable to determinations in other years. Typically, our Chairman and CEO receives a higher proportion of his compensation in the form of equity than other Named Executive Officers who, in turn, receive a higher proportion of their compensation in the form of equity than our other employees. This allocation is based on (1) the relative seniority of the applicable executives and (2) a determination that the applicable executives should have a greater proportion of their compensation in a form that further aligns their interests with those of shareholders. We regularly review our compensation program to determine whether we have given the proper incentives to our Named Executive Officers to deliver superior performance on a cost-effective basis and for them to continue their careers with us.

Role of the Corporate Governance and Nominating Committee, the Compensation Committee, and the CEO

The Corporate Governance and Nominating Committee of our Board is responsible for evaluating potential candidates for Chairman and CEO, and for overseeing the development of executive succession plans. The Compensation Committee of our Board (1) reviews and approves the compensation of our executive officers and other employees whose total cash compensation exceeds $200,000 per year, (2) oversees the administration and implementation of our incentive compensation and other equity-based awards, and (3) regularly evaluates the effectiveness of our overall executive compensation program.

As part of this responsibility, the Compensation Committee oversees the design, development and implementation of the compensation program for our CEO and our other Named Executive Officers. The Compensation Committee evaluates the performance of our CEO and sets his compensation. Our CEO and the Compensation Committee together assess the performance of our other senior executives and determine their compensation, based on the initial recommendations of our CEO. The other Named Executive Officers do not play a role in determining their own compensation, other than discussing individual performance objectives with our CEO.

In support of these responsibilities, members of our senior executive management team, in conjunction with other senior executives, have the initial responsibility of reviewing the performance of the employees reporting to him or her and recommending compensation actions for such employees.

This process involves multiple meetings among our CEO, our Compensation Committee and our Compensation Committee's independent compensation consultant. Typically, in the third and fourth quarters of each year, these parties meet to discuss and establish an overall level of compensation for the year and the base compensation for the following year. For 2018, as has been our historical practice, our CEO obtained individual recommendations from division heads as to compensation levels for those persons reporting to the division heads. These recommendations are discussed among our CEO and the division heads prior to a recommendation being presented to the Compensation Committee. For our senior executive management team, other than our CEO, recommendations are prepared based upon discussions among the Compensation Committee and our CEO. These recommendations are based upon our objectives described above and may include factors such as information obtained from compensation consultants. Our CEO discusses these recommendations with our other senior executives in one-on-one meetings. After these discussions, certain allocations or other aspects of compensation may be revised to some degree and the revised recommendations are presented to the Compensation Committee for discussion and review and, ultimately, through a continued process, approval. The compensation of our CEO is determined in accordance with a similar process involving direct discussions among the Compensation Committee, our CEO and the Compensation Committee's compensation consultants.

Role of Compensation Consultants

Our Compensation Committee has retained Willis Towers Watson Public Limited Company ("Willis Towers Watson") as its independent compensation consultant to provide the Compensation Committee with relevant data concerning the marketplace and our peer group as well as its own independent analysis and recommendations concerning

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executive compensation. Willis Towers Watson regularly participates in Compensation Committee meetings. Our Compensation Committee has the authority to set Willis Towers Watson's compensation and to replace Willis Towers Watson as its independent outside compensation consultant or hire additional consultants at any time. In addition, prior to the 2016 merger of Towers Watson & Co. with Willis Group, Willis Group had provided us with insurance-related services including services to our captive insurance company. Willis Towers Watson has continued to provide us with such insurance-related services and, in 2018, we paid Willis Towers Watson approximately $607,000 in fees for such services and $132,700 for compensation-related services. In 2015, in light of the then anticipated merger of Towers Watson & Co. and Willis Group, and in each year since then, the Compensation Committee assessed the independence of Willis Towers Watson pursuant to SEC rules (including Item 407(e)(3)(iv) of Regulation S-K) and the NYSE listing standards and concluded that no conflict of interest existed that would prevent Willis Towers Watson from independently advising the Compensation Committee. In particular, the Compensation Committee considered a presentation it received from Willis Towers Watson that described Willis Towers Watson's policies and procedures to prevent or mitigate conflicts of interest. The Compensation Committee also reviewed and was satisfied that there were no business or personal relationships between members of the Compensation Committee and the individuals at Willis Towers Watson supporting the Compensation Committee. The Compensation Committee considered that Willis Towers Watson reports directly to the Chair of the Compensation Committee and that the Compensation Committee has the authority to set Willis Towers Watson's compensation and to replace Willis Towers Watson as its independent outside compensation consultant or hire additional consultants at any time. Finally, the Compensation Committee considered other factors relevant to Willis Towers Watson's independence from management, including all of the factors set forth in the NYSE listing standards. The Compensation Committee regularly assesses the independence of its compensation consultants.

For 2018 compensation decisions, Willis Towers Watson prepared, among other reports, an analysis of compensation levels and performance at the following companies that it identified as peer companies within the context of the executive pay philosophy of the Compensation Committee: American Tower Corporation; Boston Properties, Inc.; CBRE Group, Inc.; Equity Residential; General Growth Properties, Inc.; HCP, Inc.; Host Hotels & Resorts, Inc.; Kimco Realty Corporation; Prologis, Inc.; Public Storage; Simon Property Group, Inc.; SL Green Realty Corp.; Ventas, Inc.; and Welltower, Inc. Our Compensation Committee has elected to use the foregoing executive compensation peer group, because the competitive landscape in which we compete for investment capital and executive talent is comprised of other publicly-traded REITs as well as real estate operating companies. Additionally, as many of our competitors in the markets in which we operate, particularly with respect to our New York division, are asset managers not structured as REITs and private entities such as real estate opportunity funds, sovereign wealth funds and pension funds, among others, our Compensation Committee, from time to time, has also considered compensation levels and trends among our non-public competitors as obtained from surveys and other proprietary data sources.

Consistent with prior years, the Compensation Committee reviewed and discussed the analyses prepared by Willis Towers Watson, and determined that the analyses were useful in indicating that the compensation opportunities awarded to executive officers are in line with the prevailing competitive market. Furthermore, realized awards duly reflect the performance of the Company and the shareholder value created.

From time to time, the Company also engages the services of FTI Consulting, Inc., as a compensation consultant, to provide assistance with gathering and presenting third-party data used in determining industry-or market-specific results.

Analysis of Risk Associated with Our Executive Compensation Program

Our Compensation Committee has discussed the concept of risk as it relates to our executive compensation program and the Compensation Committee does not believe our executive compensation program encourages excessive or inappropriate risk-taking for the reasons stated below.

We structure our pay to consist of both fixed and variable compensation. The fixed portion (base salary) of compensation is designed to provide a base level of income regardless of our financial or share price performance.

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The variable portions of compensation (annual incentive and long-term incentive equity) are designed to encourage and reward both short- and long-term corporate performance. For short-term performance, annual incentives are awarded based on the formulaic funding of our annual incentive pool and assessments of performance during the prior year. For long-term performance, our restricted shares, restricted units, Performance Conditioned AO LTIP Units, AO LTIP Units, options and awards under our OPP generally vest over three, four or five years. Awards of Performance Conditioned AO LTIP Units, AO LTIP Units, options or OPP Units have value only if our Share price increases over time. Awards of restricted units can be redeemed for Shares only if our Share price increases over time. Awards of restricted shares only increase in value if our Share price increases over time. Awards of Performance Conditioned AO LTIP Units and AO LTIP Units and of restricted units require a two-year holding period (regardless of vesting). Furthermore, with regard to grants of OPP awards made since 2013, we require our Named Executive Officers to hold the equity received with respect to earned and vested awards for one additional year after they have vested. We believe that these variable elements of compensation are a sufficient percentage of total compensation to provide incentives to executives to produce superior short- and long-term Company results, while the fixed element provides a level of compensation that we believe encourages our executives not to take unnecessary or excessive risks in doing so. We and our Compensation Committee also believe that the mix of formulaic criteria and a non-formulaic evaluation of historic performance provides an incentive for our executives to produce superior performance without the distorting effects of providing a pre-determinable compensation award based on the performance of only one division or business unit or upon other results that may not reflect the long- or short-term results of the Company as a whole.

As demonstrated above, our executive compensation program is structured to achieve its objectives by (i) providing incentives to our Named Executive Officers to manage the Company for the creation of long-term shareholder value, (ii) avoiding the type of disproportionately large, short-term incentives that could encourage our Named Executive Officers to take risks that may not be in the Company's long-term interests, (iii) requiring our Named Executive Officers to maintain a significant investment in the Company and (iv) evaluating annually an array of performance criteria in determining executive compensation rather than focusing on a singular metric that may encourage unnecessary risk-taking. We believe this combination of factors encourages our Named Executive Officers to manage the Company prudently.

Elements of Our Compensation Program

Our Named Executive Officers' compensation currently has three primary components:

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annual base salary;

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annual incentive awards, which include cash payments and/or awards of equity; and

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long-term equity incentives, which may include restricted units, stock options and long-term incentive performance awards such as our Performance Conditioned AO LTIP Units and/or OPP Units.

The overall levels of compensation and the allocation among these components are determined annually by our Compensation Committee based upon an analysis of the Company's performance during the year and a review of the prevailing competitive market for executive talent in which we operate. Historically, a substantial majority of the total compensation for our CEO has been in the form of long-term equity awards, including performance-based awards subject to performance thresholds such as those awarded under our OPP. These longer-term awards further the Compensation Committee's desire to directly align management and shareholder interests and to provide incentives for each executive to successfully implement our long-term strategic goals.

Annual Base Salary

Base salaries for our Named Executive Officers are established based on the scope of their responsibilities, taking into account the compensation paid by other companies for similar positions as well as salaries paid to the executives' peers within the Company and any applicable employment agreement. In accordance with our pay-for-performance philosophy, we structure an executive's annual base salary to be a relatively low percentage of total compensation. There were no increases in our Named Executive Officers' base salary levels for 2018 over that

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of 2017, and there have not been any increases in our Named Executive Officers' base salary levels since 2008 (not including the impact of an extra pay period in 2016).

For 2019, each of Messrs. Roth and Greenbaum elected to receive 80% of their annual base salary in the form of restricted units (which vest pro-rata over 2019).

Annual Incentive Awards

Our Compensation Committee has established an annual short-term incentive program for the senior executive management team that formulaically ties a maximum award pool to achieving an FFO, as adjusted, performance threshold. The Company views and, we believe our shareholders view, FFO, as adjusted, as one of the key operating metrics within the REIT industry and, we believe, a primary driver of long-term TSR performance. Our Compensation Committee has elected to use FFO, as adjusted, as the primary metric for our annual incentive awards rather than total FFO. FFO, as adjusted, excludes the impact of certain non-recurring items, such as gains on the sale of non- depreciable property, non-cash impairment losses, income or loss from discontinued operations and sold properties, gains and losses from the early extinguishment of debt and restructuring costs, among others, and thus the Compensation Committee believes it provides a better metric than total FFO for assessing management's performance for the year. Under our annual compensation program, members of our senior executive management team, including all of our Named Executive Officers, will have the ability to earn annual cash incentive payments and/or equity awards if and only if the Company achieves FFO, as adjusted, of at least 80% or more of the prior year's FFO, as adjusted. In the event that the Company fails to achieve FFO, as adjusted, of 80% or more of the prior year's FFO, as adjusted, no incentive payments would be earned or paid under the program. Moreover, even if the Company does achieve the stipulated FFO, as adjusted, performance requirement under the annual incentive program, the Compensation Committee retains the right, consistent with best practices, to elect to reduce or make no payments under the program.

Aggregate incentive awards earned under the annual short-term incentive program by our senior executive management team are subject to a cap of 1.25% of FFO, as adjusted, earned by the Company for the year, with individual award allocations under the program determined by the Compensation Committee based on an assessment of individual and Company performance. Performance criteria evaluated by the Compensation Committee when determining individual incentive awards under the annual incentive program include, among others, the following:

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TSR, both on an absolute basis and relative to the performance of the peer group and the REIT industry;

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Leasing performance and occupancy levels;

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Capital markets performance and maintenance of a strong balance sheet;

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Same store NOI at share;

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Implementation and achievement of goals, including expense control and adherence to budget; and

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Achievement of business unit and/or departmental objectives.

Any awards earned under the annual incentive program are payable in cash and/or equity awards, generally in the first quarter of each year for the prior year's performance.

With regard to annual incentive awards paid in 2019 (for 2018 performance), each of our NEOs elected to receive all or a portion of that award in the form of restricted units (which vest upon grant, but which may not be redeemed for Shares for two years).

Long-Term Equity Incentives

Compensation is typically awarded to our Named Executive Officers in the form of long-term equity incentives issued under our 2010 Plan through performance-based equity awards, such as those that may be earned under

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our Performance Conditioned AO LTIP Units or our OPP Units, and grants of time-based restricted units. The granting of equity awards links a Named Executive Officer's compensation directly to the performance of our Share price. We believe this encourages our NEOs to make business decisions with an ownership mentality. For 2018 performance, employees other than our NEOs received awards of securities such as AO LTIP Units or stock options in lieu of Performance Conditioned AO LTIP Units. There were no OPP Unit awards for 2018 performance. Our long-term equity incentive programs were developed with the guidance and input of FTI Consulting, Inc. (a compensation consultant retained by the Company) and Willis Towers Watson.

Description of Awards:

Performance Conditioned AO LTIP Units:    "Performance Conditioned AO LTIP Units" are AO LTIP Units that require the achievement of certain performance conditions by a specified date or they are forfeited. Performance Conditioned AO LTIP Units have been awarded only to our NEOs. The performance condition for Performance Conditioned AO LTIP Units granted in 2019 to our NEOs is that, prior to the fourth anniversary of the date of grant, the Company's Shares must trade (for each of 20 consecutive trading days) at a price at least equal to 110% of the price per Share on the date of grant of the awards. If the performance conditions are not met, the awards are forfeited. If the performance conditions are met, once vested, the awards may be converted into Class A common units of Vornado Realty L.P. in the same manner as other AO LTIP units until 10 years from the date of grant.

AO LTIPs.    "AO LTIP Units" are limited partnership units in Vornado Realty L.P. that are intended to produce for holders a substantially similar non-tax economic effect as that of options. AO LTIP Units are issued under the Company's Appreciation-Only Long-Term Incentive Plan. Awards of AO LTIP Units have been awarded to executives other than our NEOs. None of our Named Executive Officers has been awarded AO LTIP Units (except in the form of Performance Conditioned AO LTIP Units). AO LTIP Units are potentially convertible into Class A Units of Vornado Realty L.P. and then are ultimately redeemable by the holder for Company Shares or cash at the option of the Company. AO LTIP Units are issued under our 2010 Plan and may be convertible for up to a period of 10 years from the date of grant. Awards of AO LTIP Units granted to date vest ratably over four years from the date of grant. On the date of grant, each AO LTIP Unit is awarded with a specified strike price. That strike price will be equal to or greater than the price for one Share on the date of grant. Each AO LTIP Unit, on exercise, will be converted into such number of Class A Units that have a value equal to the excess of the closing price per Share on the date of conversion on the New York Stock Exchange over the strike price. After a required two-year holding period, those Class A Units, in turn, may be redeemable by the holder for Shares or cash, at the option of the Company.

OPP Awards.    We did not make any OPP awards in 2019 for 2018 performance. Our most recent OPP award was in 2018 for 2017 performance. These awards were made to both NEOs and other executives. These performance-based awards are earned over a three-year period, which is then followed by back-end vesting requirements (during years three, four and five) to act as a retention device and provide a strong incentive to the executives to increase shareholder value long after they performed the services for which the equity awards were initially granted. In particular, the awards provide for immediate cancellation if the executive voluntarily leaves or is terminated for cause (and, in either case, such person is no longer providing services to the Company or any of its affiliates as an employee, trustee or otherwise), excluding certain outstanding awards held by retirement eligible executives and employees above the age of 65 (or above the age of 60 with at least 20 years of service to the Company). Furthermore, we require our NEOs to hold the equity received with respect to earned and vested awards for one additional year after they have vested.

Our OPP is designed to provide compensation in a "pay-for-performance" structure. Awards under the OPP are a class of units (collectively referred to as "OPP Units") of the Company's Operating Partnership, Vornado Realty L.P., issued under our 2010 Plan. If the specific performance objectives of the OPP are achieved, the earned OPP Units become convertible into Class A common units of the Operating Partnership (and ultimately into Shares) following vesting, and their value fluctuates with changes in the value of our Shares. If the performance objectives are not met, the OPP Units are cancelled. Generally, unvested OPP Units are forfeited if the executive leaves the Company, except that OPP Units vest automatically on death. OPP Units are intended to also provide recipients with better income tax attributes than grants of options. With regard to awards under our OPP, participants have the opportunity to earn compensation payable in the form of equity if and only if we outperform a predetermined TSR and/or outperform the market with respect to relative TSR over a three-year performance period as determined at the end of the third year. Specifically, awards under our OPP may potentially be earned if the Company (i) achieves a TSR

42	VORNADO REALTY TRUST	2019 PROXY STATEMENT

above that of an applicable industry index or indices over a three-year performance period (the "Relative Component"), and/or (ii) achieves a TSR level greater than 21% (over the three-year performance period) (the "Absolute Component"). For the 2018 OPP Plan (awarded for 2017 performance), we used a combination of the SNL Office Index (70%) and the SNL Retail Index (30%). For the 2017 OPP Plan (awarded for 2016 performance), we used the SNL REIT Index. To the extent that awards would be earned under the Absolute Component, but the Company underperforms the Index by more than a specified margin, such awards earned under the Absolute Component would be reduced based on the degree to which the Company underperforms the Index. In certain circumstances, if the Company outperforms the Index, but awards would not otherwise be earned under the Absolute Component, awards may still be earned under the Relative Component. Moreover, to the extent awards would otherwise be earned under the Relative Component but the Company fails to achieve at least a 3% per annum absolute TSR level, such awards earned under the Relative Component would be reduced based on the Company's absolute TSR performance. For the 2018 OPP, if the TSR is less than 0% the maximum payout is 50% of the total award regardless of relative performance. If the designated performance objectives are achieved, OPP Units are also subject to time-based vesting requirements. This creates, in the aggregate, a five-year retention period (plus the additional one-year holding period for Executives) with respect to participants in the OPP. Even after achieving the performance thresholds, during the remaining two years until full vesting (plus the additional one-year holding period for Executives), holders will continue to bear the same Share price and total return risk as our shareholders and be subject to the same "book-up" requirements as apply to Restricted Units and which are described below. Dividend payments on OPP Units issued accrue during the performance period and are paid to participants if and only if awards are ultimately earned based on the achievement of the designated performance objectives. Furthermore, if the maximum award is earned (through any combination of the Relative and Absolute Components), the number of units actually awarded will be based on the Share price during a 120-day measurement period preceding the end of the three-year performance period that causes the award to be fully earned. Awards issued under our 2016 and 2015 OPP Plans expired unearned.

Restricted Shares and Units.    "Restricted shares" are grants of Shares issued under our 2010 Plan that generally vest in three or four equal annual installments beginning approximately one year after the grant date. "Restricted units" are grants of limited partnership interests in Vornado Realty L.P., our operating partnership, through which we conduct substantially all of our business. These units also generally vest in three or four equal annual installments beginning approximately one year after the grant date and are exchangeable on a one-for-one basis into Vornado Realty L.P.'s Class A common units in certain circumstances. These circumstances principally include the requirement that Vornado Realty L.P. must have gone through certain tax "book-up" events whereby sufficient profits have been allocated to the restricted units so that they have the same capital account (and value) as Class A common units. In addition, there is a two-year holding requirement. Vornado Realty L.P.'s Class A common units can be redeemed for Shares on a one-for-one basis (or for the equivalent value in cash at the Company's option) with only limited restrictions, such as a 60-day waiting period between the time that a redemption notice is given and the date that Shares may be delivered. Restricted units are intended to also provide recipients with better income tax attributes than restricted shares and unlike option grants, grants of restricted units do not have a term at which they expire. During the restricted period, each restricted share or restricted unit entitles the recipient to receive payments from the Company equal to the dividends on one Share. Restricted equity awards further contribute in aligning management and shareholder interests, and the multi-year vesting requirements ranging from three to five years aid in our efforts to retain our executives and key employees over the long term. Further, our Compensation Committee believes restricted equity awards are a key component of a balanced equity compensation program, because incorporating time-based restricted equity awards into the equity compensation mix, as opposed to an equity compensation program comprised solely of awards subject to performance-based vesting requirements, ensures that a portion of each executive's equity compensation retains value even in a depressed market and provides executives with a baseline of value that lessens the likelihood that executives will take unreasonable risks to keep their market-based performance equity award vehicles "in the money."

Stock Options.    Since 2012, we have awarded stock options only to employees who do not receive AO LTIP Units, Performance Conditioned AO LTIP Units or OPP awards. Stock option awards issued under our 2010 Plan provide our executives the opportunity to purchase Shares at an exercise price determined on the date of grant. Historically, our stock option awards have either been in the form of at-the-money stock options, whereby the option exercise price is equal to the market price of Shares on the date of grant, or in the form of premium stock options, whereby the option exercise price is established at a level above the market price of Shares on the date of grant. In both instances, the market price of Shares must increase to a level above the option exercise price in order for the

2019 PROXY STATEMENT	VORNADO REALTY TRUST	43

executives to achieve any value from their stock option awards. Generally, the stock options vest and become exercisable in equal annual installments over a four -year period beginning one year after the date of grant, and remain exercisable for a period of ten years from the date of grant. Our 2010 Plan (i) prohibits the granting of in-the-money stock options and (ii) prohibits, without shareholder approval, the repricing of outstanding stock options that have fallen out of the money. Recipients of stock options do not receive any dividends paid on Shares on their outstanding option awards.

Nonqualified Deferred Compensation Plans

We maintain two nonqualified deferred compensation plans, the Vornado Realty Trust Nonqualified Deferred Compensation Plan ("Plan I") and the Vornado Realty Trust Nonqualified Deferred Compensation Plan II ("Plan II"). Plan I and Plan II are substantially similar, except that Plan II, which applies to deferrals on and after January 1, 2005, is designed to comply with the deferred compensation restrictions of Section 409A of the Internal Revenue Code of 1986, as amended.

Employees having annual compensation of at least $200,000 are eligible to participate in Plan II, provided that they qualify as "accredited investors" under securities laws. Members of our Board of Trustees are also eligible to participate. To participate, an eligible individual must make an irrevocable election to defer at least $20,000 of his or her compensation (whether cash or equity) per year. Participant deferrals are always fully vested. The Company is permitted to make discretionary credits to the Plans on behalf of participants, but as of yet has not done so. Deferrals are credited with earnings based on the rate of return of specific security investments or various "benchmark funds" selected by the individual, some of which are based on the performance of the Company's securities.

Participants may elect to have their deferrals credited to a "Retirement Account" or a "Fixed Date Account." Retirement Accounts are generally payable following retirement or termination of employment. Fixed Date Accounts are generally payable at a time selected by the participant, which is at least two full calendar years after the year for which deferrals are made. Participants may elect to receive distributions as a lump sum or in the form of annual installments over no more than 10 years. In the event of a change of control of the Company, all accounts become immediately payable in a lump sum. Plan I also permits a participant to withdraw all or a portion of his or her account at any time, subject to a 10% withdrawal penalty.

Retirement and 401(k) Plans

We offer a 401(k) Retirement Plan to all of our employees in which we provide matching contributions (up to 75% of the statutory maximum but not more than 7.5% of cash compensation) that fully vest after five years of employment. We do not have any other retirement plan. Retirement plans are not a factor in our current compensation determinations.

Perquisites and Other Compensation

We provide our Named Executive Officers with certain perquisites that we believe are reasonable and in line with the prevailing competitive market. These perquisites include supplemental life insurance and an allowance for financial counseling and tax preparation services for certain Named Executive Officers. Additionally, due to the location of our corporate offices in New York City and the extensive business-related travel requirements of our Named Executive Officers, we provide certain of our Named Executive Officers with the use of a car and/or driver. Providing a car and driver allows these executive officers to use their travel time efficiently and productively for business purposes, including (i) telephonic meetings and (ii) visiting our properties and meeting with our tenants. Accordingly, we believe providing these benefits serves the best interests of our Company as it allows our executives to continue to focus on Company matters while traveling. While providing a car and driver does provide an incidental personal benefit to the executive, the cost of this personal benefit constitutes only a small percentage of the executive's total compensation. Nevertheless, the amounts disclosed in this proxy statement for car and driver costs include the entire value of the benefit, both business purpose and personal.

44	VORNADO REALTY TRUST	2019 PROXY STATEMENT

Equity Ownership Guidelines

To further foster the strong ownership culture among our senior executive management team and ensure the continued direct alignment of management and shareholder interests, and consistent with emerging corporate governance trends, we have adopted executive equity ownership guidelines requiring that our NEOs and other members of our senior executive management team maintain a minimum ownership level of Shares or related Company equity. The equity ownership requirements (comprised of Shares and certain securities convertible or redeemable for Shares) for our executives are as follows:

Chairman and CEO	6 times his annual base salary
All Other Executive Officers	3 times their annual base salaries

Executive officers have five years from the date of becoming an executive officer to satisfy the ownership requirement. All of our Named Executive Officers satisfy these guidelines.

We have also adopted equity ownership guidelines for members of our Board of Trustees. Under the equity ownership guidelines adopted for our Board of Trustees, all non-employee Trustees are required to maintain a minimum ownership level of Shares or other Company equity having a value equal to at least five times their annual cash retainers. Non-employee Trustees have five years from the time of initial election or appointment to satisfy the guidelines. All non-employee Trustees currently satisfy these guidelines or are expected to satisfy these guidelines within the prescribed period. Ownership of units of Vornado Realty L.P. (regardless of the occurrence of a book-up event) are considered to be Company equity for the purposes of these calculations.

Comparison of 2016-2018 Direct Compensation

Under the rules and regulations of the SEC, each year the "Summary Compensation Table" must disclose the salary paid during that year, the annual incentive earned for that year and the equity-based, long-term incentive granted during that year, which for us represents the equity-based, long-term incentive award earned for the prior year. As discussed above, because the equity-based pay we award in the first quarter of each year (similar to the cash bonus paid in the first quarter of each year) was earned based on performance in the prior year, the SEC's approach prevents us from showing together all the pay—salary, annual cash incentive and equity-based pay—earned for any one year. In order to provide our shareholders with the aggregate amount of compensation earned by each Named Executive Officer for a given calendar year, we are including below a supplemental Direct Compensation Table. We believe the Direct Compensation Table enables a more meaningful year-over-year compensation comparison than the Summary Compensation Table presented later in this proxy statement. The Direct Compensation Table consists of (i) the actual salary paid for the year, (ii) the annual incentives awarded for the year and (iii) the annual grant date fair value of equity grants awarded for service and performance for the year, irrespective of when such amounts ultimately were granted, paid and/or vested. This table illustrates one of the analyses undertaken by our Compensation Committee in determining each element of our Named Executive Officers' compensation for the particular year in light of such executive's performance during the year. We also believe it demonstrates further the ongoing correlation between the executive's pay and overall Company performance.

The principal difference between the Direct Compensation Table and the Summary Compensation Table is that the Direct Compensation Table achieves an "apples to apples" presentation of both cash and equity-based incentives by showing the value of equity awards in the year to which such grants relate, rather than the year in which such grants were made, as reflected in the Summary Compensation Table. Other companies may calculate Total Direct Compensation differently than we do.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	45

Direct Compensation Table

The Direct Compensation earned by our Named Executive Officers for the 2016-2018 period was as follows:

Name	Year	Salary ($)(1)	Cash Bonus ($)	Grant Date Fair Value of Restricted Unit Awards in Lieu of Cash Bonus ($)(2)	Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation ($)(3)	Grant Date Fair Value of At-Risk Multi-Year Performance- Based Awards ($)(4)	Total Direct Compensation ($)(5)

Steven Roth	2018	1,000,000	—	825,017	4,566,451	4,806,790	11,198,258
	2017	1,000,000	—	825,047	3,800,024	5,613,559	11,238,630
	2016	1,038,462	1,005,700	—	3,800,082	5,307,506	11,151,750

Joseph Macnow	2018	1,000,000	—	1,031,258	998,963	1,051,509	4,081,730
	2017	1,000,000	—	1,031,295	831,306	1,227,966	4,090,567
	2016	1,038,462	505,700	618,769	831,308	1,161,017	4,155,256

David R. Greenbaum	2018	1,000,000	—	1,485,020	1,541,201	1,622,305	5,648,526
	2017	1,000,000	—	1,485,029	1,282,525	1,894,576	5,662,130
	2016	1,038,462	805,700	825,083	1,282,539	1,791,283	5,743,067

Michael J. Franco(6)	2018	1,000,000	750,000	618,776	1,427,020	1,502,169	5,297,965
	2017	1,000,000	750,000	618,800	1,187,552	1,754,237	5,310,589
	2016	1,038,462	816,743	618,769	6,087,756	1,658,596	10,220,326

(1)
Total base salary in 2016 is 1/26th more than 2018 and 2017 because 2016 had 27 bi-weekly pay periods as opposed to 26 bi-weekly pay periods in 2018 and 2017.

(2)
Represents the Grant Date Fair Value of restricted units granted in lieu of cash bonuses for services that are rendered in the year indicated that are awarded in the first quarter of the next succeeding year. The Grant Date Fair Value of restricted unit awards in lieu of cash bonuses have been adjusted for 2017 and 2016 to conform to 2018 as a result of a change in accounting cost due to immediate vesting of these grants.

(3)
Represents the Grant Date Fair Value of restricted units awarded in the first quarter of the next succeeding year.

(4)
For 2018, represents the Grant Date Fair Value of Performance Conditioned AO LTIP Units awarded in 2019 for 2018 performance. Represents the Grant Date Fair Value of each Named Executive Officer's award of OPP Units in 2018 and 2017 (for 2017 and 2016 performance, respectively).

(5)
Does not include the value of certain perquisites such as financial counseling and tax services, supplemental life insurance or automobile benefits provided to certain of our Named Executive Officers. The total value of these perquisites represents a de minimis component of total compensation.

(6)
Amounts for Mr. Franco for 2016 under "Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation" include two grants of restricted units with an aggregate Grant Date Fair Value of $4,900,187 for consideration of superior service rendered in connection with the Washington Spin and pursuant to the terms of his employment agreement.

Comparison of Realized Compensation with Direct Compensation

The following table illustrates pay awarded to and earned by each of the Named Executive Officers for service and performance with respect to 2016 through 2018. This table is prepared on the same basis as the "Direct Compensation Table" except that the value actually realized from the respective performance-based compensation (in this case, OPP Units) maturing each applicable year is shown instead of the accounting cost of what was awarded.

The amounts reported below meaningfully differ from the amounts determined under SEC rules and reported in the "Summary Compensation Table" and this table is not a substitute for the "Summary Compensation Table."

46	VORNADO REALTY TRUST	2019 PROXY STATEMENT

Realized Compensation Table

The Realized Compensation and Direct Compensation earned by our Named Executive Officers for the 2016-2018 period were as follows:

Name	Year	Salary ($)(1)	Cash Bonus ($)	Grant Date Fair Value of Restricted Unit Awards in Lieu of Cash Bonus ($)(2)	Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation ($)(3)	OPP Awards (Value Earned) ($)(4)	Total Realized Compensation ($)(5)	Total Direct Compensation ($)(5)

Steven Roth	2018	1,000,000	—	825,017	4,566,451	—	6,391,468	11,198,258
	2017	1,000,000	—	825,047	3,800,024	—	5,625,071	11,238,630
	2016	1,038,462	1,005,700	—	3,800,082	9,817,036	15,661,280	11,151,750

Joseph Macnow	2018	1,000,000	—	1,031,258	998,963	—	3,030,221	4,081,730
	2017	1,000,000	—	1,031,295	831,306	—	2,862,601	4,090,567
	2016	1,038,462	505,700	618,769	831,308	2,231,145	5,225,384	4,155,256

David R. Greenbaum	2018	1,000,000	—	1,485,020	1,541,201	—	4,026,221	5,648,526
	2017	1,000,000	—	1,485,029	1,282,525	—	3,767,554	5,662,130
	2016	1,038,462	805,700	825,083	1,282,539	3,034,357	6,986,141	5,743,067

Michael J. Franco(6)	2018	1,000,000	750,000	618,776	1,427,020	—	3,795,796	5,297,965
	2017	1,000,000	750,000	618,800	1,187,552	—	3,556,352	5,310,589
	2017	1,038,462	816,743	618,769	6,087,756	3,123,603	11,685,333	10,220,326

(1)
Total base salary in 2016 is 1/26th more than 2018 and 2017 because 2016 had 27 bi-weekly pay periods as opposed to 26 bi-weekly pay periods in 2018 and 2017.

(2)
Represents the Grant Date Fair Value of restricted units granted in lieu of cash bonuses for services that are rendered in the year indicated that are awarded in the first quarter of the next succeeding year. The Grant Date Fair Value of restricted unit awards in lieu of cash bonuses have been adjusted for 2017 and 2016 to conform to 2018 as a result of a change in accounting cost due to immediate vesting of these grants.

(3)
Represents the Grant Date Fair Value of restricted units awarded in the first quarter of the next succeeding year.

(4)
Represents the value earned (realized) for the OPP Units awarded in 2016, 2015 and 2014 respectively.

(5)
Does not include the value of certain perquisites such as financial counseling and tax services, supplemental life insurance or automobile benefits provided to certain of our Named Executive Officers. The total value of these perquisites represents a de minimis component of total compensation.

(6)
Amounts for Mr. Franco for 2016 under "Grant Date Fair Value of Restricted Unit Awards as Long-Term Equity Compensation" include two grants of restricted units with an aggregate Grant Date Fair Value of $4,900,187 for consideration of superior service rendered in connection with the Washington Spin and pursuant to the terms of his employment agreement.

Current Year Compensation Decisions

As explained above, we make our incentive compensation decisions generally in the first quarter of a fiscal year with respect to the prior year. In addition, in the first quarter of 2019, we established the 2019 performance thresholds and caps for our formula-based short-term annual incentive program.

The compensation levels discussed in this Compensation Discussion and Analysis section are not directly comparable to the amounts presented in the Summary Compensation Table later in this proxy statement for the reasons discussed above under "How We Determine Executive Compensation," "Comparison of 2016-2018 Total Direct Compensation" and "Comparison of 2016-2018 Total Direct Compensation and Realized Compensation."

In addition, in the discussion below, when we discuss the "Fair Value" of equity awards, we refer to the "fair value" for such awards determined in accordance with applicable securities and accounting rules (excluding the impact of estimated forfeitures related to service-based vesting conditions). Fair Value is the method used for presenting values for equity awards in our "Summary Compensation Table" and elsewhere under "Executive Compensation."

2019 PROXY STATEMENT	VORNADO REALTY TRUST	47

When we discuss the "Market Value" of equity awards, we refer to values based on the market price of a Share at the date of grant (the values considered by our Compensation Committee in making compensation decisions).

Total Compensation of Our CEO (with equity determined at Fair Value)

For 2018, Mr. Roth's total direct compensation was $11,198,258 compared to $11,238,630 in the prior year, a 0.4% decrease. For 2018, Mr. Roth's total realized compensation was $6,391,468 compared to $5,625,071 in the prior year, a 13.6% increase. For 2017, Mr. Roth's total direct compensation was $11,238,630 compared to $11,151,750 in the prior year, a 0.8% increase. For 2017, Mr. Roth's total realized compensation was $5,625,071 compared to $15,661,280 in the prior year, a 64.1% decrease.

Mr. Roth's salary, incentives and equity awards were based on an evaluation of those factors previously described and were approved by the Compensation Committee. Among the factors considered, both objective and subjective, were the strategic position of the Company, the changes in the Company's operating and performance metrics over the applicable period (NOI at share, FFO, as adjusted and FFO per Share), our TSR over the applicable period and the other factors previously described. These factors were considered as a whole, and no numerical weight was attributed to any particular factor. The majority of Mr. Roth's compensation is in the form of equity to further align his interests with those of our shareholders.

Cash Compensation of Our CEO

Mr. Roth has served as our CEO since April 15, 2013. Mr. Roth's base salary of $1,000,000 was established in March 2001 and has remained unchanged since then. Mr. Roth's total cash compensation for 2018, 2017 and 2016 was $1,000,000, $1,000,000 and $2,044,162, respectively. The decrease in 2018 and 2017 as compared to 2016 was due to Mr. Roth receiving restricted units in lieu of a cash bonus in those years. For 2019, Mr. Roth has elected to receive 80% (or $800,000) of his annual salary in the form of restricted units (which vest ratably over 2019).

Equity Compensation of Our CEO

Mr. Roth's long-term equity incentive compensation award for 2018 performance (granted in 2019) was 258,152 Performance Conditioned AO LTIP Units and 74,547 restricted units (collectively having a Market Value of $9,613,581). The Fair Value at the date of grant of these Performance Conditioned AO LTIP Units and restricted units was $9,373,241 and represents no increase in the Market Value and a 0.4% decrease in Fair Value of long-term equity grants compared to the prior year. In addition, Mr. Roth elected to receive all of his annual bonus for 2018 (awarded in 2019) in the form of 15,509 restricted units having a Market Value and Fair Value of $1,000,020 and $825,017, respectively, on the date of grant. Equity received in lieu of cash bonus is included in the short-term bonus column of the Summary Compensation Table. Mr. Roth's long-term equity incentive compensation award for 2017 performance (granted in 2018) was 238,257 OPP Units and 58,497 restricted units (collectively having a Market Value of $9,613,584). The Fair Value at the date of grant of these OPP and restricted units was $9,413,583 and represents a 3.3% increase in Market Value and a 3.4% increase in Fair Value of long-term equity grants compared to the prior year. Mr. Roth's long-term equity incentive compensation award for 2016 performance (granted in 2017) was 151,683 OPP Units and 38,293 restricted units (collectively having a Market Value of $9,307,593). The Fair Value at the date of grant of these OPP and restricted units was $9,107,588 and represents a 2.9% increase in the both the Market Value and Fair Value of long-term equity grants of restricted and OPP Units compared to the prior year. The increase in the Fair Value of granted OPP Units for 2017 and 2016 primarily reflects increases in the accounting cost for such units. The Notional Amount of such grants has remained constant since 2014.

Basis for Compensation of Other Named Executive Officers

For our other Named Executive Officers (Messrs. Macnow, Greenbaum and Franco), such executive's salary, annual incentive and long-term equity awards were based on an evaluation of those factors previously described and were approved by the Compensation Committee. Among the factors considered, both objectively and subjectively, were the strategic position of the Company, the changes in the Company's operating and performance metrics over the applicable period (NOI at share, FFO, as adjusted, and FFO per Share), our TSR over the applicable period and the other factors previously mentioned. With regard to Mr. Macnow, we considered these factors as they apply to our Company as a whole as his responsibilities are company-wide. For Messrs. Greenbaum and Franco, we also considered these factors as they pertain to the division which such executive heads. Mr. Greenbaum is President—New York Division and Mr. Franco is Executive Vice President—Chief Investment Officer. In all cases, these factors

48	VORNADO REALTY TRUST	2019 PROXY STATEMENT

were considered as a whole and no numerical weight was attributed to any particular factor. In the aggregate, total compensation (with equity determined at Fair Value) awarded to these Named Executive Officers for 2018 decreased by 0.3% as compared to the prior year. For 2019, Mr. Greenbaum has elected to receive 80% (or $800,000) of his annual salary in the form of restricted units (which vest ratably over 2019). In connection with our equity awards made in 2019 (for 2018 performance), we amended the existing awards made to Mr. Franco so that awards of equity in lieu of cash bonus vest immediately upon grant.

Other Compensation Policies and Practices
Equity Grant Practices

All of our equity-based compensation awards are made under our shareholder-approved 2010 Plan. The 2010 Plan provides that we are able to issue up to 6,000,000 Share equivalents with each award of a Share (or other securities that have the value equivalent to one Share when earned or vested) counting as one Share equivalent and each award of an option to acquire our Shares (or other securities that by their terms require the payment of an exercise price or deduction of a strike price) counting as one-half of a Share equivalent. Under the 2010 Plan, the exercise price of each stock option awarded must be (or must have been) no less than the average of the high and low price of our Shares on the New York Stock Exchange on the date that the award was granted by the Compensation Committee. The vast majority of our equity awards are determined and granted in the first quarter of each year at the same time as management and the Compensation Committee conclude their annual evaluation of the performance of our senior executive management team as a group and each executive individually. In addition and from time to time, additional equity awards may be granted in connection with new hires or promotions. We have never repriced options and our 2010 Plan does not permit repricing of options without shareholder approval.

Employment, Severance and Change of Control Agreements

We do, from time to time, enter into employment agreements with some members of our senior executive management team. Otherwise, our senior executive management team and other employees serve "at will." Except as may be provided in these employment agreements or pursuant to our compensation plans generally, we have not entered into any separate severance or change of control agreements. For those of our senior executive management team who have employment agreements, these agreements generally provide for a severance payment (for termination by us without cause or by the executive with good reason (each as defined in the applicable employment agreement and further described below under "Employment Contracts")) and change of control payment (if employment is terminated following a change of control) in the range of one to three times the applicable executive's annual salary and incentive. Since 2012, the agreements evidencing awards under the 2010 Plan have provided for the satisfaction of a "double trigger" as a condition to the acceleration of the vesting of any unvested equity awards. These change of control arrangements are designed to compensate management in the event of a termination following a fundamental change in the Company, their employer, and to provide an incentive to these executives to continue with the Company at least through such time. Severance and change of control arrangements do not generally affect other compensation arrangements for a particular period. A more complete description of employment agreements, severance and change of control arrangements pertaining to the Named Executive Officers is set forth under "Employment Contracts" and "Severance and Change of Control Arrangements."

Tax Deductibility of Compensation

The tax efficiency of compensation is one of many factors that enter into the design of our compensation programs. We look at a combination of the rates at which our executives will be taxed and the value of any deduction that we may be entitled to when developing our approach to compensation. We believe that the limitations of Section 162(m) of the Internal Revenue Code (which limits the corporate tax deduction for certain executive officer compensation that exceeds $1 million a year) does not apply to most of the compensation we paid to our Named Executive Officers for 2018 and only a small portion of their compensation may not be deductible due to that limitation.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	49

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Trustees of Vornado Realty Trust, a Maryland real estate investment trust (the "Company"), has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement and incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2018.

The Compensation Committee of the Board of Trustees:
MICHAEL LYNNE DANIEL R. TISCH DR. RICHARD R. WEST
Mr. Lynne approved this Compensation Committee Report prior to his passing on March 24, 2019.

50	VORNADO REALTY TRUST	2019 PROXY STATEMENT

EXECUTIVE COMPENSATION

The following table sets forth (in accordance with the reporting requirements of the SEC) the compensation of each of the Company's Chief Executive Officer, Chief Financial Officers and the two other executive officers for 2018, 2017 and 2016 (the "Named Executive Officers" or "NEOs").

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Restricted Share/Unit Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Changes in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)

Steven Roth	2018	1,000,000	825,017	9,413,583	—	—	—	360,670	11,599,270
Chairman and Chief	2017	1,000,000	950,055	9,107,588	—	—	—	359,930	11,417,573
Executive Officer	2016	1,038,462	1,005,700	8,850,880	—	—	—	331,536	11,226,578
(Principal Executive
Officer)

Joseph Macnow	2018	1,000,000	1,031,258	2,059,272	—	—	—	366,248	4,456,778
Chief Financial	2017	1,000,000	1,187,552	1,992,325	—	—	—	359,240	4,539,117
Officer (Principal	2016	1,038,462	1,212,522	1,936,155	—	4,857	—	372,711	4,564,707
Financial Officer)
from February 15,
2017

David R. Greenbaum	2018	1,000,000	1,485,020	3,177,101	—	—	—	309,179	5,971,300
President—New York	2017	1,000,000	1,710,033	3,073,822	—	5,405	—	279,729	6,068,989
Division	2016	1,038,462	1,750,095	2,987,178	—	—	—	270,003	6,045,738

Michael J. Franco	2018	1,000,000	1,368,776	2,941,789	—	—	—	37,627	5,348,192
Executive Vice	2017	1,000,000	1,462,557	2,846,165	—	—	—	32,884	5,341,606
President—Chief	2016	1,038,462	1,462,522	2,765,961	—	—	—	33,346	5,300,291
Investment Officer

(1)
Total base salary in 2016 is 1/26th more than 2018 and 2017 because 2016 had 27 bi-weekly pay periods as opposed to 26 bi-weekly pay periods in 2018 and 2017.

(2)
The information provided includes cash bonuses and the value of grants of restricted units in lieu of cash bonuses for services that are rendered in the year indicated and are awarded in the first quarter of the next succeeding year. None of Messrs. Roth, Macnow or Greenbaum (at their election) received a cash bonus for 2018 or 2017. In lieu of a 2018 cash bonus, Messrs. Roth, Macnow and Greenbaum were awarded, on January 14, 2019, restricted units with a grant date fair value of $825,017, $1,031,258 and $1,485,020, respectively, which, pursuant to SEC rules and regulations, is reflected in this column. In lieu of a 2017 cash bonus, Mr. Roth, Mr. Macnow and Mr. Greenbaum were awarded, on March 15, 2018, restricted units with a grant date fair value of $950,055, $1,187,552, $1,710,033, respectively. On January 14, 2019 and on March 15, 2018, Mr. Franco also received restricted units with a grant date fair value of $618,776 and $712,557, respectively, in lieu of a portion of his 2018 and 2017 cash bonuses. Per his employment agreement, Mr. Franco received an additional bonus equal to the dividend equivalent with respect to an additional equity award of $2,000,000 that he received in January 2017. This amount was $0 in 2018 and 2017 and $61,043 in 2016.

(3)
Information presented in this column includes the value of grants of Restricted Units and OPP Units granted during the applicable period. Information presented in these columns reflects the aggregate grant date fair value of equity awards granted in the applicable fiscal year computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 16 to our consolidated financial statements included in our Annual Report on Form 10-K (the "Form 10-K") for 2018 as filed with the SEC. Pursuant to the rules and regulations of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Dividends or dividend equivalents are paid on both the vested and unvested portion of restricted share and restricted unit awards. In accordance with applicable SEC rules, amounts shown exclude restricted units that were granted in lieu of bonuses, which are reflected in the "Bonus" column. Furthermore, as required by SEC rules, the amounts presented in this column also include the Grant Date Fair Value of both restricted unit awards and of performance awards (such as our OPP awards). For 2018, 2017 and 2016, the Grant Date Fair

2019 PROXY STATEMENT	VORNADO REALTY TRUST	51

  Value of time-based restricted unit awards and the Grant Date Fair Value of OPP awards for the following persons were as follows:

	Year	Restricted Unit Awards Other than Awards In Lieu of Cash Bonus ($)	OPP Awards ($)

Steven Roth	2018	3,800,024	5,613,559
	2017	3,800,082	5,307,506
	2016	3,800,033	5,050,847
Joseph Macnow	2018	831,306	1,227,966
	2017	831,308	1,161,017
	2016	831,282	1,104,873
David R. Greenbaum	2018	1,282,525	1,894,576
	2017	1,282,539	1,791,283
	2016	1,282,517	1,704,661
Michael J. Franco	2018	1,187,552	1,754,237
	2017	1,187,569	1,658,596
	2016	1,187,571	1,578,390
(4)
Represents awards for long-term service with the Company.

(5)
See the All Other Compensation table for additional information.

All Other Compensation Table

The following table describes each component of the All Other Compensation column in the Summary Compensation Table.

Name	Year	Use of Car and Driver ($)(1)	Supplemental Life Insurance Premiums ($)	Reimbursement for Medical/ Dental Not Covered ($)	Tax and Financial Planning Assistance Per Employment Contract ($)	Matching 401(k) Contribution ($)	Total ($)

Steven Roth	2018	298,119	44,176	—	—	18,375	360,670
	2017	297,319	44,611	—	—	18,000	359,930
	2016	272,290	41,246	—	—	18,000	331,536

Joseph Macnow	2018	187,935	144,938	—	15,000	18,375	366,248
	2017	181,302	144,938	—	15,000	18,000	359,240
	2016	200,147	139,564	—	15,000	18,000	372,711

David R. Greenbaum	2018	214,150	51,654	10,000	15,000	18,375	309,179
	2017	202,887	33,842	10,000	15,000	18,000	279,729
	2016	193,161	33,842	10,000	15,000	18,000	270,003

Michael J. Franco	2018	14,870	8,882	—	—	13,875	37,627
	2017	12,000	7,384	—	—	13,500	32,884
	2016	12,462	7,384	—	—	13,500	33,346

(1)
For each applicable fiscal year, each of the Named Executive Officers was provided with a car (or a car allowance) and (other than for Mr. Franco) a driver. Each such Named Executive Officer has used the car and driver for both business and personal purposes and the amounts shown for such executive reflect the aggregate incremental cost to the Company for the car, driver and related expenses without allocating costs between business and personal uses. See also "Certain Other Transactions or Relationships" for additional information regarding certain of our Named Executive Officers.

52	VORNADO REALTY TRUST	2019 PROXY STATEMENT

Grants of Plan-Based Awards in 2018

The following table lists all grants of plan-based awards to the Named Executive Officers made in 2018 and their grant date fair value.

		Estimated Future Payouts Under Equity Incentive Plan Awards(1)
					All Other Stock Awards: Number of Units (#)(3)
						Grant Date Fair Value of Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)(2)	Maximum ($)

Steven Roth	03/15/18	—	4,288,276	13,559,322		5,613,559
	03/15/18				73,122	4,750,078

Joseph Macnow	03/15/18	—	938,060	2,966,102		1,227,966
	03/15/18				31,078	2,018,858

David R. Greenbaum	03/15/18	—	1,447,293	4,576,271		1,894,576
	03/15/18				46,067	2,992,558

Michael J. Franco	03/15/18	—	1,340,086	4,237,288		1,754,237
	03/15/18				29,250	1,900,109

(1)
Amounts reflect awards granted under the 2018 OPP. The awards of OPP Units, if earned, vest ratably in the third, fourth and fifth year from the date of grant.

(2)
Represents an estimated dollar value earned in achieving the target levels for the 2018 OPP.

(3)
The information presented in this column represents the number of restricted units that were granted to the Named Executive Officers. Restricted units are a separate class of units in Vornado Realty L.P. which will be convertible into Class A common units of Vornado Realty L.P. and will be ultimately redeemable for, at our option, cash or our Shares on a one-for-one basis. These restricted units vest ratably over four years. A portion of these grants represents the grant of restricted units in lieu of cash bonus for the previous year which vest on grant. No options have been granted to the Named Executive Officers since 2011.

(4)
The amounts presented in this column represent the full grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted to the Named Executive Officers in 2018. Pursuant to the rules and regulations of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value, including the impact of estimated forfeitures related to service-based vesting conditions, is the amount we would expense in our consolidated financial statements over the award's vesting schedule. For additional information on our value assumptions, refer to footnote 16 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	53

Outstanding Equity Awards at Year-End

The following tables summarize the number and value of equity awards held at December 31, 2018 and the aggregate option exercises in 2018 by, and restricted unit awards that vested in 2018 for, the Named Executive Officers. Pursuant to the terms of our omnibus share plans, the exercise price and number of Shares underlying options originally made at any date of grant may be adjusted to compensate the holder for special or extraordinary dividends that may be subsequently declared. The following table reflects such adjustments.

Name and Applicable Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Steven Roth
3/15/18	(1)					73,122	4,535,758	238,257	14,779,082
1/13/17	(1)					35,341	2,192,202	186,651	11,577,962
1/14/16	(1)					26,473	1,642,120	203,808	12,642,210
1/14/15	(1)					10,978	680,965
1/10/14	(1)					38,860	2,410,486
2/28/11	(2)	187,868		66.49	2/27/21
3/11/10	(2)	285,453		52.64	3/11/20

Joseph Macnow
3/15/18	(1)					31,078	1,927,768	52,119	3,232,942
1/13/17	(1)					14,358	890,627	40,830	2,532,685
1/14/16	(1)					10,755	667,133	44,583	2,765,483
1/14/15	(1)					4,461	276,716
1/10/14	(1)					8,832	547,849
2/28/11	(2)	31,309		66.49	2/27/21
3/11/10	(2)	116,757		52.64	3/11/20

David R. Greenbaum
3/15/18	(1)					46,067	2,857,536	80,412	4,987,956
1/13/17	(1)					20,764	1,287,991	62,995	3,907,580
1/14/16	(1)					15,554	964,815	68,786	4,266,796
1/14/15	(1)					6,450	400,094
1/10/14	(1)					12,011	745,042
2/28/11	(2)	31,309		66.49	2/27/21
3/11/10	(2)	163,133		52.64	3/11/20

Michael J. Franco
3/15/18	(1)					29,250	1,814,378	74,455	4,618,444
1/13/17	(1)					53,013	3,288,396	58,328	3,618,086
1/14/16	(1)					13,237	821,091	63,690	3,950,691
1/14/15	(1)					5,490	340,545
1/10/14	(1)					12,365	767,001
2/28/11	(2)	7,827		66.49	2/27/21
12/10/10	(2)	73,079		59.29	12/10/20

(1)
The awards under the column entitled "Number of Shares or Units That Have Not Vested" vest ratably over four years from the date of grant. The awards under the column entitled "Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested" are awards of OPP Units. OPP Units awarded in 2018, 2017 and 2016 do not have any value unless specified performance criteria are met and specified criteria for converting and/or redeeming units for Shares are also met. As of December 31, 2018, these criteria had not been met. On January 10, 2019, the 2016 OPP plan and on January 10, 2018, the 2015 OPP plan, respectively, did not meet the applicable performance requirements and the applicable units are no longer earnable. Accordingly, the Equity Incentive Plan Awards for 2016 and 2015 no longer have any value. In accordance with applicable SEC rules, the values presented in the table for these OPP Units are calculated based on our year-end Share price as if the performance, converting and redemption conditions for these units had been met as of that date.

(2)
These awards vested ratably over four years from the date of grant.

54	VORNADO REALTY TRUST	2019 PROXY STATEMENT

Aggregate Option Exercises in 2018 and Units Vested

	Option Awards		Unit Awards

Name	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Units Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(1)(2)

Steven Roth	413,701	18,839,447	122,223	8,745,330

Joseph Macnow	51,078	2,316,581	34,650	2,494,106

David R. Greenbaum	55,158	2,582,431	47,339	3,411,868

Michael J. Franco	—	—	65,822	4,761,713

(1)
Values realized on exercise/vesting are based on: (1) for Option Awards, the difference between the exercise price and the average of the high and low price of our Shares on the applicable date if the resulting Shares were held or, if the resulting Shares were sold on the date of exercise, the actual sale price for such Shares; and (2) for Unit Awards, the average of the high and low price of our Shares on the date of vesting.

(2)
Unit Awards consists of awards of restricted units and OPP Units.

Employee Retirement Plan

The Company does not maintain a retirement plan other than a 401(k) plan.

Deferred Compensation

The following table summarizes the contributions, earnings, withdrawals and balance for the Named Executive Officers for and at year-end 2018.

Non-Qualified Deferred Compensation

Name	Type of Deferred Compensation Plan	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 12/31/18 ($)(2)

Steven Roth	Deferred Compensation Plans	—	—	(240,220)	2,535,780	—

Joseph Macnow	Deferred Compensation Plans	—	—	(434,926)	—	6,526,199

David R. Greenbaum	Deferred Compensation Plans	—	—	492,850	8,361,718	26,453,465

Michael J. Franco	Deferred Compensation Plans	—	—	—	—	—

(1)
Contributions to the Vornado Realty Trust Non-Qualified Deferred Compensation Plans are credited with earnings based on the rate of return of various "benchmark funds" selected by the individual, some of which are based on the performance of the Company's securities. A description of these plans is provided under "Compensation Discussion and Analysis—Nonqualified Deferred Compensation Plans."

(2)
All amounts contributed by a Named Executive Officer in prior years have been reported in the Summary Compensation Tables in our previously filed proxy statements in the year earned to the extent he was a Named Executive Officer in such year for the purposes of the SEC's executive compensation disclosure rules.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	55

Employment Contracts
Joseph Macnow

Mr. Macnow has had an employment agreement with the Company since November 21, 1980. Mr. Macnow currently serves as Executive Vice President, Chief Financial Officer and Chief Administrative Officer pursuant to his Amended and Restated Employment Agreement, dated as of July 27, 2006. This agreement provides that on each December 31 the employment term shall automatically be extended for one additional year unless either the Company or Mr. Macnow gives written notice not to extend the agreement at least 90 days before such date. Mr. Macnow's employment agreement provides that his base salary will not be reduced during the term of the agreement and is currently $1,000,000. Mr. Macnow's employment agreement provides that he will be entitled to participate at a level commensurate with his position in any equity compensation payable to senior executives of the Company. In accordance with the terms of his employment agreement, Mr. Macnow has also been provided with a car and driver.

The agreement also provides that, if Mr. Macnow's employment is terminated by the Company without cause or by him for good reason (as defined in the agreement to include, among other things, a change in his responsibilities, change in control of the Company, relocation of the Company's principal executive offices, the failure of the Company to comply with the terms of the agreement or the failure of the Company to renew the agreement upon expiration), he will receive: (a) a lump-sum payment of three times the sum (not to exceed $3.3 million, in the aggregate) of (i) his annual base compensation plus (ii) the average of the annual bonuses earned by him in the two fiscal years ending immediately prior to his termination; (b) immediate vesting in any equity awards granted to him by the Board; and (c) continued provision of benefits to him and his family for three years. The agreement further provides that, if Mr. Macnow's employment is terminated by him without good reason or by the Company for cause (as defined in the agreement to include conviction of, or plea of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of salary will cease.

David R. Greenbaum

Mr. Greenbaum has an employment agreement that commenced on April 15, 1997 pursuant to which he serves as President—New York Division. The employment agreement provides that, commencing on April 30, 2000, and on each April 30 thereafter, the employment term shall automatically be extended for one additional year unless either the Company or Mr. Greenbaum gives written notice not to extend the agreement at least 90 days before such date. The employment agreement provides that Mr. Greenbaum's base salary shall not be reduced during the term of the agreement. Mr. Greenbaum's current annual base salary is $1,000,000. Mr. Greenbaum's employment agreement provides that he will be entitled to participate at a level commensurate with his position in any equity and/or incentive compensation payable to senior executives of the Company. In accordance with the terms of his employment agreement, he has also been provided with a Company car and driver.

The agreement also provides that if Mr. Greenbaum's employment is terminated by the Company without cause or by him for good reason (as defined in the agreement to include, among other things, a change in his responsibilities, change in control of the Company, relocation of the New York Division's principal executive offices, the failure of the Company to comply with the terms of the agreement or the failure of the Company to renew the agreement upon expiration), Mr. Greenbaum will receive (a) a lump-sum payment equal to three times the sum of (i) his annual base compensation and (ii) the average of the annual bonuses earned by him in the two fiscal years ending immediately prior to his termination and (b) continued provision of benefits to him and his family for three years. The agreement further provides that if his employment is terminated by him without good reason or by the Company for cause (as defined in the agreement to include conviction of, or plea of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of his salary will cease.

Michael J. Franco

Mr. Franco renewed his employment agreement with the Company as of January 10, 2014, pursuant to which he currently serves as Executive Vice President—Chief Investment Officer. Mr. Franco's employment agreement provides for an initial four-year term with automatic renewals unless either party gives written notice not to extend the

56	VORNADO REALTY TRUST	2019 PROXY STATEMENT

agreement 120 days prior to its scheduled termination date. Mr. Franco's employment agreement provides that his base salary will not be reduced during the term of the agreement and is currently $1,000,000. During his employment, Mr. Franco will be entitled to receive an annual bonus, determined at the discretion of the Company with an annual target of $1,500,000. Upon entering into the employment agreement, Mr. Franco received an initial equity grant of $3,000,000 of restricted units. These units vested ratably over three years from the date of grant. Pursuant to Mr. Franco's employment agreement, on January 10, 2017 Mr. Franco was awarded an additional $2,000,000 of restricted units which vested on January 9, 2018. Upon any termination of Mr. Franco's employment for good reason or by the Company without cause, Mr. Franco will be entitled to (a) a severance payment equal to one times his annual salary and average bonus over the last two years; and (b) accelerated vesting of all then-unvested equity awards (other than unearned OPP Units) made by the Company to Mr. Franco. Mr. Franco is also entitled to a car allowance of $1,000 per month. The agreement further provides that if his employment is terminated for cause (as defined in the agreement to include conviction of, or pleas of guilty or nolo contendere to, a felony, failure to perform his duties or willful misconduct), payment of his salary will cease.

Other Named Executive Officers

Mr. Roth (our Chairman and CEO) does not have an employment agreement.

Severance and Change of Control Arrangements

Of our Named Executive Officers, each of Messrs. Macnow, Greenbaum and Franco has an employment agreement that provides for certain payments in the event of a termination of employment, including one following a change of control. Neither Mr. Roth nor any of our Trustees has an employment agreement or other severance arrangement. Our omnibus share plans, which govern all of our equity-based awards and the related forms of equity award agreements, provide that annual equity awards do not vest automatically upon a change of control. In addition, our deferred compensation plans provide that all applicable deferred compensation is paid out to an executive or Trustee upon his or her departure from the Company. The Company does not maintain a retirement plan other than a 401(k) plan. In addition, upon the death or disability of an executive, that executive, or his or her estate, may be entitled to insurance benefits under policies with third parties maintained by us.

Our employment agreements are negotiated on a case-by-case basis. As discussed under "Compensation Discussion and Analysis," we believe that in certain circumstances such agreements are in the best interests of the Company and our shareholders to ensure the continued dedication of such employees, notwithstanding the possibility, threat or occurrence of a change of control. Generally, our agreements govern severance payments under the following circumstances: (1) termination of the employee for "cause"; (2) termination by the employee for "good reason" (such as breach of the employment agreement by the Company or, in certain cases, if a change of control occurs and the employee then decides to terminate his employment) or by the Company without "cause"; (3) termination following a disability; (4) termination due to death; and (5) in certain cases, termination upon retirement after the employee reaches the age of 65. Reference should be made to the actual employment agreements for the specific terms. Generally, however, on any termination, the applicable executive officer will receive his accrued and unpaid salary and other benefits until the date of termination. For "cause" terminations by the Company, the employee will not receive any additional payment. If the employee terminates his employment for "good reason" or the Company terminates his employment without "cause," the employee typically receives an additional payment (or payments over a specified period) that may vary from one year of salary and bonus to up to three years of salary and bonus. Generally, cash payments are in a lump sum other than in the case of termination on disability or death when the costs of benefits may be paid for a period of one to three years (depending upon the applicable executive's agreement). For terminations due to disability or death, an executive who has this provision in the applicable agreement typically receives between one year of salary or bonus and three years of salary. In certain cases, the employment agreements also provide for continued benefits for specified periods. Historically, severance payments following a change of control under employment agreements for our Named Executive Officers require that the change of control must occur and be followed by any termination of employment (for whatever reason) in order for there to be a payment. We believe that our current severance provisions appropriately achieve the benefits of ensuring the dedication of employees in connection with a change of control without providing for an automatic payment under the employment agreement for a change of control.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	57

Our equity-based compensation awards are governed by the individual award agreements issued under our omnibus share plans. Generally, upon terminations of employment, no unvested awards are accelerated but employees are entitled to keep awards that have already vested if they exercise options or similar awards within specified periods after termination. In Mr. Franco's case, however, his employment agreement provides that on a termination by the Company without cause or by Mr. Franco with good reason, his unvested equity awards (other than unearned OPP Units) then vest. Our forms of award agreements for annual equity awards provide that unvested equity awards vest following a change of control only if the applicable employee's employment is terminated by the Company without "cause" or by such employee with "good reason." We believe these vesting provisions for equity awards following a change of control are appropriate due to the change in the nature of the award caused by a change of control. In the case of retirement after the age of 65 (or, in some cases, after attainment of age 60 with at least 20 years of service), options automatically vest and OPP Units continue to vest on their original schedule subject to the applicable performance conditions. Beginning in 2019, in the case of retirement (as defined above), Performance Conditioned AO LTIP Units, restricted shares and restricted units will continue to vest on their original schedule (subject to performance conditions, as applicable). In the case of a disability, options, Performance Conditioned AO LTIP Units and OPP Units vest and in the case of death, all equity awards vest.

The information presented below reflects the estimated payments that each of our Named Executive Officers would have received under the employment termination scenarios (including following a change of control) if employment termination were to have occurred on December 31, 2018. In calculating the value of equity-based awards, the presentation uses a price per Share of $62.03, the closing price of our Shares on the New York Stock Exchange on the last trading day in 2018. In addition, in estimating bonuses payable for the calculation of severance payments, we have used the actual bonuses paid in 2019 for 2018 performance (including, for these presentation purposes only, the value of all restricted units granted as a bonus in the first quarter of 2019). The actual amounts that would be paid on any termination of employment can only be determined at the time of any actual separation from the Company.

Steven Roth (amounts in dollars)

Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For Cause Termination	Involuntary Not For Cause Termination /Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability

Bonus	—	—	—	—	—	—
Severance	—	—	—	—	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	—	—	—	—	5,422,477	—
Unvested OPP Units	2,410,486	—	2,410,486	—	2,410,486	2,410,486
Benefits Continuation	—	—	—	—	—	—

Total	2,410,486	—	2,410,486	—	7,832,963	2,410,486

58	VORNADO REALTY TRUST	2019 PROXY STATEMENT

Joseph Macnow (amounts in dollars)

Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For Cause Termination	Involuntary Not For Cause Termination /Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability

Bonus	1,250,000	—	1,250,000	1,250,000	1,250,000	1,250,000
Severance	—	—	3,300,000	3,300,000	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	—	—	3,762,244	3,762,244	3,762,244	3,762,244
Unvested OPP Units	547,849	—	547,849	547,849	547,849	547,849
Benefits Continuation(3)	—	—	463,611	463,611	9,599	463,611

Total	1,797,849	—	9,323,704	9,323,704	5,569,692	6,023,704

David R. Greenbaum (amounts in dollars)

Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For Cause Termination	Involuntary Not For Cause Termination /Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability

Bonus	—	—	1,800,000	1,800,000	1,800,000	1,800,000
Severance	—	—	8,400,000	8,400,000	1,000,000	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	—	—	—	—	5,510,435	—
Unvested OPP Units	745,042	—	745,042	—	745,042	745,042
Benefits Continuation(3)	—	—	212,088	212,088	19,042	212,088

Total	745,042	—	11,157,130	10,412,088	9,074,519	2,757,130

Michael J. Franco (amounts in dollars)

Payments on Termination	Voluntary Termination on Retirement(1)	Involuntary For Cause Termination	Involuntary Not For Cause Termination /Good Reason Termination	Voluntary Termination Following a Change of Control(2)	Death	Disability

Bonus	—	—	—	—	—	—
Severance	—	—	2,500,000	—	—	—
Unvested Options	—	—	—	—	—	—
Unvested Restricted Units	—	—	6,264,410	6,264,410	6,264,410	—
Unvested OPP Units	—	—	767,001	767,001	767,001	767,001
Benefits Continuation	—	—	—	—	—	—

Total	—	—	9,531,411	7,031,411	7,031,411	767,001

(1)
Payments upon retirement from the Company are available to those Named Executive Officers who retire after reaching the age of 65 or are over 60 and have 20 years of service with the Company. Each of Messrs. Roth, Macnow and Greenbaum would have qualified for retirement at December 31, 2018. Except as otherwise provided in these tables, no payments are due upon any other voluntary termination prior to retirement.

(2)
Our annual award agreements provide that unvested grants of options and restricted units vest following a change of control only upon specified terminations of employment. These amounts do not include the value of equity that vests for those persons due to their retirement after the age of 65 as opposed to amounts payable solely due to a change of control.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	59

(3)
Information presented as to the costs of benefits is based on an estimated total annual cost of benefits for such Named Executive Officer. In certain cases, continued benefits made available following a termination will be less than the total benefits currently payable.

Pay Ratio Disclosure Rule

In August 2015, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring annual disclosure of the ratio of the median employee's annual total compensation to the total annual compensation of the principal executive officer ("PEO"). The Company's PEO is Mr. Roth. Pursuant to the SEC rules, we determined a "Median Employee" and compared such employee's total annual compensation to that of Mr. Roth. For purposes of this ratio, we calculated the annual total compensation of each of the Median Employee and Mr. Roth in accordance with the methodology that we use to calculate total compensation for purposes of the Summary Compensation Table. As of December 31, 2018, the Company employed 3,928 persons of which 2,838 persons are employed by Building Maintenance Services, our cleaning and maintenance services business ("BMS Employees"). The applicable information is set forth below:

Median Employee total annual compensation	$61,701
Median Employee (excluding BMS Employees) total annual compensation	$82,456
Mr. Roth ("PEO") total annual compensation	$11,599,270
Ratio of PEO to Median Employee Compensation	188.0:1.0
Ratio of PEO to Median Employee Compensation (excluding BMS Employees)	140.7:1.0

In determining the median employee, we prepared a listing of all employees as of December 31, 2018. Employees on leave of absence on December 31, 2018 were excluded from the list and wages and salaries were annualized for those permanent employees who were not employed for the full year of 2018. The median employee was selected from the annualized list.

60	VORNADO REALTY TRUST	2019 PROXY STATEMENT

COMPENSATION OF TRUSTEES

Trustees who are not officers of the Company receive an annual retainer. During 2018, Mr. Roth received no compensation for his service as a Trustee. Non-management members of the Board of Trustees are compensated as follows: (1) each such member receives an annual cash retainer equal to $75,000; (2) each such member receives an annual grant of restricted shares or restricted units with a value equal to $175,000 (not to be sold while such member is a Trustee, except in certain circumstances); (3) the Lead Trustee receives an additional annual cash retainer of $75,000; (4) the Audit Committee Chairman receives an additional annual cash retainer of $50,000 and other Audit Committee members each receive an annual cash retainer of $25,000; and (5) the Chairman and members of all other committees (other than the Executive Committee) each receive an additional annual cash retainer of $30,000 and $5,000, respectively.

The following table sets forth the compensation that was earned or paid in 2018 for the non-management members of our Board.

Name	Fees Earned or Paid in Cash ($)	Share/Unit Awards ($)(1)	Total ($)

Candace K. Beinecke	180,000	148,771	328,771
Michael D. Fascitelli	75,000	148,771	223,771
Robert P. Kogod	75,000	157,522	232,522
Michael Lynne(2)	105,000	148,771	253,771
David M. Mandelbaum	80,000	148,771	228,771
Mandakini Puri	100,000	148,771	248,771
Daniel R. Tisch	105,000	148,771	253,771
Richard R. West	130,000	148,771	278,771
Russell B. Wight, Jr.	80,000	148,771	228,771

(1)
The amounts presented in this column reflect the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted in 2018. The grant date fair value is the amount we would expense in our consolidated financial statements over the award's anticipated vesting schedule. These amounts differ from that set forth in the first introductory paragraph above as that amount is based on the market price for our Shares on the date of grant. For additional information on our value assumptions, refer to footnote 16 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the SEC. Dividends are paid on both the vested and unvested portion of Restricted Share and Restricted Unit awards. For information concerning the aggregate equity awarded to non-management Trustees under our omnibus share plans, see Note 8 to the Principal Security Holders table.

(2)
Mr. Lynne served as a member of our Board of Trustees until his passing on March 24, 2019.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee, consisting of Dr. West, Mr. Helman (since April 3, 2019) and Mr. Tisch (and during 2018 and until his passing on March 24, 2019, Mr. Lynne), grants awards under the Company's omnibus share plans and makes all other executive compensation determinations. Mr. Roth is the only officer or employee of the Company who is also a member of the Board. There are no interlocking relationships involving the Board which require disclosure under the executive compensation rules of the SEC.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	61

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Review and Approval of Related Person Transactions

We review all relationships and transactions in which we and our significant shareholders, Trustees and our executive officers or their respective immediate family members are participants (including transactions required to be disclosed under Item 404 of Regulation S-K) to determine whether such persons have a direct or indirect material interest in the transaction. Our policy (as set forth in our Code of Business Conduct and Ethics) is to determine whether such an interest exists, applying the standards set forth in Item 404 of Regulation S-K and our Corporate Governance Guidelines. Our legal and financial staff is primarily responsible for the development and implementation of processes and controls to obtain information from our significant shareholders, Trustees and our executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in this proxy statement. We also disclose transactions or categories of transactions we consider in determining that a Trustee is independent. In addition, our Audit Committee and/or our Corporate Governance and Nominating Committee reviews and, if appropriate, approves or ratifies any related person transaction that is required to be disclosed. These committees, in the course of their review of a disclosable related-party transaction, consider: (1) the nature of the related person's interest in the transaction; (2) the material terms of the transaction; (3) the importance of the transaction to the related person; (4) the importance of the transaction to the Company; (5) whether the transaction would impair the judgment of a Trustee or executive officer to act in the best interest of the Company; and (6) any other matters these committees deem appropriate.

Transactions Involving Interstate Properties

As of March 18, 2019, Interstate and its partners collectively beneficially owned approximately 7% of our outstanding Shares and approximately 26% of Alexander's outstanding common stock. Interstate is a general partnership in which Steven Roth, David Mandelbaum and Russell B. Wight, Jr. are the partners. Mr. Roth is Chairman of the Board and Chief Executive Officer of the Company, the Managing General Partner of Interstate, and the Chairman of the Board and Chief Executive Officer of Alexander's. Messrs. Mandelbaum and Wight are Trustees of the Company and also directors of Alexander's.

We manage and lease the real estate assets of Interstate pursuant to a management agreement for which we receive an annual fee equal to 4% of annual base rent and percentage rent. The management agreement has a term of one year and automatically renews unless terminated by either of the parties on 60 days' notice at the end of the term. We believe, based upon comparable fees charged by other real estate companies, that the terms are fair to us. We earned $453,000 in management fees under the agreement for the year ended December 31, 2018.

Transactions Involving Alexander's

As of March 18, 2019, Interstate and its three general partners—Steven Roth (Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board and Chief Executive Officer of Alexander's), David Mandelbaum (a Trustee of the Company and director of Alexander's) and Russell B. Wight, Jr. (a Trustee of the Company and director of Alexander's)—beneficially owned approximately 7% of our outstanding Shares and approximately 26% of Alexander's outstanding common stock. The Company beneficially owns approximately 32% of the outstanding common stock of Alexander's. Joseph Macnow, our Executive Vice President, Chief Financial Officer and Chief Administrative Officer, is Treasurer of Alexander's.

We manage, lease and develop Alexander's properties pursuant to the agreements described below, which expire in March of each year and renew automatically.

Management and Development Agreements.    Pursuant to our management and development agreement with Alexander's, we receive an annual fee for managing Alexander's and all of its properties equal to the sum of (i) $2,800,000, (ii) 2% of the gross revenue from the Rego Park II Shopping Center, (iii) $0.50 per square foot of the

62	VORNADO REALTY TRUST	2019 PROXY STATEMENT

tenant-occupied office and retail space at 731 Lexington Avenue, and (iv) $315,000, escalating at 3% per annum, for managing the common area of 731 Lexington Avenue.

In addition, we are entitled to a development fee of 6% of development costs, as defined.

Leasing Agreements.    We provide Alexander's with leasing services for a fee of 3% of rent for the first ten years of a lease term, 2% of rent for the eleventh through the twentieth year of a lease term, and 1% of rent for the twenty-first through thirtieth year of a lease term, subject to the payment of rents by Alexander's tenants. In the event that third-party real estate brokers are used, our leasing fee increases by 1% and we are responsible for the fees to the third-party real estate brokers. We are also entitled to a commission upon the sale of any of Alexander's assets of 3% of gross proceeds, as defined, for asset sales of less than $50,000,000, or 1% of gross proceeds, as defined, for asset sales of $50,000,000 or more.

Other Agreements.    Building Maintenance Services ("BMS"), our wholly-owned subsidiary supervises (i) the cleaning, engineering and security services at Alexander's 731 Lexington Avenue property and (ii) security services at Alexander's Rego Park I and Rego Park II properties.

During the year ended December 31, 2018, Alexander's incurred $2,800,000 in management fees, $125,000 in development fees, $13,000 in leasing fees, and $4,101,000 for property management and other fees under its agreements with the Company and/or BMS.

At December 31, 2018, Alexander's owed the Company (i) $146,000 for development fees, (ii) $549,000 for management, property management, cleaning, engineering and security fees and (iii) $13,000 for leasing fees.

Certain Other Transactions or Relationships

With respect to our building at 888 Seventh Avenue, we are the lessee under a ground lease that expires in 2067. The lessor under the ground lease is a limited liability company that is owned by several members, some of which include trusts for the benefit of the family of Mr. David M. Mandelbaum (one of our Trustees), his children, his brother, his sister and his sister's family. Mr. Mandelbaum has no voting or pecuniary interest in these trusts or in the ground lease. The underlying fee property was purchased by the parents of Mr. Mandelbaum in 1961 and placed into trusts at that time for the benefit of their children and grandchildren. Since 1961, this property has been owned 20% by these trusts and, when the trusts expired, descendants of Mr. Mandelbaum's parents. The remaining 80% of the limited liability company is owned by two unrelated families. One family owns 55% of the limited liability company and is its managing member. Mr. Mandelbaum's personal interest in the property is an indirect 2.66% interest. We acquired the building at 888 Seventh Avenue (and the tenant's interest under the ground lease) from an unrelated party in 1998. The limited liability company owning the ground receives under the ground lease an aggregate payment of $3,350,000 a year in rent.

Our property (managed by Urban Edge), Wayne Town Center, is subject to a ground lease owned by members of David Mandelbaum's family or trusts for their benefit. The rent on the ground lease in 2018 was $3,994,574 and increases at 6% per year. Mr. Mandelbaum has no direct voting or pecuniary interest in these trusts or in the ground lease.

In February 2016, each of Mr. Mandelbaum and his brother entered into an agreement to purchase an apartment at the Company's development at 220 Central Park South for $23,571,000 and $16,247,500, respectively (which amounts represent a discount to the asking price equal to the brokerage fee saved by the Company), and the Company holds related deposits of $9,954,625.

MDF Capital LLC, which is owned by Mr. Michael D. Fascitelli, one of our Trustees, leases space at our building at 888 Seventh Avenue in New York City. During 2018, MDF Capital paid $601,499 of rent to the Company for this space.

Steven Roth, our Chairman and Chief Executive Officer, also serves as a member of the Board of Trustees of Urban Edge Properties and as Chairman of the Board of JBG SMITH Properties, both of which are former affiliates of the Company.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	63

During 2018, the Company reimbursed a company owned by Mr. Roth $274,225 for the use, for Company-business purposes, of an airplane owned by such company.

During 2018, companies affiliated with Mr. Roth's wife, Daryl Roth Productions, paid to us $413,338 in connection with fair market leases of signage space from us.

Daryl Roth Productions is also a tenant at our building at 888 Seventh Avenue in New York City pursuant to a lease at market terms. Pursuant to the lease, during 2018, Daryl Roth Productions paid rent of $483,983.

Other Transactions or Relationships Considered in Determining Trustee Independence

Daniel R. Tisch, a Trustee, is also a member of the Board of Trustees of New York University. New York University (or an affiliate thereof) is a tenant at our building at One Park Avenue in New York City. Mr. Tisch was in no way affiliated with such relationship nor does he receive any compensation in connection with such relationship.

64	VORNADO REALTY TRUST	2019 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE

The Audit Committee's purposes are to (i) assist the Board of Trustees (the "Board of Trustees" or the "Board") of Vornado Realty Trust, a Maryland real estate investment trust (the "Company"), in its oversight of (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company's independent registered public accounting firm, and (d) the performance of the Company's independent registered public accounting firm and the Company's internal audit function; and (ii) prepare an Audit Committee report as required by the Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement. The function of the Audit Committee is oversight. The Board of Trustees, in its business judgment and upon the recommendation of the Corporate Governance and Nominating Committee of the Board, has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of the New York Stock Exchange (the "NYSE"), as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Board of Trustees has also determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE and that each of Dr. West, Ms. Puri and Mr. Tisch is an "audit committee financial expert" within the meaning of the rules of the SEC. The Audit Committee operates pursuant to an Audit Committee Charter.

Management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the establishment and effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Deloitte & Touche LLP, is responsible for planning and carrying out a proper audit of the Company's annual financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"), expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles and auditing the effectiveness of internal control over financial reporting.

In performing its oversight role, the Audit Committee has considered and discussed the audited consolidated financial statements with management and Deloitte & Touche LLP. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The Audit Committee has also discussed with the independent registered public accounting firm its independence. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters the firm deems appropriate.

Based on the reports and discussions described in the preceding paragraph and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2018, the Audit Committee recommended to the Board of Trustees that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's consolidated financial statements has been carried out in accordance with the auditing standards of the PCAOB, that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Deloitte & Touche LLP is in fact "independent" or the effectiveness of the Company's internal controls.

DR. RICHARD R. WEST MANDAKINI PURI DANIEL R. TISCH

2019 PROXY STATEMENT	VORNADO REALTY TRUST	65

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, the "Deloitte Entities") have been the Company's independent registered public accounting firm since 1976. The Audit Committee selected Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 as a result of a process by which the Audit Committee and management solicited and received proposals from and met with and interviewed several other independent registered public accounting firms. The Audit Committee initiated this process after consultation with management because it determined that there were possible benefits to be considered with regard to cost, audit firm independence and obtaining a fresh look at the Company's financial accounting and internal controls processes. This process was not related to the quality of services provided by the Deloitte Entities. After consideration of each of the proposals, the Audit Committee retained the Deloitte Entities as the Company's independent registered public accounting firm and has determined to continue that retention for 2019. Among other matters, the Audit Committee concluded that current requirements for audit partner rotation, limitation of services and other regulations affecting the audit engagement process substantially assist in supporting auditor independence. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification. In the event that this selection of an independent registered public accounting firm is not ratified by the affirmative vote of a majority of the votes cast on the proposal, the Audit Committee will review its future selection of an independent registered public accounting firm but will retain all rights of selection.

Even if the selection of the Deloitte Entities is ratified at the Annual Meeting, the Audit Committee, in its discretion, may change the appointment at any time during the year.

We expect that representatives of the Deloitte Entities will be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2018 and 2017, for professional services rendered for the audits of the Company's annual consolidated financial statements included in the Company's Annual Reports on Form 10-K, for the reviews of the consolidated interim financial statements included in the Company's Quarterly Reports on Form 10-Q and reviews of other filings or registration statements under the Securities Act of 1933, as amended, and Securities Exchange Act during those fiscal years were $3,333,000 and $3,249,000, respectively.

Audit-Related Fees

The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2018 and 2017 for professional services rendered that are related to the performance of the audits or reviews of the Company's consolidated financial statements which are not reported above under "Audit Fees" were $1,900,000 and $3,770,000 (including $1,340,000 for work performed in connection with the spin-off of Vornado's Washington D.C. segment), respectively. "Audit-Related Fees" generally include fees for stand-alone audits of subsidiaries and due diligence associated with mergers/acquisitions.

Tax Fees

The aggregate fees billed by the Deloitte Entities for the years ended December 31, 2018 and 2017 for professional services rendered for tax compliance, tax advice and tax planning were $1,444,000 and $992,000, respectively. "Tax Fees" generally include fees for tax consultations regarding return preparation and REIT tax law compliance.

66	VORNADO REALTY TRUST	2019 PROXY STATEMENT

All Other Fees

Other than those described above under "Audit Fees," "Audit-Related Fees" and "Tax Fees," there were no other fees billed by the Deloitte Entities for the years ended December 31, 2018 and 2017.

Pre-approval Policies and Procedures

In May 2003, the Audit Committee established a policy of reviewing and approving engagement letters with the Deloitte Entities for the services described above under "Audit Fees" before the provision of those services commences. For all other services, the Audit Committee has detailed policies and procedures pursuant to which it has pre-approved the use of the Deloitte Entities for specific services for which the Audit Committee has set an aggregate quarterly limit of $250,000 on the amount of other services that the Deloitte Entities can provide the Company. Any services not specified that exceed the quarterly limit, or which would cause the amount of total other services provided by the Deloitte Entities to exceed the quarterly limit, must be approved by the Audit Committee Chairman before the provision of such services commences. The Audit Committee also requires management to provide it with regular quarterly reports of the amount of services provided by the Deloitte Entities. Since the adoption of such policies and procedures, all of such fees were approved by the Audit Committee in accordance therewith.

The Board of Trustees recommends that you vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2019.

The affirmative vote of holders of a majority of the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is required for its approval. Because banks, brokers and other nominees are entitled to vote on this matter in their discretion, if they do not receive instructions from the applicable beneficial owner of Shares, we do not expect there to be significant broker non-votes on this proposal. Abstentions will have no effect on the result of this vote.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	67

PROPOSAL 3: NON-BINDING, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis section appearing earlier in this proxy statement describes our executive compensation program and the compensation decisions made by the Compensation Committee in or for 2018 with respect to our Chief Executive Officer and other officers named in the Summary Compensation Table (whom we refer to as the "Named Executive Officers"). In accordance with the rules and regulations of the SEC, the Board of Trustees is asking shareholders to vote for the following non-binding, advisory resolution:

Advisory Resolution on Executive Compensation

Proposal:    That the shareholders of Vornado Realty Trust (the "Company") approve, by a non-binding, advisory resolution, the compensation of the Company's executive officers named in the Summary Compensation Table, as disclosed in the proxy statement for this Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the tables and the related footnotes and narrative accompanying the tables contained in our "Executive Compensation" section).

Supporting Statement:    In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, our shareholders have the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our Named Executive Officers. At our 2018 Annual Meeting of Shareholders, our shareholders elected, via an affirmative vote of a majority of all votes cast on the matter, to hold such non-binding, advisory votes on executive compensation on an annual basis, and, accordingly, we have elected to continue to annually hold an advisory vote on the compensation of our Named Executive Officers.

Our executive compensation programs are described in detail in this proxy statement in the section titled "Compensation Discussion and Analysis," the accompanying tables and the related narrative disclosure in this Proxy Statement. These programs are designed to attract and retain talented individuals who possess the skills and expertise necessary to lead Vornado and to promote our business objectives while aligning the interests of the Named Executive Officers with our shareholders to enhance positive financial results. The Compensation Committee regularly assesses all elements of the compensation paid to our Named Executive Officers.

We continue to deliver long-term growth to our shareholders, with a TSR of approximately 101.8% for the ten-year period through 2018. We believe the compensation programs for our Named Executive Officers are a key factor in motivating our executives to continue to deliver such results.

The results of this advisory vote are not binding on the Compensation Committee, the Company or our Board of Trustees. Nevertheless, our Board of Trustees values input from our shareholders and will consider carefully the results of this vote when making future decisions concerning executive compensation.

The Board of Trustees unanimously recommends a vote "FOR" the non-binding, advisory resolution on executive compensation.

The affirmative vote of a majority of all the votes cast on this proposal at the Annual Meeting, assuming a quorum is present, is necessary to approve, on an advisory basis, the compensation of our Named Executive Officers. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

68	VORNADO REALTY TRUST	2019 PROXY STATEMENT

PROPOSAL 4: APPROVAL OF THE COMPANY'S 2019 OMNIBUS SHARE PLAN

The Board of Trustees is asking the Company's shareholders to approve the 2019 Omnibus Share Plan of Vornado Realty Trust (the "2019 Omnibus Share Plan" or the "2019 Plan"). The 2019 Omnibus Share Plan is intended to supersede and replace the Company's 2010 Omnibus Share Plan (the "2010 Plan") that is currently in effect. If the 2019 Plan is approved, upon such approval, no additional awards will be made to employees or consultants under the 2010 Plan, but the terms and conditions of any outstanding awards granted under the 2010 Plan will not be affected. If the 2019 Plan is not approved by shareholders, no awards will be made under the 2019 Plan, the 2019 Plan will be null and void in its entirety, and the 2010 Plan will remain in full force and effect with respect to employees and consultants in accordance with its terms and conditions.

Upon recommendation of the Compensation Committee, the Board of Trustees has determined that it is in the best interests of the Company and its shareholders to adopt the 2019 Plan, which was unanimously approved by the Board on March 26, 2019. Including the number of Shares remaining available under the 2010 Plan as of March 18, 2019, which was approximately 1,705,253 Shares, the 2019 Plan provides for the issuance of equity-based awards covering up to 5,500,000 Shares if all awards were full value awards (restricted stock and full value restricted units) and up to 11,000,000 Shares if all awards were not full value awards (awards that require the grantee to pay an exercise or conversion price or otherwise do not deliver the full value of the underlying Share or underlying OP Unit). Awards may not be granted under the 2010 Plan as of the effective date of the 2019 Plan.

The Board of Trustees believes that the maximum of 11,000,000 Shares that would be available for grant under the 2019 Plan would provide sufficient Shares for equity-based compensation needs of the Company from May 2019 through the 2024 annual shareholder meeting. This estimate is based on our recent usage of equity-based awards and growth estimates and is adjusted upward to allow for the potential that performance-based awards may be earned above target goals and for flexibility around the types of equity-based awards that may be used. Actual issuances could be materially different from this estimate.

As of March 18, 2019, approximately 1,705,253 Shares remained available for issuance under the 2010 Plan, which, based on the analysis above and our "burn rate" discussed below, we believe to be sufficient to continue our current grant practices for no more than approximately one year. Additionally, the 2010 Plan is scheduled to expire in 2020. Therefore, if shareholders do not approve the 2019 Plan, our future ability to issue equity-based awards, other than cash-settled awards, will be limited after the 2010 Plan expires. This could have significant negative consequences and could, among other things, inhibit our ability to align employees' interests with those of shareholders through equity-based compensation and impede our ability to attract and retain talent.

Therefore, the Board of Trustees urges you to vote to approve the 2019 Plan.

Features of the 2019 Omnibus Share Plan

•
No Evergreen or Liberal Share Recycling Provisions.  The 2019 Plan does not contain an evergreen provision and authorizes a fixed number of Shares available for grant. Shares tendered by a participant or withheld by the Company in payment of the exercise price or consideration required to be paid, or to satisfy any tax withholding obligation, with respect to an award are not available for future awards.

•
No Discounted Awards or Repricings.  The exercise price per Share of options and stock appreciation rights may not be less than the fair market value of a Share on the grant date and may not be repriced without shareholder approval.

•
Clawback, Equity Ownership and Anti-Hedging Policies.  Awards under the 2019 Plan will be subject to our policies, including our clawback policy, equity ownership guidelines and anti-hedging policy.

•
One-Year Minimum Vesting for All Award Types.  Subject to acceleration of vesting for certain events to the extent permitted under the 2019 Plan, awards are subject to a minimum of one-year vesting with a limited exception that up to five percent of available Shares may be subject to awards without this minimum vesting period.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	69

Burn Rate and Overhang

The Company's historical share usage under its equity compensation plans (sometimes referred to as "burn rate") and the potential dilution of the Company's shareholders that could occur as a result of the Company's equity plans (sometimes referred to as "overhang") are summarized below. As noted above, subject to shareholder approval, awards may not be granted under the 2019 Plan until the day on which the 2010 Plan expires, and any Shares remaining available for issuance under the 2010 Plan on that date will not be available for issuance under the 2019 Plan.

Burn Rate.    The following table sets forth information regarding awards granted and earned, the "burn rate" for each of the last three fiscal years and the average burn rate over the last three years.

		2016	2017	2018	Average

(a)	Time-based restricted stock/units granted(1)	221,059	319,973	275,805	272,279
(b)	Performance-based OPP Units earned in the respective years(2)	254,111	0	0	84,704
(c)	Options /AO LTIP Units granted to employees(1)	42,466	29,867	218,943	97,092

(d)	Net increase in diluted shares due to equity awards (a+b+c)(1)	517,636	349,840	494,748	454,075

(e)	Weighted-average shares outstanding	188,837,000	189,526,000	190,219,000	189,527,333

(f)	Burn rate (e/f)(3)	0.27%	0.18%	0.26%	0.24%
(g)	Adjusted burn rate(4)	0.78%	0.52%	0.55%	0.62%

(1)
Reflects the gross maximum number of Shares underlying awards granted during the respective year.

(2)
Reflects the Out-Performance Plan units ("OPP Units") earned in the respective years.

(3)
Not adjusted for forfeitures, withholding and expirations, which would reduce the burn rate if taken into account.

(4)
Adjusted to reflect the Institutional Shareholder Services "multiplier" counting each full value award (restricted stock and full value restricted units) as three option shares.

Share Overhang.    As commonly calculated, the total potential dilution or "overhang" resulting from the adoption of the 2019 Omnibus Share Plan would be 5.40%, with the incremental overhang from the 2019 Omnibus Share Plan equal to 2.88%. We calculate the overhang as follows, in each case as of March 18, 2019:

(a)	Shares available under the 2019 Omnibus Share Plan	5,500,000
(b)	Shares underlying outstanding awards under the 2010 Omnibus Share Plan and the 2002 Omnibus Share Plan(1)	4,800,900
(c)	Shares remaining available under the 2010 Omnibus Share Plan (upon adoption of the 2019 Omnibus Share Plan)	0
(d)	Total Shares authorized for or outstanding under equity awards (a+b+c)	10,300,900
(e)	Common Shares outstanding	190,743,262
(f)	Overhang (d/e)	5.40%

(1)
Shares underlying outstanding awards include 2,666,868 stock options and AO LTIP Units of which 482,426 are performance-based awards. The weighted average strike price for these awards is $61.23 and the average remaining term is 4.3 years. In addition, there are awards of 2,134,032 shares and units outstanding of which (a) 894,913 are performance-based awards and (b)18,808 of which are awards of restricted units remaining outstanding under the 2002 Omnibus Share Plan.

70	VORNADO REALTY TRUST	2019 PROXY STATEMENT

SUMMARY OF THE 2019 OMNIBUS SHARE PLAN

A copy of the full text of the 2019 Plan is attached as Annex B to this proxy statement and the summary below of the 2019 Plan is qualified in its entirety by reference to the text of the 2019 Plan. For additional information regarding equity-based compensation granted to our Named Executive Officers, see "Compensation Discussion and Analysis."

Purpose

The purpose of the 2019 Plan is to promote the interests of the Company by encouraging its employees and the employees of its subsidiaries, including officers (together, the "Employees"), its non-employee trustees and non-employee directors of its subsidiaries (together, the "Non-Employee Trustees) and certain non-employee advisors and consultants that provide bona fide services to the Company or its subsidiaries (together, the "Consultants") to acquire an ownership position in the Company, enhancing its ability to attract and retain Employees, Non-Employee Trustees and Consultants of outstanding ability and providing such Employees, Non-Employee Trustees and Consultants with a way to acquire or increase their proprietary interest in the Company's success and to further align the interests of Employees, Non-Employee Trustees and Consultants with shareholders.

Overview

Under the 2019 Plan, eligible participants may be granted awards of stock options, stock appreciation rights, performance shares, restricted stock, other stock-based awards (including the grant or offer for sale of unrestricted Shares) and limited partnership units ("OP Units") of Vornado Realty L.P. (or any successor entity), the entity through which the Company conducts substantially all its business (including appreciation-only OP Units). Awards of performance shares, restricted stock and other stock-based awards may provide the holder with dividends or dividend equivalents and voting rights prior to vesting. If dividends or dividend equivalents are granted, dividend and dividend equivalents will be paid to the holder at the same time as the Company pays dividends to holders of the Company's Shares but not less than annually. Notwithstanding the foregoing, a holder's right to dividends and dividend equivalent payments in the case of an award that is subject to performance-based conditions will be treated as unvested so long as the performance conditions have not been met, and any such dividend equivalent payments that would otherwise have been paid during the performance period will instead be accumulated and paid within 30 days following the date on which such award is determined by the Company to have been earned.

Shares Available for Grant under the 2019 Plan

Subject to adjustment as described below, awards may be granted under the 2019 Plan with respect to a maximum of 5,500,000 Share Equivalents (as defined below), which, in accordance with the share counting provisions of the 2019 Plan, would result in the issuance of up to a maximum of 5,500,000 Shares if all awards granted under the 2019 Plan were Full Value Awards (as defined below) and 11,000,000 Shares if all of the awards granted under the 2019 Plan were Not Full Value Awards (as defined below) (which includes 1,705,253 Shares remaining under the 2010 Plan on March 18, 2019). "Share Equivalents" are the measuring unit for determining the number of Shares that may be subject to awards.

The 2019 Plan is commonly referred to as a fungible unit plan. Restricted shares, restricted units or other securities that have a value equivalent to a full Share are referred to as "Full Value Awards." Securities such as options, appreciation-only OP Units or stock appreciation rights that require the grantee to pay an exercise or conversion price or otherwise do not deliver the full value of the underlying Share or underlying OP Unit due to the deduction of a strike price are referred to as "Not Full Value Awards." When a grant is made under the 2019 Plan, we will reduce the number of Share Equivalents available under the 2019 Plan (1) one Share Equivalent for each Share awarded pursuant to an award that is a Full Value Award and (2) one-half a Share Equivalent for each Share awarded pursuant to an award that is a Not Full Value Award. This means, for instance, if we were to award only restricted shares under the 2019 Plan, we could award 5,500,000 restricted shares. On the other hand, if we were to award only options under the 2019 Plan, we could award options to purchase 11,000,000 Shares (at the applicable exercise price). We also could issue any combination of the foregoing (or of other securities available under the 2019 Plan) with the reductions in availability to be made in accordance with the foregoing ratios.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	71

If any award granted under the 2019 Plan expires or is forfeited, terminated or cancelled, or is paid in cash in lieu of Shares, then the Shares underlying any such award will again become available for grant under the 2019 Plan in an amount equal to one Share Equivalent for each Share that is subject to a Full Value Award and by one-half Share Equivalent for each Share that is subject to an award that is a Not Full Value Award, in each case, at the time such award expires or is forfeited, terminated or cancelled. Awards that are settled in cash do not affect the number of Share Equivalents available for awards under the 2019 Plan to the extent paid or settled in cash.

The number of Share Equivalents available under the 2019 Plan will be reduced (1) upon the exercise of a stock option, appreciation-only OP Unit or a stock appreciation right by one-half of the gross number of Shares for which the award is exercised even if the award is exercised by means of a net-settlement exercise procedure or if Shares are withheld to satisfy any tax withholding obligation and (2) by one Share for each Share withheld to satisfy any tax withholding obligation with respect to any Full Value Award. Awards issued or assumed under the 2019 Plan in connection with any merger, consolidation, acquisition of property or stock, reorganization or similar transaction will not count against the number of Share Equivalents that may be granted under the 2019 Plan.

No more than 11,000,000 Shares (subject to adjustment as described below) may be issued upon the exercise of "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code) granted under the 2019 Plan.

Shares issued under the 2019 Plan would be authorized and unissued Shares. The fair market value of one Share on March 18, 2019 was $67.31 per Share (the average of the high and low market price on the New York Stock Exchange on that date).

Estimate of Benefits

Because awards under the 2019 Plan are made on a discretionary basis by the Board or Compensation Committee, it is not possible to determine the benefits that will be received by our executive officers and other key employees. Information on our most recent equity awards is set forth under "Compensation Discussion and Analysis," "Executive Compensation" and under "New Plan Benefits."

Adjustment of and Changes in Shares

In the event of any change in the outstanding Shares by reason of any share dividend or split, reverse split, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to shareholders other than regular cash dividends, the Compensation Committee will make such substitution or adjustment, if any, as it deems equitable to the number of Share Equivalents for which awards may be granted under the 2019 Plan or the number or kind of Shares or other securities issued or reserved for issuance pursuant to outstanding awards and the number of Shares that can be issued through incentive stock options.

Administration

The 2019 Plan will be administered and interpreted by the Compensation Committee. The Compensation Committee is authorized to select Employees, Non-Employee Trustees and Consultants to receive awards, determine the type of awards to be made, determine the number of equity-based securities subject to any award and the other terms and conditions of such awards. Our Board of Trustees, in its sole discretion, also may grant awards or administer the 2019 Plan.

Eligibility

All Employees, Non-Employee Trustees and Consultants are eligible to receive awards under the 2019 Plan, as determined by the Compensation Committee. As of December 31, 2018, 693 Employees, 18 Non-Employee Trustees (including nine non-employee directors of the Company's subsidiaries) and six Consultants would have been eligible to participate in and receive awards under the 2019 Plan, if it had been adopted and effective at such time.

72	VORNADO REALTY TRUST	2019 PROXY STATEMENT

Transfer Restrictions

Awards are not assignable or transferable except by will or the laws of descent and distribution and no right or interest of any holder may be subject to any lien, obligation or liability of the holder. The Compensation Committee may determine, at the time of grant or thereafter, that an award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Internal Revenue Code) is transferable by a holder to such holder's immediate family members (or trusts, partnerships or limited liability companies established for such immediate family members).

Clawback/Recoupment

Awards granted under the 2019 Plan will be subject to the requirement that the awards be forfeited or repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback or recapture policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

Term; Amendment and Termination

The 2019 Plan has a term through May 16, 2029, but any award granted prior to such date, and the Compensation Committee's authority to administer the terms of such awards, will remain in effect until the award is settled or lapses. The 2019 Plan will be effective, subject to its approval by the shareholders, as of the date of the approval by the requisite number of shareholders of the Trust at the 2019 Annual Meeting. The Compensation Committee may amend or terminate the 2019 Plan or any portion of the 2019 Plan at any time, except that no amendment may be made without shareholder approval if such amendment (i) would increase the maximum aggregate number of Shares that may be issued under the 2019 Plan, (ii) would materially expand the class of service providers eligible to participate in the 2019 Plan, (iii) would result in a material increase in the benefits accrued to participants under the 2019 Plan, (iv) would reduce the exercise or conversion price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise or conversion price that is less than the exercise or conversion price of the original stock options or stock appreciation rights or (v) requires shareholder approval to comply with any applicable laws, regulations or rules, including the rules of a securities exchange or self-regulatory agency. If there is a change in applicable tax law such that OP Units become taxable to the holder of such OP Units as ordinary income, the Operating Partnership, at any time in the sole discretion of the Company or the general partner of the Operating Partnership, may cause the OP Units to be restructured and/or substituted for other awards in a way that permits a tax deduction to the Operating Partnership or the Company while preserving substantially similar pre-tax economics to the holder of such OP Units.

Types of Awards

Operating Partnership Units

OP Units are valued by reference to the value of the underlying Shares to which such award relates. The employment conditions, the length of the period for vesting and other applicable conditions and restrictions of OP Unit awards, including computation of financial metrics and/or achievement of pre-established performance goals, are established by the Compensation Committee. Such OP Unit awards may provide the holder with dividend-equivalent rights prior to vesting.

Appreciation-Only OP Units (or AO LTIP Units).

"AO LTIP Units" are a class of OP Units that are intended to produce for holders a substantially similar non-tax economic effect as that of options. Each AO LTIP Unit is potentially convertible into Class A OP Units (each one of which is ultimately redeemable for one Share or cash at the option of the Company). Each AO LTIP Unit will be issued under the 2019 Plan and may be convertible for up to a period of 10 years from the date of grant. The employment conditions, the length of the period for vesting and other applicable conditions and restrictions of AO LTIP Unit awards, including computation of financial metrics and/or achievement of pre-established performance

2019 PROXY STATEMENT	VORNADO REALTY TRUST	73

goals, are established by the Compensation Committee. On the date of grant, each AO LTIP Unit is awarded with a specified conversion price. That conversion price will never be lower (and may be significantly higher) than the price for one Share on the date of grant. Each AO LTIP Unit, on conversion, will be converted into such number of Class A OP Units that has a value equal to the excess of the closing price per Share on the date of conversion on the New York Stock Exchange over the specified conversion price. After a required two-year holding period, those Class A OP Units, in turn, may be redeemable for Shares. Such AO LTIP Unit awards may provide the holder with dividend-equivalent rights prior to vesting.

Stock Options

Stock options entitle the holder to purchase the Company's Shares at a per Share price determined by the Compensation Committee, which in no event may be less than the fair market value of the Shares on the date of grant. Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code or "non-qualified" stock options.

Stock options are exercisable for such period as is determined by the Compensation Committee, but in no event may options be exercisable after 10 years from the date of grant. The option price for Shares purchased upon the exercise of an option must be paid in full at the time of exercise and may be paid in cash, by tender of Shares, by such other consideration as the Compensation Committee deems appropriate or by a combination of cash, Shares and such other consideration. Like the 2010 Plan, the 2019 Plan does not provide for the grant of "reload stock options" (meaning, if a grantee were to pay the applicable exercise in Shares already owned, the grantee would automatically be granted a new option in the amount of the surrendered Shares).

Stock Appreciation Rights

Stock appreciation rights entitle the holder to receive from the Company an amount equal to the amount by which the fair market value of a Share on the date of exercise exceeds the grant price. The Compensation Committee will establish the grant price, which may not be less than the fair market value of the Shares on the date of grant and the term, which will not be more than 10 years from the date of grant. Stock appreciation rights may be granted in tandem with a stock option or in addition to a stock option or may be freestanding and unrelated to a stock option. The Compensation Committee is authorized to determine whether a stock appreciation right will be settled in cash, Shares or a combination thereof. Stock appreciation rights settled in cash will not reduce the number of Shares issuable under the 2019 Plan.

Performance Shares

Performance share awards consist of a grant of actual Shares or Share units having a value equal to an identical number of the Company's Shares in amounts determined by the Compensation Committee at the time of grant. Performance share awards consisting of actual Shares entitle the holder to receive Shares in an amount based upon performance conditions of the Company over a performance period as determined by the Compensation Committee at the time of grant. Such performance share awards may provide the holder with dividends and voting rights prior to vesting, subject to dividend accumulation until vested as described above. Performance share awards consisting of Share units entitle the holder to receive the value of such units in cash, Shares or a combination thereof based upon performance conditions and over a performance period as determined by the Compensation Committee at the time of grant.

Restricted Shares

Restricted share awards consist of a grant of actual Shares or Share units having a value equal to an identical number of Shares of the Company. Restricted share awards consisting of actual Shares entitle the holder to receive Shares of the Company. Such restricted share awards may provide the holder with dividends and voting rights prior to vesting. Restricted share awards consisting of Share units entitle the holder to receive the value of such units in cash, Shares or a combination thereof as determined by the Compensation Committee and may provide the holder with dividends. The employment or other conditions and the length of the period for vesting of restricted share awards are established by the Compensation Committee at the time of grant.

74	VORNADO REALTY TRUST	2019 PROXY STATEMENT

Other Stock-Based Awards

Other types of equity-based or equity-related awards, including the grant or offer for sale of unrestricted Shares, may be granted under such terms and conditions as may be determined by the Compensation Committee.

Vesting

The Compensation Committee will determine the time or times at which awards become vested, unrestricted or may be exercised, subject to the following limitations. Subject to accelerated vesting upon certain events that may be specified in an award agreement, including upon an involuntary termination of employment or service, the occurrence of a change in control or a grantee's retirement, disability, hardship or death, (i) awards that are not Full Value Awards will not vest or be exercisable earlier than the first anniversary of the date on which such award is granted, (ii) time-based vesting awards of Full Value Awards will be subject to a minimum one-year vesting period and (iii) performance-based vesting awards of Full Value Awards will have a performance period that ends no earlier than the first anniversary of the commencement of the period over which performance is evaluated. Notwithstanding the foregoing, a maximum of 5% of the maximum aggregate number of Share Equivalents available under the 2019 Plan in respect of awards can be subject to awards without regard to the minimum vesting limits in the preceding sentence.

Change in Control

In the event of a change in control (as defined in the 2019 Plan), the Compensation Committee may take one or more of the following actions with respect to outstanding awards, in its sole discretion: (i) settle awards for an amount of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value of such awards; (ii) provide for the assumption of or the issuance of substitute awards; (iii) modify the terms of such awards to add events, conditions or circumstances upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied or provide for the performance conditions to continue (in accordance with their terms or as adjusted by the Compensation Committee) after the change in control or (v) provide that for a period of at least 20 days prior to the change in control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the change in control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the change in control) and that any stock options or stock appreciation rights not exercised prior to the consummation of the change in control will terminate.

Material U.S. Federal Income Tax Consequences of Awards

Below is a brief summary of the principal U.S. federal income tax consequences of awards under the 2019 Plan under current law. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income, withholding and payroll tax matters, and other tax consequences. The specific tax consequences to a participant will depend on that participant's individual circumstances.

Incentive Stock Options.    Upon the grant or exercise of an incentive stock option, no income will be recognized by the optionee for federal income tax purposes, and the Company will not be entitled to any deduction. If the Shares acquired upon exercise are not disposed of within the one-year period beginning on the date of the transfer of the Shares to the optionee, nor within the two-year period beginning on the date of the grant of the option, any gain or loss realized by the optionee upon the disposition of such Shares will be taxed as long-term capital gain or loss. In such event, no deduction will be allowed to the Company. If such Shares are disposed of within the periods referred to above, the excess of the fair market value of the Shares on the date of exercise (or, if less, the fair market value on the date of disposition) over the exercise price will be taxable as ordinary income to the optionee at the time of disposition, and the Company will be entitled to a corresponding deduction. The amount by which the fair market value of the Shares at the time of exercise of an incentive stock option exceeds the option price will constitute an item of tax preference that could subject the optionee to the alternative minimum tax. Whether the optionee will be subject to such tax depends on the facts and circumstances applicable to the individual.

Non-Qualified Stock Options.    Upon the grant of a non-qualified stock option, no income will be realized by the optionee, and the Company will not be entitled to any deduction. Upon the exercise of such an option, the amount

2019 PROXY STATEMENT	VORNADO REALTY TRUST	75

by which the fair market value of the Shares at the time of exercise exceeds the exercise price will be taxed as ordinary income to the optionee, and the Company will be entitled to a corresponding deduction. All option grants to Non-Employee Trustees and Consultants are treated as non-qualified options for federal income tax purposes.

Stock Appreciation Rights.    Upon the grant of a stock appreciation right, no taxable income will be realized by the holder, and the Company will not be entitled to any tax deduction. Upon the exercise of a stock appreciation right, the amount by which the fair market value of the Shares at the time of exercise exceeds the grant price will be taxed as ordinary income to the holder, and the Company will be entitled to a corresponding deduction.

Performance Shares and Restricted Shares.    A participant will not be subject to tax upon the grant of a restricted share unit, or upon the grant of actual restricted Shares, unless such participant makes the election referred to below with respect to restricted Shares. Upon the vesting date (the date of lapse of the applicable forfeiture conditions or transfer restrictions, in the case of Share awards and, in the case of unit awards, the date of vesting and distribution of the Shares and/or cash underlying the units), the participant will recognize ordinary income equal to the fair market value of the Shares and/or cash received (less any amount such participant may have paid for the Shares), and the Company generally will be entitled to a deduction equal to the amount of income recognized by such participant. In the case of an award of actual restricted Shares, if any dividends are paid on such common shares prior to the vesting date, they will be includible in a participant's income during the restricted period as additional compensation (and not as dividend income).

A participant may elect to recognize immediately, as ordinary income, the fair market value of restricted Shares (less any amount paid for the Shares) on the date of grant, without regard to applicable forfeiture conditions and transfer restrictions. This election is referred to as a Section 83(b) election. If a participant makes this election, the holding period will begin the day after the date of grant, dividends paid on the Shares will be subject to the normal rules regarding distributions on stock and no additional income will be recognized by such participant upon the vesting date. However, if a participant forfeits the restricted Shares before the vesting date, no deduction or capital loss will be available to that participant (even though the participant previously recognized income with respect to such forfeited Shares). In the event that the Shares are forfeited by such participant, the Company generally will include in its income the amount of its original deduction.

OP Units.    OP Unit awards (including AO LTIP Unit awards) are intended to be structured to qualify as "profits interests" for federal income tax purposes, meaning that, under current law, no income will be recognized by the recipient upon grant or vesting, and the Company will not be entitled to any deduction. If OP Units are not disposed of within the three-year period beginning on the date of grant of the OP Unit award, any gain realized by the recipient upon disposition will be taxed as long-term capital gain (assuming the applicable tax elections are made by the grantee in connection with the grant of the award).

Disposition of Shares.    Unless stated otherwise above, upon the subsequent disposition of Shares acquired under any of the preceding awards, the participant will recognize capital gain or loss based upon the difference between the amount realized on such disposition and the participant's basis in the Shares, and such amount will be long term capital gain or loss if such Shares were held for more than 12 months.

Additional Medicare Tax.    Participants are subject to a 3.8% tax on the lesser of (i) the participant's "net investment income" for the relevant taxable year and (ii) the excess of the participant's modified adjusted gross income for the taxable year over a certain threshold (between $125,000 and $250,000, depending on the participant's circumstances). A participant's net investment income generally includes dividend income and net gains from the disposition of Shares. Participants are urged to consult their tax advisors regarding the applicability of this Medicare tax to their income and gains in respect of their investment in Shares.

Section 409A.    If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Non-Employee Trustees.    The discussion above generally applies to awards to Non-Employee Trustees; provided that Non-Employee Trustees are not eligible to receive grants of incentive stock options, and any amounts taxable to Non-Employee Trustees in respect of awards are not subject to FICA taxation (but may instead be subject to certain

76	VORNADO REALTY TRUST	2019 PROXY STATEMENT

self-employment taxes). Generally, cash-based awards, including retainers and fees, will be taxable to the recipient as ordinary income at the time paid.

New Plan Benefits

No awards will be granted under the 2019 Plan prior to its approval by our shareholders. Awards under the 2019 Plan will be granted at the discretion of the Compensation Committee. As a result, it is not possible to determine the number or type of awards that will be granted to any person under the 2019 Plan. The awards granted in 2019 (for 2018 performance) under the 2010 Plan, which would not have changed if the 2019 Plan had been in place instead of the 2010 Plan, are set forth in the table below.

	2010 Omnibus Share Plan

Name and Position	Dollar Value ($)(1)	Number of Shares and Units

Steven Roth	10,878,261	360,615
Joseph Macnow	3,081,730	92,166
David R. Greenbaum	5,328,528	152,610
Michael J. Franco	3,547,965	115,603
Current executive officers as a group (includes NEOs)	22,836,484	720,994
Current Non-Employee Trustees as a group	1,198,920	21,024
Employees other than executive officers as a group	8,013,559	301,221

(1)
Dollar value reflects the Grant Date Fair Value of all awards granted in 2019 (for 2018 performance) for persons other than Trustees. For Trustees, the dollar value reflects the Grant Date Fair Value of awards made in 2018. No awards have yet been made to Trustees in 2019.

The Board of Trustees unanimously recommends a vote "FOR" the approval of the Company's 2019 Omnibus Share Plan.

Unless you direct otherwise in your proxy, proxies will be voted for the proposal. The affirmative vote of holders of the majority of the votes cast on the proposal is required for approval of the 2019 Omnibus Share Plan. For purposes of the vote on this proposal, abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect on the outcome of the proposal.

INCORPORATION BY REFERENCE

To the extent this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act, the sections entitled "Compensation Committee Report on Executive Compensation" and "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) will not be deemed incorporated unless provided otherwise in such filing.

ADDITIONAL MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought, before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of each of the individuals named in the accompanying proxy to vote said proxy in accordance with his or her discretion on such matters.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	77

PROXY AUTHORIZATION VIA THE INTERNET OR BY TELEPHONE

We have established procedures by which shareholders may authorize their proxies via the Internet or by telephone. You may also authorize your proxy by mail. Please see the proxy card or voting instruction form accompanying this proxy statement for specific instructions on how to authorize your proxy by any of these methods.

Proxies authorized via the Internet or by telephone must be received by 11:59 P.M., New York City time, on Wednesday, May 15, 2019. Authorizing your proxy via the Internet or by telephone will not affect your right to revoke your proxy should you decide to do so.

The Internet and telephone proxy authorization procedures are designed to authenticate shareholders' identities, to allow shareholders to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. The Company has been advised that the Internet and telephone proxy authorization procedures that have been made available are consistent with the requirements of applicable law. Shareholders authorizing their proxies via the Internet or by telephone should understand that there may be costs associated with voting in these manners, such as charges for Internet access providers and telephone companies that must be borne by the shareholder.

ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS AND SHAREHOLDER PROPOSALS

The Bylaws of the Company currently provide that in order for a shareholder to nominate a candidate for election as a Trustee at an Annual Meeting of Shareholders outside of the proxy access provision in the Bylaws described below or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 120 days nor less than 90 days prior to the first anniversary of the preceding year's Annual Meeting and must include certain information specified in the Bylaws. As a result, any notice given by or on behalf of a shareholder pursuant to the provisions of our current Bylaws (other than the proxy access provision) must comply with the requirements of the Bylaws and must be delivered to the Secretary of the Company at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, not earlier than January 17, 2020 and not later than the close of business on February 16, 2020.

Shareholders who wish to submit a "proxy access" nomination for inclusion in our proxy statement in connection with our 2020 Annual Meeting of Shareholders must submit a written notice in compliance with the procedures and along with the other information required by our Bylaws to the Secretary of the Company at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, not earlier than November 7, 2019 and not later than the close of business on December 7, 2019.

78	VORNADO REALTY TRUST	2019 PROXY STATEMENT

The Board of Trustees may amend the Bylaws from time to time.

Shareholders interested in presenting a proposal for inclusion in the proxy statement for the Company's Annual Meeting of Shareholders in 2020 may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received at the principal executive office of the Company, 888 Seventh Avenue, New York, New York 10019, Attention: Secretary, not later than December 7, 2019.

By Order of the Board of Trustees,
Alan J. Rice Secretary
New York, New York April 5, 2019

It is important that proxies be returned promptly. Please authorize your proxy over the Internet, by telephone or by requesting, executing and returning a proxy card or voting instruction form.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	79

ANNEX A

VORNADO REALTY TRUST
RECONCILIATION OF NON-GAAP METRICS

Below is a reconciliation of net income to NOI at share and NOI at share—cash basis for year ended December 31, 2018 and 2017.

	For the Year Ended December 31,
(Amounts in thousands)	2018	2017
Net income	$422,603	$264,128
Deduct:
Income from partially owned entities	(9,149)	(15,200)
Loss (income) from real estate fund investments	89,231	(3,240)
Interest and other investment income, net	(17,057)	(30,861)
Net gains on disposition of wholly owned and partially owned assets	(246,031)	(501)
Purchase price fair value adjustment	(44,060)	—
(Income) loss from discontinued operations	(638)	13,228
NOI attributable to noncontrolling interests in consolidated subsidiaries	(71,186)	(65,311)
Add:
Depreciation and amortization expense	446,570	429,389
General and administrative expense	141,871	150,782
Transaction related costs, impairment loss and other	31,320	1,776
Our share of NOI from partially owned entities	253,564	269,164
Interest and debt expense	347,949	345,654
Income tax expense	37,633	42,375

NOI at share	1,382,620	1,401,383
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(44,704)	(86,842)

NOI at share—cash basis	$1,337,916	$1,314,541

NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an operating partnership (Vornado Realty L.P.) basis which is before allocation to the noncontrolling interest of the operating partnership.

80	VORNADO REALTY TRUST	2019 PROXY STATEMENT

The following table reconciles net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions:

	For the Year Ended December 31,
(Amounts in thousands, except per share amounts)	2018	2017
Net income attributable to common shareholders	$384,832	$162,017

Per diluted share	$2.01	$0.85

FFO adjustments:
Depreciation and amortization of real property	$413,091	$467,966
Net gains on sale of real estate	(158,138)	(3,797)
Real estate impairment losses	12,000	—
Decrease in fair value of marketable securities	26,453	—
After-tax purchase price fair value adjustment on depreciable real estate	(27,289)	—
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	101,591	137,000
Net gains on sale of real estate	(3,998)	(17,777)
Real estate impairment losses	—	7,692
Decrease in fair value of marketable securities	3,882	—

	367,592	591,084
Noncontrolling interests' share of above adjustments	(22,746)	(36,420)

FFO adjustments, net	$344,846	$554,664

FFO attributable to common shareholders (non-GAAP)	$729,678	$716,681
Convertible preferred share dividends	62	77
Earnings allocated to Out-Performance Plan units	—	1,047

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$729,740	$717,805

Per diluted share (non-GAAP)	$3.82	$3.75

2019 PROXY STATEMENT	VORNADO REALTY TRUST	81

The following table reconciles our FFO attributable to common shareholders plus assumed conversions (non-GAAP) to FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP):

	For the Year Ended December 31,
(Amounts in thousands, except per share amounts)	2018	2017
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$729,740	$717,805

Per diluted share (non-GAAP)	$3.82	$3.75

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 Central Park South condominium units	$(67,336)	$—
Our share of FFO from real estate fund investments (excluding our $4,252 share of One Park Avenue potential additional transfer taxes)	23,749	10,804
FFO from discontinued operations and sold properties (primarily related to JBG SMITH Properties operating results and transaction costs through July 17, 2017 spin-off and 666 Fifth Avenue Office Condominium operations through August 3, 2018 sale)	(2,834)	(73,240)
Tax expense related to the reduction of our taxable REIT subsidiaries deferred tax assets	—	34,800
Our share of potential additional New York City transfer taxes based on a Tax Tribunal interpretation which Vornado is appealing	23,503	—
Preferred share issuance costs	14,486	—
Net gain on the repayment of our loan investment in 666 Fifth Avenue Office Condominium	(7,308)	—
Impairment loss on investment in PREIT	—	44,465
Net gain resulting from UE operating partnership unit issuances	—	(21,100)
Net gain on repayment of our Suffolk Downs JV debt investments	—	(11,373)
Other	4,033	10,328

	(11,707)	(5,316)
Noncontrolling interests' share of above adjustments	727	534

Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$(10,980)	$(4,782)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$718,760	$713,023

Per diluted share (non-GAAP)	$3.76	$3.73

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("Nareit"). Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies. In addition to FFO, we also disclose FFO, as adjusted. Although this non-GAAP measure clearly differs from Nareit's definition of FFO, we believe it provides a meaningful presentation of operating performance.

82	VORNADO REALTY TRUST	2019 PROXY STATEMENT

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2019 PROXY STATEMENT	VORNADO REALTY TRUST	83

ANNEX B

2019 OMNIBUS SHARE PLAN

Vornado Realty Trust
2019 Omnibus Share Plan
(If approved by shareholders on May 16, 2019)

84	VORNADO REALTY TRUST	2019 PROXY STATEMENT

1.	Purpose	85
2.	Shares Available for Awards	85
3.	Administration	86
4.	Eligibility	86
5.	Awards	87
6.	Operating Partnership Units	87
7.	Stock Options	88
8.	Stock Appreciation Rights	88
9.	Performance Shares	89
10.	Restricted Stock	89
11.	Other Stock-Based Awards	89
12.	Award Agreements	89
13.	Change in Control	89
14.	Clawback/Forfeiture	91
15.	Withholding	91
16.	Nontransferability	91
17.	No Right to Employment	91
18.	Adjustment of and Changes in Shares	91
19.	Amendment; Termination	92
20.	Section 409A	92
21.	Governing Law	93
22.	Effective Date	93

2019 PROXY STATEMENT	VORNADO REALTY TRUST	85

1.
Purpose

                The purpose of the 2019 Omnibus Share Plan of Vornado Realty Trust, as amended from time to time (the "Plan"), is to promote the interests of Vornado Realty Trust (the "Trust"), including its growth and performance, by encouraging employees of the Trust and its subsidiaries, including officers (together, the "Employees"), its non-employee trustees of the Trust and non-employee directors of its subsidiaries (together, the "Non-Employee Trustees") and certain non-employee advisors and consultants that provide bona fide services to the Trust or its subsidiaries (together, the "Consultants") to acquire an ownership position in the Trust, enhancing the ability of the Trust and its subsidiaries to attract and retain Employees, Non-Employee Trustees and Consultants of outstanding ability, and providing Employees, Non-Employee Trustees and Consultants with a way to acquire or increase their proprietary interest in the Trust's success and to further align the interests of the Employees, Non-Employee Trustees and Consultants with shareholders of the Trust. Each of the terms set forth in the Appendix is defined in the Section of the Plan set forth opposite such term.

                The Plan replaces the 2010 Omnibus Share Plan of Vornado Realty Trust, as amended (the "Predecessor Plan"), for awards granted on or after the Effective Date (as defined in Section 22). Awards may not be granted under the Predecessor Plan beginning on the Effective Date, but the adoption and effectiveness of the Plan will not affect the terms or conditions of any outstanding grants under the Predecessor Plan prior to the Effective Date.

2.
Shares Available for Awards

                Subject to the provisions of this Section 2 or any adjustment as provided in Section 18, awards may be granted under the Plan with respect to 5,500,000 Share Equivalents (as defined below), which, in accordance with the share counting provisions of this Section 2, would result in the issuance of up to a maximum of 5,500,000 common shares, par value $0.04, of beneficial interest in the Trust (the "Shares") if all awards granted under the Plan were Full Value Awards (as defined below) and 11,000,000 Shares if all awards granted under the Plan were not Full Value Awards (which includes the number of Shares remaining under the Predecessor Plan as of March 18, 2019). The Shares issued under the Plan may be authorized and unissued Shares or treasury Shares, as the Trust may from time to time determine. Any Shares that are subject to awards that are not Full Value Awards shall be counted against the number of Share Equivalents available for the grant of awards under the Plan, as set forth in the first sentence of this Section 2, as one-half Share Equivalent for every Share granted pursuant to an award; any Shares that are subject to awards that are Full Value Awards shall be counted as one Share Equivalent for every Share granted pursuant to an award.

                "Share Equivalent" shall be the measuring unit for purposes of the Plan to determine the number of Shares that may be subject to awards hereunder, which number of Shares shall not in any event exceed 11,000,000, subject to the provisions of this Section 2 or any adjustment as provided in Section 18. "Full Value Award" means an award under the Plan other than a stock option, stock appreciation right or other award that does not deliver on the grant date of such award the full value of the underlying Shares or underlying OP Units. "OP Units" are undivided fractional limited partnership interests in Vornado Realty L.P. (together with any successor entity, the "Operating Partnership"), of one or more classes established pursuant to the Operating Partnership's agreement of limited partnership, as amended from time to time. The Operating Partnership is a Delaware limited partnership, the entity through which the Trust conducts its business and an entity that has elected to be treated as a partnership for federal income tax purposes.

                The Compensation Committee (the "Committee") of the Board of Trustees of the Trust (the "Board of Trustees") may, without affecting the number of Share Equivalents available pursuant to this Section 2, authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock, reorganization or similar transaction upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A of the Code ("Section 409A") and any other applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code").

                Shares subject to an award granted under the Plan that expires unexercised, that is forfeited, terminated or cancelled, in whole or in part, or is paid in cash in lieu of Shares, shall thereafter again be available for grant under the Plan; provided, however, that the number of Share Equivalents that shall again be available for the grant under the Plan shall be increased by one Share Equivalent for each Share that is subject to a Full Value Award at the time

86	VORNADO REALTY TRUST	2019 PROXY STATEMENT

such Full Value Award expires or is forfeited, terminated or cancelled and by one-half Share Equivalent for each Share that is subject to an award that is not a Full Value Award at the time such award expires or is forfeited, terminated or cancelled. Awards that use Shares as a reference but that are paid or settled in whole or in part in cash shall not affect the number of Share Equivalents available under the Plan pursuant to this Section 2 to the extent paid or settled in cash. The number of Share Equivalents available for the purpose of awards under the Plan shall be reduced by (i) one-half of the gross number of Shares for which stock options or stock appreciation rights are exercised, regardless of whether any of the Shares underlying such awards are not actually issued as the result of a net settlement or to satisfy any tax withholding obligation and (ii) one Share for each Share withheld to satisfy any tax withholding obligation with respect to any Full Value Award, as described further in Section 15.

                The maximum aggregate number of Share Equivalents that may be granted under the Plan, as set forth in this Section 2, shall be cumulatively increased from time to time by the number of Shares subject to, or acquired pursuant to, that portion of any award granted under the Predecessor Plan and outstanding as of the Effective Date that, on or after the Effective Date, expires unexercised, that is forfeited, terminated or cancelled, in whole or in part, or is paid in cash in lieu of Shares; provided, however, that the number of Share Equivalents that shall again be available for grant under the Plan shall be increased by one-half Share Equivalent for each Share that is subject to an award granted under the Predecessor Plan that would not have been a Full Value Award if granted under the Plan at the time such award expires or is forfeited, terminated or cancelled.

                The maximum aggregate number of Shares that may be issued under the Plan pursuant to the exercise of incentive stock options within the meaning of Section 422 of the Code shall not exceed 11,000,000 Shares (as adjusted pursuant to the provisions of Section 18).

3.
Administration

                The Plan shall be administered by the Committee. Notwithstanding anything to the contrary contained herein, the Board of Trustees may, in its sole discretion, at any time and from time to time, grant awards or administer the Plan. In any such case, the Board of Trustees will have all of the authority and responsibility granted to the Committee herein.

                Subject to the provisions of the Plan, the Committee shall select the Employees, Non-Employee Trustees and Consultants who will be participants in the Plan (together, the "Participants"). The Committee shall (i) determine the type of awards to be made to Participants, determine the Shares or share units subject to awards, and (ii) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan, based on, among other things, information made available to the Committee by the management of the Trust. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in its administration of the Plan, as described herein, shall be final and conclusive.

                The Committee's determinations under the Plan and awards need not be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee will be entitled, among other things, to make non-uniform and selective determinations under award agreements and to enter into non-uniform and selective award agreements, as to (a) the persons to receive awards and (b) the provisions of awards.

4.
Eligibility

                All Employees, Non-Employee Trustees and Consultants, in each case as determined by the Committee, are eligible to be Participants in the Plan.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	87

5.
Awards

                Awards under the Plan may consist of the following: stock options (either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options), stock appreciation rights, performance shares, grants of restricted stock and other-stock based awards, including OP Units. Awards of performance shares, restricted stock or share units and other-stock based awards may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions). Unless the Committee otherwise specifies in the award agreement, if dividends or dividend equivalent rights are granted, (x) dividends and dividend equivalents shall be paid in respect of any award that is not subject to performance vesting conditions to the Participant at the same time as the Trust pays dividends to common shareholders (even if the Shares subject to the underlying award are held by the Trust) but not less than annually and not later than the fifteenth day of the third month following the end of the calendar year in which the dividends or dividend equivalents are credited (or, if later, the fifteenth day of the third month following the end of the calendar year in which the dividends or dividend equivalents are no longer subject to a "substantial risk of forfeiture" within the meaning of Section 409A and (y) dividend and dividend equivalent payments in the case of an award that is subject to performance vesting conditions shall be treated as unvested so long as such award remains unvested, and any such dividend and dividend equivalent payments that would otherwise have been paid during the vesting period shall instead be accumulated (and, if paid in cash, reinvested in additional Shares based on the Surrender Value of the Shares on the date of reinvestment) and paid within 30 days following the date on which such award is determined by the Committee to have satisfied such performance vesting conditions. "Surrender Value" means, with respect to a Share, the closing price reported for the Shares on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Section 409A, unless determined as otherwise specified herein.

                Notwithstanding any other provision of the Plan to the contrary and except for acceleration in the event of the Participant's involuntary termination, retirement, death, disability or hardship (as determined by the Committee) or upon a Change in Control (as defined in Section 13), (1) Full Value Awards (a) that vest on the basis of the Participant's continued employment or service shall be subject to a minimum vesting schedule of at least one year and (b) that vest on the basis of the attainment of performance goals shall provide for a performance period that ends no earlier than the first anniversary of the commencement of the period over which performance is evaluated; and (2) awards that are not Full Value Awards may not vest or be exercisable earlier than the first anniversary of the date on which such award is granted. Notwithstanding the foregoing, Awards with respect to 5% of the maximum aggregate number of Share Equivalents available for the purpose of awards under the Plan pursuant to Section 2 may be granted under the Plan to any one or more Participants without respect to such minimum vesting provisions.

6.
Operating Partnership Units

                Awards may be granted under the Plan in the form of OP Units. Awards of OP Units shall be valued by reference to, or otherwise determined by reference to or based on, Shares. OP Units awarded under the Plan may be (1) convertible, exchangeable or redeemable for other limited partnership interests in the Operating Partnership (including OP Units of a different class or series) or Shares, or (2) valued by reference to the book value, fair value or performance of the Operating Partnership. Except as otherwise determined by the Committee, awards of OP Units are intended to qualify as "profits interests" within the meaning of IRS Revenue Procedure 93-27, as clarified by IRS Revenue Procedure 2001-43, with respect to a Participant in the Plan who is rendering services to or for the benefit of the Operating Partnership, including its subsidiaries.

                For purposes of calculating the number of Shares underlying an award of OP Units relative to the total number of Share Equivalents available for issuance under the Plan, the Committee shall establish in good faith the maximum number of Shares to which a Participant receiving such award of OP Units may be entitled upon fulfillment of all applicable conditions set forth in the relevant award documentation, including vesting conditions, partnership capital account allocations, value accretion factors, conversion ratios, exchange ratios and other similar criteria. If and when any such conditions are no longer capable of being met, in whole or in part, the number of Shares underlying such awards of OP Units shall be reduced accordingly by the Committee, and the number of Share Equivalents available for issuance under the Plan shall be increased by one Share Equivalent for each Share so reduced. Awards of OP Units may be granted either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible Participants to whom, and the time or times at which, awards of OP Units

88	VORNADO REALTY TRUST	2019 PROXY STATEMENT

shall be made; the number of OP Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of such OP Units; and the restrictions and conditions applicable to such award of OP Units. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics (including with reference to the book value of the Operating Partnership or the value of Shares) and/or achievement of pre-established performance goals and objectives, with related length of the service period for vesting, minimum or maximum performance thresholds, measurement procedures and length of the performance period to be established by the Committee at the time of grant, in its sole discretion. The Committee may allow awards of OP Units to be held through a limited partnership, or similar "look-through" entity, and the Committee may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 6.

                Notwithstanding Section 5 of the Plan, the award agreement or other award documentation in respect of an award of OP Units may provide that the recipient of an award under this Section 6 shall be entitled to receive, currently or on a deferred or contingent basis, dividends or dividend equivalents with respect to the number of Shares underlying the award or other distributions from the Operating Partnership prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), as determined at the time of grant by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or OP Units.

                OP Units awarded under this Section 6 may be issued for no cash consideration.

7.
Stock Options

                The Committee shall establish the option price per Share at the time each stock option is granted, which price shall not be less than 100% of the Fair Market Value (as defined below) of a Share. Stock options shall be exercisable for such period as specified by the Committee but in no event may options be exercisable more than ten years after their date of grant. The option price of each Share as to which a stock option is exercised shall be paid in full at the time of such exercise. Such payment shall be made (i) in cash, (ii) by tender of Shares owned by the Participant valued at Surrender Value as of the date of exercise, (iii) to the extent approved by the Committee in its sole discretion, by surrender of all or part of the Shares issuable upon exercise of the option by the largest whole number of Shares with a Surrender Value that does not exceed the aggregate exercise price; provided, however, that the Trust shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued, (iv) in such other consideration as the Committee deems appropriate, or (v) by a combination of cash, Shares and such other consideration.

                For purposes of the Plan, "Fair Market Value" means, with respect to a Share, the average of the high and the low prices reported for the Shares on the applicable date as reported on the New York Stock Exchange or, if not so reported, as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Section 409A, unless determined as otherwise specified herein. For purposes of the grant of any award, the applicable date will be the trading day on which the award is granted or, if the date the award is granted is not a trading day, the trading day immediately prior to the date the award is granted. For purposes of the exercise of any award, the applicable date is the date a notice of exercise is received by the Trust or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Trust.

8.
Stock Appreciation Rights

                Stock appreciation rights may be granted in tandem with a stock option, in addition to a stock option, or may be freestanding and unrelated to a stock option. Stock appreciation rights granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time. The Committee shall establish the grant price of each stock appreciation right granted at the time each such stock appreciation right is granted, which price shall not be less than 100% of the Fair Market Value of the Shares subject to such award. No stock appreciation right shall be exercisable later than 10 years from the grant date of such award. A stock appreciation right shall entitle the Participant to receive from the Trust an amount equal to the increase of the Fair Market Value of the Shares on the exercise of the stock appreciation right over the grant price. The Committee, in its

2019 PROXY STATEMENT	VORNADO REALTY TRUST	89

sole discretion, shall determine whether the stock appreciation right shall be settled in cash, Shares or a combination of cash and Shares.

9.
Performance Shares

                Performance shares may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a grant of performance shares, such certificate shall be registered in the name of the Participant but shall be held by the Trust until the time the Shares subject to the grant of performance shares are earned. The performance conditions and the length of the performance period shall be determined by the Committee subject to the terms of the Plan. The Committee, in its sole discretion, shall determine whether performance shares granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.

10.
Restricted Stock

                Restricted stock may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a grant of restricted stock, such certificate shall be registered in the name of the Participant but shall be held by the Trust until the end of the restricted period. The employment conditions and the length of the period for vesting of restricted stock shall be established by the Committee at time of grant. The Committee, in its sole discretion, shall determine whether restricted stock granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.

11.
Other Stock-Based Awards

                Other types of equity-based or equity-related awards (including the grant or offer for sale of unrestricted Shares) may be granted under such terms and conditions as may be determined by the Committee in its sole discretion.

12.
Award Agreements

                Each award under the Plan shall be evidenced by an agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such award, in addition to the terms and conditions specified in the Plan.

13.
Change in Control

                In the event of a Change in Control, after consideration of the requirements of Section 409A, the Committee may take one or more of the following actions with respect to outstanding awards, in its sole discretion: (i) settle such awards for an amount (as determined in the sole discretion of the Committee) of cash or securities, where in the case of stock options and stock appreciation rights, the value of such amount, if any, will be equal to the in-the-money spread value (if any) of such awards; (ii) provide for the assumption of or the issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted under the Plan, as determined by the Committee in its sole discretion; (iii) modify the terms of such awards to add events, conditions or circumstances (including termination of employment within a specified period after a Change in Control) upon which the vesting of such awards or lapse of restrictions thereon will accelerate; (iv) deem any performance conditions satisfied at target, maximum or actual performance through closing or provide for the performance conditions to continue (in accordance with their terms or as adjusted by the Committee) after the Change in Control or (v) provide that for a period of at least 20 days prior to the Change in Control, any stock options or stock appreciation rights that would not otherwise become exercisable prior to the Change in Control will be exercisable as to all Shares subject thereto (but any such exercise will be contingent upon and subject to the occurrence of the Change in Control and if the Change in Control does not take place within a specified period after giving such notice for any reason whatsoever, the exercise will be null and void) and that any stock options or stock appreciation rights not exercised prior to the consummation of the Change in Control will terminate and be of no further force and effect as of the consummation of the Change in Control. In the event that the consideration paid in

90	VORNADO REALTY TRUST	2019 PROXY STATEMENT

the Change in Control includes contingent value rights, earn-out or indemnity payments or similar payments, then the Committee will determine if awards settled under clause (i) above are (a) valued at closing taking into account such contingent consideration (with the value determined by the Committee in its sole discretion) or (b) entitled to a share of such contingent consideration. For the avoidance of doubt, in the event of a Change in Control where all stock options and stock appreciation rights are settled for an amount (as determined in the sole discretion of the Committee) of cash or securities, the Committee may, in its sole discretion, terminate any stock option or stock appreciation right for which the exercise price is equal to or exceeds the per share value of the consideration to be paid in the Change in Control transaction without payment of consideration therefor.

                Unless otherwise set forth in an award agreement, a "Change in Control" of the Trust means the occurrence of one of the following events:

                (i)            individuals who, on the date hereof, constitute the Board of Trustees (the "Incumbent Trustees") cease for any reason to constitute at least a majority of the Board of Trustees, provided that any person becoming a trustee subsequent to the date hereof whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Trustees then on the Board of Trustees (either by a specific vote or by approval of the proxy statement of the Trust in which such person is named as a nominee for trustee, without objection to such nomination) shall be an Incumbent Trustee; provided, however, that no individual initially elected or nominated as a trustee of the Trust as a result of an actual or threatened election contest with respect to trustees or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board of Trustees shall be an Incumbent Trustee;

                (ii)            any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes, after the date hereof, a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Trust representing 30% or more of the combined voting power of the Trust's then outstanding securities eligible to vote for the election of the Board of Trustees (the "Trust Voting Securities"); provided, however, that an event described in this paragraph (ii) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner: (A) the Trust or any majority-owned subsidiary of the Trust (provided that this exclusion applies solely to the ownership levels of the Trust or the majority-owned subsidiary), (B) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Trust or any such majority-owned subsidiary, (C) any underwriter temporarily holding securities pursuant to an offering of such securities, (D) any person pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)), (E) (a) any of the partners (as of the date hereof) in Interstate Properties including immediate family members and family trusts or family-only partnerships and any charitable foundations of such partners (the "Interstate Partners"), (b) any entities the majority of the voting interests of which are beneficially owned by the Interstate Partners, or (c) any "group" (as described in Rule 13d-5(b)(1) under the Exchange Act) including the Interstate Partners (the persons in (a), (b) and (c) shall be individually and collectively referred to herein as "Interstate Holders"); or

                (iii)           the consummation of a merger, consolidation, share exchange or similar form of transaction involving the Trust or any of its subsidiaries, or the sale of all or substantially all of the Trust's assets (a "Business Transaction"), unless immediately following such Business Transaction (a) more than 50% of the total voting power of the entity resulting from such Business Transaction or the entity acquiring the Trust's assets in such Business Transaction (the "Surviving Corporation") is beneficially owned, directly or indirectly, by the Interstate Holders or the Trust's shareholders immediately prior to any such Business Transaction, and (b) no person (other than the persons set forth in clauses (A), (B), (C), or (E) of paragraph (ii) above or any tax-qualified, broad-based employee benefit plan of the Surviving Corporation or its affiliates) beneficially owns, directly or indirectly, 30% or more of the total voting power of the Surviving Corporation (a "Non-Qualifying Transaction"); or

                (iv)           Board of Trustees approval of a liquidation or dissolution of the Trust, unless the voting common equity interests of an ongoing entity (other than a liquidating trust) are beneficially owned, directly or indirectly, by the Trust's shareholders in substantially the same proportions as such shareholders owned the Trust Voting Securities immediately prior to such liquidation and such ongoing entity assumes all

2019 PROXY STATEMENT	VORNADO REALTY TRUST	91

existing obligations of the Trust to Participants under this Plan and the award agreements issued thereunder.

14.
Clawback/Forfeiture

                Awards granted under the Plan will be subject to the requirement that the awards be forfeited or repaid to the Trust after they have been distributed to the Participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by (A) any clawback or recapture policy adopted by the Trust from time to time or (B) any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

15.
Withholding

                The Trust shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any Shares or the payment of cash under the Plan, any taxes required by law to be withheld therefrom. The Committee, in its sole discretion, may permit a Participant who is an employee of the Trust or its subsidiaries to elect to satisfy such withholding obligation by having the Trust retain the number of Shares (rounded up to the nearest whole number unless the Committee determines otherwise) whose Fair Market Value equals the amount of taxes required by applicable law to be withheld, as determined by the Trust.

16.
Nontransferability

                No award under the Plan shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Notwithstanding the foregoing, the Committee may determine, at the time of grant or thereafter, that an award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Code) is transferable by the Participant to such Participant's immediate family members (or trusts, partnerships, or limited liability companies established for such immediate family members). For this purpose, immediate family member means, except as otherwise defined by the Committee, the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws and persons related by reason of legal adoption. Such transferees may transfer an award only by will or the laws of descent or distribution. An award transferred pursuant to this Section 16 shall remain subject to the provisions of the Plan, and shall be subject to such other rules as the Committee shall determine. Upon transfer of a stock option, any related stock appreciation right shall be canceled. Except in the case of a holder's incapacity, an award shall be exercisable only by the holder thereof.

17.
No Right to Employment

                No person shall have any claim or right to be granted an award, and the grant of an award shall not be construed as giving a Participant any right to continue his or her service to the Trust or its subsidiaries as an Employee, Non-Employee Trustee or Consultant. Further, the Trust and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any agreement entered into hereunder.

18.
Adjustment of and Changes in Shares

                In the event of any change in the outstanding Shares by reason of any share dividend or split, reverse split, recapitalization, merger, consolidation, spinoff, combination or exchange of Shares or other corporate change, or any distributions to common shareholders other than regular cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to (i) the number of Share Equivalents for which awards may be granted under the Plan, (ii) the number or kind of Shares or other securities issued or reserved for issuance pursuant to outstanding awards, and (iii) the number of Shares set forth in Section 2 that can be issued through incentive stock options within the meaning of Section 422 of the Code; provided, however, that no such substitution or adjustment shall be required if the Committee determines that such action could cause an award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A or otherwise could

92	VORNADO REALTY TRUST	2019 PROXY STATEMENT

subject a Participant to the additional tax imposed under Section 409A in respect of an outstanding award; and further provided that no Participant shall have the right to require the Committee to make any adjustment or substitution under this Section 18 or have any claim or right whatsoever against the Trust or any of its subsidiaries or affiliates or any of their respective trustees, directors, officer or employees in respect of any action taken or not taken under this Section 18.

19.
Amendment; Termination

                The Committee may amend or terminate the Plan or any portion thereof from time to time, provided that no amendment shall be made without shareholder approval if such amendment (i) would increase the maximum aggregate number of Shares that may be issued under the Plan (other than pursuant to Section 18), (ii) would materially expand the class of service providers eligible to participate in the Plan, (iii) would result in a material increase in the benefits accrued to Participants under the Plan, (iv) would reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights (other than pursuant to Section 18) or (v) requires shareholder approval to comply with any applicable laws, regulations or rules, including the rules of a securities exchange or self-regulatory agency. Notwithstanding anything contrary in this Plan, if there is a change in applicable tax law such that OP Units become taxable to the holder of such OP Units as ordinary income, the Operating Partnership, at any time in the sole discretion of the general partner of the Operating Partnership, may cause the OP Units to be restructured and/or substituted for other awards in a way that permits a tax deduction to the Operating Partnership or the Trust while preserving substantially similar pre-tax economics to the holder of such OP Units.

20.
Section 409A

                It is the Trust's intent that awards under the Plan be exempt from, or comply with, the requirements of Section 409A, and that the Plan be administered and interpreted accordingly. Without limiting the generality of the foregoing, if and to the extent that any award made under the Plan is determined by the Trust to constitute "non-qualified deferred compensation" subject to Section 409A then:

                (i)            Any payment due by reason of the Participant's termination of employment, then (i) such payment or benefit shall be made or provided to the Participant only upon a "separation from service" as defined for purposes of Section 409A under applicable regulations and (ii) if the Participant is a "specified employee" (within the meaning of Section 409A and as determined by the Trust), such payment or benefit shall not be made or provided before the date that is six months after the date of the Participant's separation from service (or the Participant's earlier death);

                (ii)            Any payment due upon a Change in Control will be paid only if such Change in Control constitutes a "change in ownership" or "change in effective control" within the meaning of Section 409A, and in the event that such Change in Control does not constitute a "change in the ownership" or "change in the effective control" within the meaning of Section 409A, such Award will vest upon the Change in Control and any payment will be delayed until the first compliant date under Section 409A;

                (iii)           If the award includes a "series of installment payments" (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the participant's right to the series of installment payments will be treated as a right to a series of separate payments and not as a right to a single payment; and

                (iv)           If the award includes dividend equivalents, the participant's right to the dividend equivalents will be treated separately from the right to other amounts under the award.

2019 PROXY STATEMENT	VORNADO REALTY TRUST	93

21.
Governing Law

                The Plan and all awards made and actions taken thereunder will be governed by and construed in accordance with the laws of the state of Maryland, without reference to principles of conflict of laws.

22.
Effective Date

                The Plan was adopted on March 26, 2019 by the Board of Trustees upon recommendation of the Committee, subject to the approval by the shareholders of the Trust, and shall be effective as of the date of the approval by the requisite shareholders of the Trust at the 2019 Annual Meeting on May 16, 2019 (the "Effective Date"). If the Plan is not so approved by the requisite shareholders of the Trust, then the Plan will be null and void in its entirety and the Predecessor Plan will remain in full force and effect with respect to awards to be granted to Employees and Consultants. Subject to earlier termination pursuant to Section 19, the Plan shall have a term of ten years from the Effective Date; provided, however, that all awards made under the Plan before its termination, and the Committee's authority to administer the terms of such awards, will remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable award agreements.

94	VORNADO REALTY TRUST	2019 PROXY STATEMENT

Appendix

Defined Terms

Term	Section

Board of Trustees	2
Business Transaction	13
Change in Control	13
Code	2
Committee	2
Consultants	1
Effective Date	22
Employees	1
Exchange Act	13
Fair Market Value	7
Full Value Award	2
Incumbent Trustees	13
Interstate Holders	13
Interstate Partners	13
Non-Employee Trustees	1
Non-Qualifying Transaction	13
OP Units	2
Operating Partnership	2
Participants	3
Plan	1
Predecessor Plan	1
Section 409A	2
Shares	2
Share Equivalent	2
Surrender Value	5
Surviving Corporation	13
Trust	1
Trust Voting Securities	13

888 Seventh Avenue, New York, New York 10019

VIEW MATERIALS & VOTE w SCAN TO VORNADO REALTY TRUST 888 SEVENTH AVENUE NEW YORK, NY 10019 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 U s e a n y to u c h-t o ne t e le p ho n e to t r an s m i t y o u r vo t i ng i n st r u ct i o n s u p u nt i l 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E69140-P17134 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VORNADO REALTY TRUST The Board of Trustees recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Trustees Nominees: 06) 07) 08) 09) Mandakini Puri Daniel R. Tisch Richard R. West Russell B. Wight, Jr. 01) 02) 03) 04) 05) Steven Roth Candace K. Beinecke Michael D. Fascitelli William W. Helman IV David M. Mandelbaum The Board of Trustees recommends you vote FOR proposals 2, 3 and 4. For Against Abstain ! ! ! ! ! ! ! ! ! 2. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR. NON-BINDING, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION. 3. 4. APPROVAL OF THE COMPANY'S 2019 OMNIBUS SHARE PLAN. NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. ! For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E69141-P17134 VORNADO REALTY TRUST This proxy is solicited on behalf of the Board of Trustees for the 2019 Annual Meeting of Shareholders May 16, 2019 11:30 A.M. The undersigned shareholder, revoking all prior proxies, hereby appoints Steven Roth and Michael D. Fascitelli, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Shareholders of Vornado Realty Trust, a Maryland real estate investment trust (the "Company"), to be held at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663 on Thursday, May 16, 2019 at 11:30 A.M., local time, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. Each proxy is authorized to vote as directed on the reverse side hereof upon the proposals which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting and all postponements or adjournments thereof, all as more fully set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement. Receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement in connection with such meeting and the 2018 Annual Report to Shareholders is hereby acknowledged. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) "FOR" THE ELECTION OF EACH NOMINEE FOR TRUSTEE, (2) "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, (3) "FOR" THE NON-BINDING, ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION, AND (4) "FOR" THE APPROVAL OF THE COMPANY'S 2019 OMNIBUS SHARE PLAN. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: